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                       IN THE UNITED STATES DISTRICT COURT
                      FOR THE EASTERN DISTRICT OF VIRGINIA
                               Alexandria Division

                                 )
IN RE MICROSTRATEGY INC.         ) Civil Action No. 00-473-A
SECURITIES LITIGATION            )
                                 )

                            STIPULATION OF SETTLEMENT

      This Stipulation of Settlement, dated as of January 11, 2001 (the "Stipulation") is submitted pursuant to Rule 23 of the Federal Rules of Civil Procedure. Subject to the approval of the Court, the Stipulation is entered into among: Lead Plaintiffs Akiko Minami, Atsukuni Minami and Local 144 Nursing Home Pension Fund, on behalf of themselves and the Class and Settlement Subclass (as defined below), defendant MicroStrategy Incorporated ("MicroStrategy"); and defendants Michael J. Saylor, Sanju K. Bansal, Mark S. Lynch, Stephen S. Trundle, Ralph S. Terkowitz, and Frank A. Ingari (the "Individual Defendants") (collectively, the "Settling Defendants"), by and through their respective counsel.

      WHEREAS:

      A. The actions listed in Exhibit A (the "actions") were commenced in March and April 2000, alleging that: (i) the Settling Defendants and MicroStrategy's auditor, PricewaterhouseCoopers LLP ("PwC") (collectively, the "Defendants") violated Section 10(b) of the Securities Exchange Act of 1934 (the "Exchange Act") and Rule lOb-S promulgated
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thereunder; (ii) several of the Individual Defendants violated Section 20(a) of the Exchange Act; and (iii) the Individual Defendants are liable under Section 20A of the Exchange Act;

      B. By Order dated June 6, 2000, the Court consolidated for all purposes the actions into this Action pursuant to Rule 42(a) of the Federal Rules of Civil Procedure;

      C. By Order dated June 27, 2000, the Court (i) granted the motion of Akiko and Atsukuni Minami and Local 144 Nursing Home Pension Fund to be appointed Lead Plaintiffs, and (ii) designated the law firms Milberg Weiss Bershad Hynes & Lerach LLP, and Wolf, Haldenstein, Adler, Freeman & Herz LLP as Paintiffs' Co-Lead Counsel;

      D. A Consolidated Amended Class Action Complaint ("Complaint") was filed on July 7, 2000. The Complaint asserts claims against Defendants based upon, inter alia, the following allegations:

      i) During the Class Period (as defined below), Defendants allegedly caused MicroStrategy to improperly recognize revenues on software licensing agreements prior to those contracts being finalized and/or when they were subject to significant contingencies or yet-to-be fulfilled obligations by MicroStrategy. Such alleged practices violated Generally Accepted Accounting Principles and significantly distorted MicroStrategy's publicly reported financial results and condition, rendering them materially false and misleading throughout the Class Period;

      ii) These financial reports were included in MicroStrategy's public filings with the Securities and Exchange Commission and in various press releases;

      iii) PwC actively participated in the alleged fraud by reason of its preparation and release of false and unqualified audit reports concerning MicroStrategy's financial statements for its fiscal years 1997, 1998 and 1999 and by its participation in the preparation of MicroStrategy's publicly misstated quarterly financial reports;

      iv) The financial and audit reports allegedly artificially inflated the market price of MicroStrategy's common stock during the Class Period;


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      v)    On March 20, 2000, MicroStrategy disclosed that its financial statements for 1998 and 1999 had to be restated; that all of MicroStrategy's previously reported earnings for those two years were being eliminated; and that those results would, instead, reflect losses. As a result of these disclosures, MicroStrategy's common stock dropped from $226 3/4 per share on March 17, 2000 (the last trading day prior to the revelations) to $86 3/4 per share on the day the disclosures were made;

      vi) Prior to the March 20, 2000 disclosures, the Individual Defendants sold MicroStrategy common stock at allegedly artificially inflated prices, receiving aggregate proceeds in excess of $90 million;

      E. By Order dated August 10, 2000, as subsequently amended on August 25, 2000, the Court (i) conditionally certified the Action to proceed as a class action on behalf of all persons or entities who, during the period June 11, 1998 through March 20, 2000, inclusive (the "Class Period"), purchased MicroStrategy common stock or call options or sold MicroStrategy put options, and who were allegedly damaged thereby (the "Class"), (ii) conditionally certified a subclass consisting of all persons or entities who, during the Class Period, purchased MicroStrategy common stock contemporaneously with the sales of MicroStrategy common stock by those defendants who traded contemporaneously with Vera Schwartz, and who were allegedly damaged thereby (the "Certified Subclass"), and
(iii) designated the Lead Plaintiffs and Vera Schwartz and Paul Schweitzer as the representatives of the Class and Ms. Schwartz as the representative of the Certified Subclass;

      F. By Order dated September 15, 2000, the Court denied the Defendants' motions to dismiss the Complaint, with the exception that the Court dismissed a claim that Defendant Frank A. Ingari is liable under Section 20A of the Exchange Act, leaving Defendant Stephen S. Trundle


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as the sole Defendant against whom such claim remains, and held that, based on the allegations in the Complaint, a "one-day contemporaneity period" was "appropriate";

      G. Plaintiffs' Co-Lead Counsel have conducted and completed extensive research, discovery and investigation during the prosecution of the Action, including: (i) inspection and analysis of hundreds of thousands of pages of documents produced by Defendants and numerous third parties; (ii) review of MicroStrategy's public filings, press releases, and other public statements;
(iii) interviews and/or depositions of several MicroStrategy officers and employees; and (iv) consultation with accounting and damages consultants retained by Plaintiffs' Co-Lead Counsel;

      H. Plaintiffs' Co-Lead Counsel and counsel for the Settling Defendants have engaged in extensive arms-length settlement negotiations;

      I. On October 23, 2000, Plaintiffs' Co-Lead Counsel and counsel for the Settling Defendants, on behalf of their respective clients, executed a Memorandum of Understanding containing the material terms of a proposed partial settlement of this Action;

      J. Plaintiffs' Co-Lead Counsel have carefully considered and evaluated the relevant legal authorities and evidence to support the claims asserted against the Settling Defendants, the likelihood of prevailing on those claims, the Settling Defendants' respective abilities to pay any judgment obtained in light of their current financial condition, and the likely appeals and subsequent proceedings necessary if the Class and Certified Subclass did prevail against the Settling Defendants, and have concluded that the settlement set forth herein is in the best interests of the Class and Certified Subclass;


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      K. The Settling Defendants, while affirmatively denying wrongdoing of any kind whatsoever, or liability to Lead Plaintiffs, the Class or Certified Subclass, and without conceding any infirmity in the defenses they have asserted or could assert in the Action, consider it desirable that the Action be settled on the terms set forth herein in order to avoid further expense and to dispose of burdensome and protracted litigation.

      NOW THEREFORE, IT IS HEREBY STIPULATED AND AGREED, by and among the parties to this Stipulation, through their respective attorneys, subject to approval of the Court pursuant to Rule 23(e) of the Federal Rules of Civil Procedure, that the Action be settled as against the Settling Defendants subject to the following terms and conditions:

I. DEFINITIONS

      1. As used herein, the following capitalized terms shall have the following meanings:

            (a) "Action" means In re MicroStrategy Inc. Securities Litigation, Civil Action No. 00-473-A.

            (b) "Authorized Claimant" means a Class Member who files a timely, valid Proof of Claim.

            (c) "Claims Administrator" means Gilardi & Co. LLC, the firm to be designated and supervised solely by Plaintiffs' Co-Lead Counsel to administer the Settlement.

            (d) "Class" means all persons and entities who, during the period June 11, 1998 through March 20, 2000, inclusive, purchased MicroStrategy common stock or call options or sold MicroStrategy put options, and who allegedly were damaged thereby. Excluded from the Class are Defendants, any person, firm, trust, corporation or other individual or entity in which


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any Defendant has a controlling interest or which is related to or affiliated with any of the Defendants, the partners, principals, officers, directors, employees, affiliates, legal representatives, heirs, predecessors, successors and assigns of Defendants, and the immediate family members of any such individual.

            (e) "Class Member" means any person or entity included within the Class, including the Plaintiffs.

            (f) "Class Period" means the period of time from June 11, 1998 through March 20, 2000, inclusive.

            (g) "Complaint" means the Consolidated Amended Class Action Complaint filed on or about July 7, 2000.

            (h) "Defendants" means MicroStrategy, the Individual Defendants, and PwC.

            (i) "Effective Date" means the date by which all of the following have occurred: (i) the Settlement has been approved in all material respects by the Court (unless any such material change has been agreed upon by the Settling Parties); (ii) an Order and Final Judgment, reflecting the terms of this Stipulation, has been entered by the Court and not vacated or modified in any material way upon appeal or otherwise (unless any such material change has been agreed upon by the Settling Parties); and (iii) either (a) the time to appeal or otherwise seek review of the Order and Final Judgment has expired without any appeal having been taken or review sought, or (b) if an appeal is taken or review sought, the expiration of five days after an appeal or review shall have been finally determined by the highest court before which appeal or review is sought which upholds the terms of the Stipulation and/or an Order and Final Judgment and is not subject to further judicial review.


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            (j) "Exchange Act" means the Securities Exchange Act of 1934.

            (k) "Excess Amount" means the costs of notice and administration of the Settlement which exceed the sum of seven hundred and fifty thousand dollars ($750,000).

            (l) "Fee and Expense Application" means the application submitted by Plaintiffs' Counsel seeking attorneys' fees, expenses and costs.

            (m) "Fee Award" means the attorneys' fees, expenses and costs, including the fees of experts and consultants, as may be awarded by the Court to Plaintiffs' Counsel.

            (n) "Final Distribution Order" means an Order of the Court allowing distribution of the Settlement Consideration.

            (o) "Individual Defendants" means Michael J. Saylor, Sanju K. Bansal, Mark S. Lynch, Stephen S. Trundle, Ralph S. Terkowitz, and Frank A. Ingari.

            (p) "Lead Plaintiffs" means Akiko Minami, Atsukuni Minami, and Local 144 Nursing Home Pension Fund.

            (q) "MicroStrategy" means MicroStrategy Incorporated, and any subsidiary or corporate affiliate thereof.

            (r) "Net Settlement Consideration" means the Settlement Consideration, less the amount of the Fee Award and Court-approved expenses, taxes, costs of notice and costs of administration.

            (s) "Non-Settling Defendant" means PwC.


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            (t) "Notice Order" means the order attached hereto as Exhibit C which provides for notice of the proposed settlement to the Class and Settlement Subclass, which is incorporated by reference in this Stipulation.

            (u) "Notes" means the 7-1/2% Series A Unsecured Notes to be issued by MicroStrategy in connection with the Settlement. The Notes will be subject to the terms and conditions as set forth in Exhibit B, which is incorporated by reference in this Stipulation.

            (v) "Order and Final Judgment" means the proposed Order and Final Judgment in the form attached hereto as Exhibit D, which is incorporated by reference in this Stipulation.

            (w) "Plaintiffs" means the Lead Plaintiffs and all other persons or entities identified as plaintiffs in the Complaint.

            (x) "Plaintiffs' Co-Lead Counsel" means the law firms Milberg Weiss Bershad Hynes & Lerach LLP, and Wolf Haldenstein Adler Freeman & Herz LLP.

            (y) "Plaintiffs' Counsel" means the Plaintiffs' Co-Lead Counsel and all of the other attorneys representing any of the named Plaintiffs in this Action.

            (z) "Plan of Allocation" means the terms and procedures for allocating the Net Settlement Consideration among, and distributing the Net Settlement Consideration to, Authorized Claimants as set forth in the Settlement Notice, or such other Plan of Allocation as the Court shall approve.

            (aa) "Proof of Claim" means the Proof of Claim and Substitute Form W-9 annexed hereto as Exhibit C-2 which will be mailed to members of the Class and Settlement Subclass with the Settlement Notice.

            (bb) "PwC" means Non-Settling Defendant PricewaterhouseCoopers LLP.


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            (cc) "Released Parties" means the Settling Defendants and any person, firm, company, trust, corporation, or entity in which any Settling Defendant has a controlling interest, and each of their past, present and future corporate parents (including intermediate and ultimate parents), subsidiaries, affiliates, predecessors, successors and assigns, and each of their respective past, present and future officers, directors, employees, representatives, agents, solicitors, attorneys, heirs, investment advisors, administrators, executors, insurers, predecessors, successors and assigns, or any of them, including any person or entity acting on behalf or at the direction of any of them. Notwithstanding any of the foregoing, "Released Parties" shall not mean or include PwC, or any other person or entity other than the Settling Defendants and their related parties as described in the sentence immediately preceding this sentence

            (dd) "Securities Act" means the Securities Act of 1933.

            (ee) "Settled Claims" means any and all claims, rights or causes of action or liabilities whatsoever, whether based on federal, state, local, statutory or common law or any other law, rule or regulation, including both known claims and Unknown Claims, that have been or could have been asserted in any forum by Plaintiffs or any Class Member (excluding any persons or entities who timely and properly exclude themselves from the Class and Settlement Subclass), or any of them, against any of the Released Parties, which arise out of or relate in any way to the allegations, transactions, facts, matters or occurrences, representations or omissions involved, set forth, referred to or that could have been asserted in the Complaint, relating to the purchase of MicroStrategy common stock or call options or sale of MicroStrategy put options during the Class Period.


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            (ff) "Settled Defendants' Claims" means any and all claims, rights or causes of action or liabilities whatsoever, whether based on federal, state, local, statutory or common law or any other law, rule or regulation, including both known claims and Unknown Claims, that have been or could have been asserted in the Action or any forum by the Settling Defendants or any of them or the successors and assigns of any of them against any of the Plaintiffs, Class Members or Plaintiffs' Counsel, which arise out of or relate in any way to the institution, maintenance, or prosecution of the Action.

            (gg) "Settlement" means the terms and conditions set forth in this Stipulation.

            (hh) "Settlement Consideration" means the Notes, Settlement Shares and Warrants as described in paragraph 3 below, and the costs of notice and administration as provided in paragraph 4 below.

            (ii) "Settlement Hearing" means a hearing to be held by the Court on notice to the Class, to consider approval of the Settlement, Plan of Allocation and the Fee and Expense Application.

            (jj) "Settlement Notice" means the Notice of Pendency of Class Action and Partial Settlement, which is to be mailed to the Class in the form attached hereto as Exhibit C-1.

            (kk) "Settlement Shares" shall mean five hundred fifty thousand (550,000) shares of MicroStrategy Class A common stock, or such greater number of shares as may be issued in the Settlement, to be contributed by MicroStrategy and, directly or indirectly through MicroStrategy, Messrs. Saylor, Bansal and Lynch, in amounts set out in the October 23, 2000 letter from John K. Villa to Steven G. Schulman and Daniel W. Krasner. The Settlement Shares will be subject to the terms and conditions as set forth in Exhibit B.


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            (ll) "Settlement Subclass" means all members of the Class who purchased MicroStrategy common stock contemporaneously with sales of MicroStrategy common stock by any of the Individual Defendants, that is on one or more of the following dates: July 26, 27, 28 or 29, 1999, August 16, 17 or 18, 1999, October 21, 22, 25, 26, 27, 28, or 29, 1999, November 1, 18, 19, or
22, 1999, February 28 or 29, 2000 or March 1, 2000. The definition of the Settlement Subclass represents a modification of the Certified Subclass defined in the Amended Stipulation and Agreement Regarding Class Certification, entered into by the Parties on or about August 10, 2000, and subsequently approved by the Court, as amended, on August 25, 2000. The Settling Parties will request the Court to certify the Settlement Subclass, as modified from the Court's prior Order, solely for the purposes of the Settlement contemplated herein. Anyone excluded from the Class is also excluded from the Settlement Subclass.

            (mm) "Settling Defendants" means MicroStrategy and the Individual Defendants.

            (nn) "Settling Defendants' Counsel" means the law firm of Williams & Connolly LLP.

            (oo) "Settling Parties" means the Settling Defendants and the Lead Plaintiffs.

            (pp) "Unknown Claims" means any and all Settled Claims which any Plaintiff or Class Member does not know or suspect to exist in his, her or its favor at the time of the release of the Released Parties, and any Settled Defendants' Claims which any Settling Defendant does not know or suspect to exist in his, her or its favor, which if known by him, her or it might have affected his, her or its decision(s) with respect to the Settlement. With respect to any and all Settled Claims and Settled Defendants' Claims, the Settling Parties stipulate and agree that the


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Plaintiffs, the Class Members, and the Settling Defendants shall, by operation of the Order and Final Judgment, have waived any and all provisions, rights and benefits conferred by any law of any state or territory of the United States, or principle of common law, which is similar, comparable, or equivalent to Cal Civ. Code ss. 1542, which provides:

      A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

Lead Plaintiffs and Settling Defendants acknowledge, and members of the Class and Settlement Subclass by operation of law shall be deemed to have acknowledged, that the inclusion of "Unknown Claims" in the definition of Settled Claims and Settled Defendants' Claims was separately bargained for and was a key element of the Settlement

            (qq) "Warrants" means the warrants to be issued by MicroStrategy in connection with the Settlement. The Warrants will be subject to the terms and conditions as set forth in Exhibit B.

II TERMS AND CONDITIONS

      2. The Settling Parties agree to the following terms and conditions in full and final disposition of the Action as against the Settling Defendants, and any and all Settled Claims as against all Released Parties, and any and all Settled Defendants' Claims.

      3. Payment of the Settlement Consideration:

            a. The Notes: Pursuant to the Trust Indenture attached hereto as Exhibit F and being signed concurrently herewith, and in accordance with the terms and conditions set out in Exhibit B, MicroStrategy shall, after the Effective Date, and as soon as practicable after entry of the Final Distribution Order, deliver the Notes as directed by Plaintiffs' Co-Lead Counsel.


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            b. The Settlement Shares: In accordance with the terms and conditions set out in Exhibit B, the Settling Defendants shall, after the Effective Date, and as soon as practicable after entry of the Final Distribution Order, deliver the Settlement Shares as directed by Plaintiffs' Co-Lead Counsel.

            c. The Warrants: In accordance with the terms and conditions set out in Exhibit B, MicroStrategy shall execute and deliver to Plaintiffs' Co-Lead Counsel the Warrant Agreement, annexed hereto as Exhibit E. The Warrant Agreement shall be effective currently but may hereafter be modified from the forms annexed hereto to the extent required by the Nasdaq National Market (or such other market on which the Warrants may be traded), in connection with the listing of the Warrants or the common shares issuable upon the exercise of the Warrants, or by the Warrant Agent, as defined in the Warrant Agreement, in connection with the issuance or the administration of the Warrants. Any such modification shall be preceded by not less than five (5) business days notice to Plaintiffs' Co-Lead Counsel The Warrant certificates shall be prepared by MicroStrategy in such form as may be required by the Nasdaq National Market (or such other market on which the Warrants may be traded) and by the Warrant Agent. Such form shall be subject to the approval of Plaintiffs' Co-Lead Counsel, which shall not be unreasonably withheld. If Plaintiffs' Co-Lead Counsel do not object in writing within ten (10) days after MicroStrategy has presented them with a copy of the proposed final form of the Warrant certificate, then Plaintiffs' Co-Lead Counsel shall be deemed to have approved the form.

            d. MicroStrategy or its designees shall, within ten (10) business days after entry of the Final Distribution Order, and upon receipt from Plaintiffs' Co-Lead Counsel of a disk


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containing a list of the names, addresses and tax identification numbers of all
Authorized Claimants and Plaintiffs' Counsel (to the extent awarded by the Court), as well as the number of Settlement Shares, Warrants and the principal amount of the Promissory Note each such Authorized Claimant and Plaintiffs' Counsel is entitled to receive, issue Settlement Shares, Warrants and Notes to Authorized Claimants and Plaintiffs' Counsel in accordance with the terms of this Stipulation, the provisions set forth in the Final Distribution Order and the directions of Plaintiffs' Co-Lead Counsel.

            e. In the event MicroStrategy and Plaintiffs' Co-Lead Counsel are unable to agree, after good faith negotiations, on an appropriate adjustment in the number of shares to be issued to the Class hereunder in the event of any one or more of the following contingencies occur prior to the distribution of the Settlement Consideration: (a) MicroStrategy ceases to be a public company; (b) MicroStrategy Class A common shares cease to be listed on the Nasdaq National Market, the American Stock Exchange or the New York Stock Exchange; (c) there is a MicroStrategy recapitalization, corporate merger, acquisition, combination or other type of reorganization which results in eliminating the Class A common stock; and/or (d) there is a halt in trading of Class A Common stock during all or part of the valuation period(s), then Plaintiffs' Co-Lead Counsel and MicroStrategy shall each appoint one arbitrator. In the event the two arbitrators are unable to agree on an appropriate adjustment in the number of shares to be issued to the Class hereunder within two weeks of their appointment, they shall select a neutral third arbitrator and the three shall determine, by majority vote, the appropriate adjustment in the number of shares to be issued to the Class hereunder. The decision of the arbitrators shall be final


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and binding and not subject to appeal. The cost of the arbitration shall be borne equally by MicroStrategy and the Settlement Consideration.

            f. In addition, in the event of any merger, reorganization, or other change in control, the contractual rights and obligations created in connection with this Settlement shall not be diminished or impaired in any way and shall be assumed by the acquirer or successor as appropriate.

      4. MicroStrategy shall pay in cash the costs of notice and administration of the Settlement up to a maximum of seven hundred and fifty thousand dollars ($750,000) as and when incurred (not including any attorneys' fees or expenses, which fees and expenses shall be payable from the Notes, Settlement Shares and Warrants, as may be approved by the Court). For the purposes hereof, the costs of notice and administration shall include up to $150,000 for the fees of the trustee under the Trust Indenture up until the Notes are issued. If the costs of notice and administration of the Settlement exceed seven hundred and fifty thousand dollars ($750,000), MicroStrategy shall pay such costs as and when incurred and shall be entitled to a credit equal to the Excess Amount against the installment of interest on the Notes next due, to be applied against the Notes then outstanding on a pro rata basis. If the Excess Amount exceeds the amount of interest next due, MicroStrategy may at its option either reduce the principal of the balance of the Notes then outstanding on a pro rata basis by the balance of the Excess Amount not previously applied or apply such amount against subsequent installments of interest. MicroStrategy shall not be entitled to any refund or reimbursement of the costs of notice and administration in the event that the Settlement is not approved, is terminated or does not become final and effective for any


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reason. The notice and administration shall be performed by the Claims
Administrator. MicroStrategy shall, without charge, (i) provide information from MicroStrategy's transfer records concerning the identity of members of the Class and Settlement Subclass and their transactions, and (ii) issue the Notes, Settlement Shares, and Warrants, as directed by Plaintiffs' Co-Lead Counsel, and, if applicable, cash or other consideration as provided in Exhibit B hereto.

      5. The Settling Parties agree to the entry of the Order and Final Judgment, annexed hereto as Exhibit D.

      6. Upon the Effective Date, by operation of the Order and Final Judgment, all Class Members (excluding any persons or entities who timely and properly exclude themselves from the Class and Settlement Subclass) on behalf of themselves, their heirs, executors, administrators, successors and assigns, and any persons they represent, shall release and forever discharge, and shall forever be enjoined from prosecuting, any Settled Claims against any of the Released Parties.

      7. The Order and Final Judgment shall include a bar order pursuant to which the Court permanently bars and enjoins PwC and any other person or entity from asserting in this Court, or in any other federal court, or in any state court or other forum, any action or claim arising out of, based upon or related to any of the allegations in the Complaint or any other pleadings filed in the Action, or any claim for contribution or equitable indemnity, by which such person or entity attempts to recover losses arising out of claims made by Lead Plaintiffs or any Class Member (excluding any persons or entities who timely and properly exclude themselves from the Class and Settlement Subclass), against any of the Settling Defendants or the Released Parties.


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      8. Upon the Effective Date of this Settlement, by operation of the Order and Final Judgment, each of the Settling Defendants, on behalf of themselves and the Released Parties, shall release and forever discharge, and shall forever be enjoined from prosecuting, each and every of the Settled Defendants' Claims.

      9. As part of the Settlement, all claims against the Settling Defendants by all Class Members (excluding any persons or entities who timely and properly exclude themselves from the Class and Settlement Subclass) will be dismissed with prejudice in the Action pursuant to an appropriate order under Rule 54(b) of the Federal Rules of Civil Procedure and all Class Members (excluding any persons or entities who timely and properly exclude themselves from the Class and Settlement Subclass) shall be deemed to have released such claims and will be enjoined from any further prosecution thereof.

      10. The following are express conditions precedent to the effectiveness of the Settlement: (i) certification of the Settlement Subclass as defined herein, to which the Settling Parties hereby stipulate, subject to Court approval; (ii) approval of the Settlement and entry of an Order and Final Judgment substantially in the form as annexed hereto as Exhibit D; (iii) the Settlement becomes final because of the exhaustion of any and all appeals or the time to appeal from final Court approval; and (iv) the securities constituting the Settlement Consideration are issued pursuant to Section 3(a)(10) or, in lieu thereof, there shall be filed an effective registration statement covering the securities (subject to the provisions of section 4 of Exhibit B), or a no-action letter will be obtained from the Securities and Exchange Commission covering such issuance.


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      11. MicroStrategy may, at its sole option, terminate the Settlement if securities (including common stock, calls and puts) representing losses of more than a dollar amount that was agreed to by the Settling Parties in a separate letter agreement dated October 23, 2000, opt out of the Class and/or Settlement Subclass.

      12. If the Settlement is terminated, canceled, rejected, or if the Effective Date otherwise does not and cannot occur:

            (a) MicroStrategy shall remain liable to pay any notice and administration costs incurred prior to the termination, cancellation, rejection or event that precludes the Effective Date from occurring; and

            (b) the Settling Parties shall be deemed to have reverted to their respective status as of the date and time immediately prior to October 23, 2000 and they shall proceed in all respects as if this Stipulation had not been executed.

      13. As soon as practicable after execution of this Stipulation, the Settling Parties shall jointly move the Court for entry of a Notice Order in the form annexed as Exhibit C hereto.

      14. If the Settlement is approved by the Court after the Settlement Hearing, the Settling Parties shall jointly move the Court for entry of an Order and Final Judgment in the form annexed as Exhibit D hereto.

      15. At the Settlement Hearing, Lead Plaintiffs will seek approval of the Court for a Plan of Allocation for the Net Settlement Consideration to Class Members. The terms and conditions of the proposed Plan of Allocation shall be set forth in the Settlement Notice. After all timely claims have been received and processed Plaintiffs' Co-Lead Counsel shall file a motion to


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distribute the Net Settlement Consideration to the Class Members in accordance with the Plan of Allocation approved by the Court.

      16. a. Plaintiffs' Counsel may submit a Fee and Expense Application for distribution to them solely from the Settlement Consideration for an award of attorneys' fees and reimbursement of expenses, including the fees of experts and consultants incurred in connection with prosecuting the Action. Plaintiffs' Co-Lead Counsel reserves the right to make additional applications for fees and expenses incurred in connection with administration of the Settlement, to be distributed solely from the Settlement Consideration. Plaintiffs' Co-Lead Counsel shall allocate the Fee Award among other Plaintiffs' Counsel in a manner in which they in good faith believe reflects the contributions of such Plaintiffs' Counsel to the prosecution and settlement of the Action.

            b. The Fee Award and the amount awarded by the Court for reimbursement of expenses shall be payable solely from the Settlement Consideration.

            c. The Fee Award shall be paid pari passu from the Settlement Shares, Notes and Warrants, and shall be paid at the same time, and in the same proportion, as the Net Settlement Consideration is distributed to the Class and Settlement Subclass.

      17. The procedure for the allowance or disallowance by the Court of any applications by Plaintiffs' Counsel for attorneys' fees, costs and expenses, including the fees of experts and consultants to be paid out of the Settlement Consideration, are distinct from the Settlement set forth in the Stipulation, and are to be considered by the Court separately from the Court's consideration of the fairness, reasonableness and adequacy of the Settlement set forth in the

Stipulation, and any order or proceedings relating to the Fee and Expense Application, or any appeal from any order relating thereto or reversal or modification thereof, shall not operate to terminate or cancel the Stipulation, or affect or delay the finality of the Order and Final Judgment approving the Stipulation and the Settlement of the Action set forth herein.

      18. Plaintiffs' Co-Lead Counsel have retained a Claims Administrator and may retain such other persons or organizations as may be necessary to review, assess and process the Proofs of Claim submitted by Class Members. Defendants shall have no role in or responsibility for review or evaluation of Proofs of Claim. Promptly upon the Claims Administrator's completion of the processing of claims, Plaintiffs' Co-Lead Counsel shall file a motion for the Final Distribution approving the Claims Administrator's administrative determinations concerning the acceptance and rejection of claims filed by Class Members, and approving the fees and expenses of the Claims Administrator (which application shall be separate from the Fee and Expense Application) and, if the Effective Date has occurred, directing payment of the Net Settlement Consideration to Authorized Claimants.

      19. In order to receive a distribution from the Settlement Consideration, a Class Member must file a Proof of Claim in the form and manner to be approved by the Court.

      20. Defendants shall have no role in or responsibility for the form, substance, method or manner of administration or distribution of the Net Settlement Consideration to Authorized Claimants. Except with respect to the payment of notice and administration costs as set forth in paragraph 4 above, neither the Released Parties nor their respective counsel shall have any responsibility for or liability with respect to the administration or processing of claims or the allocation of the Settlement Consideration, including, without limitation, determinations as to the validity of Proofs of Claim, the amounts of claims, or distributions of the Net Settlement Consideration

      21. The Settling Parties and their attorneys agree to cooperate fully with one another in seeking Court approval of this Stipulation.

      22. This Stipulation shall be binding upon and inure to the benefit of the Settling Parties, the Class Members, and the Released Parties, and their respective heirs, executors, administrators, successors and assigns, and upon any corporation or other entity into or with which any party hereto may merge or consolidate. It is not intended, and shall not be construed, to create rights in or confer benefits on anyone else.

      23. Except as provided in the Exhibits to this Stipulation that the law of MicroStrategy's state of incorporation, Delaware, shall govern the securities to be issued as the Settlement Consideration, the Settlement shall be governed by Federal Law, including Rule 23 of the Federal Rules of Civil Procedure, and to the extent not covered by Federal Law the contractual provisions of this Stipulation shall be construed in accordance with the laws of the Commonwealth of Virginia, excluding its choice of law provisions.

      24. The Settling Defendants shall take no position on and shall neither interfere with nor delay the efforts by Plaintiffs to pursue any claims they may have against any actual or potential party to this Action or any other person or entity. Nor shall the Settling Defendants materially aid or assist any actual or potential party to this Action or any other person or entity in their or its defense of this Action. Notwithstanding anything to the contrary in this Stipulation or accompanying exhibits, nothing herein shall prevent the Settling Defendants from defending the rights or protecting the interests of any Released Party. If the Settlement is approved and becomes final, the Settling Defendants shall, at the request of Plaintiffs' Co-Lead Counsel, be subject to formal discovery and trial testimony in connection with any remaining claims asserted in this Action as if they were parties to the continuing Action, such that non-party discovery procedures against them will not be necessary. Settling Defendants shall not interpose any objection to providing trial testimony beyond 100 miles from their residence. If requested by Plaintiffs' Co-Lead Counsel, the Settling Defendants shall further direct their employees to provide discovery and trial testimony in this Action as if the employees were parties to the continuing Action. Settling Defendants shall assist Plaintiffs' Co-Lead Counsel in locating former employees. Settling Defendants shall not interpose the terms of any confidentiality agreements with such former employees which might interfere with the former employees' candid discussions with Plaintiffs' Co-Lead Counsel or their testimony. Settling Defendants shall relieve former employees from the obligations of any confidentiality agreements insofar as they would interfere with or obstruct those employees' discussions with Plaintiffs' Co-Lead Counsel or their testimony. Any confidential information provided pursuant to this paragraph shall be subject to the Stipulation and Order Governing Confidential Information, So Ordered by the Court in this Action on November 6, 2000.

      25. Nothing contained in this Stipulation or in other agreements executed in connection with the Settlement shall be construed as an admission (i) by any Settling Defendant of any alleged liability, fault or wrongdoing whatsoever of the Settling Defendants or any of them, or (ii) by any member of the Class or Settlement Subclass that their claims are without merit or lack validity

      26 Subject to MicroStrategy's obligations under the securities laws, the Settling Parties agree to consult with each other prior to issuing any public announcement or similar public statement concerning the Settlement until the earlier of the filing of the Form 10-K or Form l0-Q following the Effective Date of the Settlement.

      27. The waiver by one Settling Party of any breach of this Stipulation by another Settling Party shall not be deemed a waiver of any other prior or subsequent breach of this Stipulation.

      28. The Settling Parties intend the Settlement to be a final and complete resolution of all disputes asserted or which could be asserted between Plaintiffs, the Class Members and the Released Parties with respect to the Settled Claims and the Settled Defendants' Claims. Accordingly, the Settling Parties agree not to assert in any forum that the litigation was brought by Plaintiffs or defended by the Settling Defendants in bad faith or without a reasonable basis. The Settling Parties shall assert no claims of any violation of Rule 11 of the Federal Rules of Civil Procedure relating to the prosecution, defense, or settlement of the Action. The Settling Parties agree that the Settlement Consideration and the other terms of the Settlement were negotiated at arm's-length and in good faith, and reflect a settlement that was reached voluntarily after consultation with experienced legal counsel.

      29. All of the exhibits attached hereto are hereby incorporated by reference as though fully set forth herein. The foregoing, including the documents referred to in this Stipulation and in the exhibits hereto, constitute the entire agreement among the parties hereto with respect to the Settlement of the Action, and may not be modified or amended, except in writing, signed by all parties hereto, or their successors in interest. No representations or warranties other than those contained or referenced herein are made to any party Counsel may sign this Stipulation on behalf of the parties.

      30. This Stipulation shall not be construed more strictly against one party than another merely by virtue of the fact that it, or any part of it, may have been prepared by counsel for one of the parties, it being recognized that it is the result of arm's-length negotiations between the parties and all parties have contributed substantially and materially to the preparation of this Stipulation.

      31. The Court shall retain jurisdiction with respect to implementation and enforcement of the terms of the Stipulation.

      32. This Stipulation may be executed in counterparts.

                                         MILBERG WEISS BERSHAD HYNES &
                                         LERACH LLP

                                         By: /s/ Melvin I. Weiss
                                             ------------------------------
                                                 Melvin I. Weiss
                                                 Steve G. Shulman
                                                 George A. Bauer III
                                                 Ariana J. Tadler
                                         One Pennsylvania Plaza
                                         New York, NY 10119
                                         Tel: (212) 594-5900

                                         WOLF HALDENSTEIN ADLER
                                         FREEMAN & HERZ LLP

                                         By: /s/ Daniel Krasner
                                             ------------------------------
                                                 Daniel Krasner
                                                 Fred Taylor Isquith
                                         270 Madison Avenue
                                         New York, NY 10016
                                         Tel: (212) 545-4600

                                         Plaintiffs' Co-Lead Counsel

                                         WILLLAMS & CONNOLLY LLP By

                                         By: /s/ John K. Villa
                                             ------------------------------
                                                 Brendan V. Sullivan, Jr.
                                                 John K. Villa
                                                 Steven M. Farina
                                         725 12th Street, NW.
                                         Washington, D.C. 20005
                                         Tel: (202) 434-5000

                                         Counsel for Defendants
                                         MicroStrategy Incorporated, Michael
                                         J. Saylor, Sanju K. Bansal, Mark S.
                                         Lynch, Stephen S. Trundle, Ralph S.
                                         Terkowitz and Frank A. Ingari

                                    Exhibit B

Settlement Amount and Payment Method:

1. Notes: From the date of issuance (as defined in section 5 below) five-year, unsecured promissory Notes (face amounts in $100 multiples) issued by MicroStrategy having an aggregate principal amount of eighty million five hundred thousand dollars ($80,500,000) bearing interest from the date of commencement of the Settlement Hearing at a rate of seven and one-half percent (7.5%) per annum, payable solely in cash, with interest originally accruing and compounding annually until six (6) months after the date of issuance of the first Notes to be issued hereunder and to be paid on that date and, thereafter, accruing semi-annually and payable semi-annually in arrears. The Notes shall be issued pursuant to Section 3(a)(10) of the Securities Act and shall not constitute "restricted securities." In the event that the Notes cannot be issued pursuant to Section 3(a)(10), MicroStrategy shall take such steps as are necessary to permit such issuance, or, in lieu thereof, shall file a registration statement covering the issuance of the Notes or seek a "no action" letter from the Securities and Exchange Commission covering such issuance. The Notes may be prepaid at any time, upon thirty (30) days prior written notice, in whole or in part on a pro rata basis, without premium or penalty, and may be mandatorily converted at the option of MicroStrategy at any time, upon thirty
(30) days prior written notice, in whole or in part on a pro rata basis, without premium or penalty except as described herein, into MicroStrategy Class A common stock. The combination of prepayments, mandatory conversions and purchases in the open market by MicroStrategy shall not reduce the total original issue by more than forty percent (40%) unless the entire issue shall be prepaid, converted and/or purchased by MicroStrategy.

MicroStrategy shall not mandatorily convert the Notes while a petition in bankruptcy relating to MicroStrategy is pending and not discharged or stayed. If notice of a mandatory conversion is given during the thirty (30) day period prior to the filing date of a petition in bankruptcy relating to MicroStrategy, then the conversion will take place five (5) days after the petition is discharged or stayed or thirty (30) days after the notice, whichever is later. If the Notes are converted into shares of Class A common stock, they shall be converted into such number of shares as would be determined by dividing the principal and accrued but unpaid interest on the Notes to be converted by an amount equal to eighty percent (80%) of the dollar weighted average trading price per share for all round lot transactions in the stock on the Nasdaq National Market for the ten (10) trading days ending two (2) days prior to the date of the written notice. MicroStrategy shall not mandatorily convert the Notes if, during the ten (10) day period used for calculating the conversion price, MicroStrategy, any member of the MicroStrategy Board of Directors or any MicroStrategy officer subject to the requirements of Section 16 of the Securities and Exchange Act of 1934 has purchased shares of Class A common stock (excluding any issuance of stock to any officer or director of MicroStrategy pursuant to any MicroStrategy stock option, employee stock purchase or similar plan or rights plan in effect on the date of the commencement of the Settlement Hearing or subsequently approved by MicroStrategy's Board of Directors, or any exercises of options or rights issued under such plans). The Notes will be subordinated to all present and future (a) secured indebtedness and (b) unsecured institutional indebtedness evidenced by promissory notes. The Notes will rank pari passu with all other indebtedness. The Notes will contain only covenants for timely payment of principal and interest and for maintenance of MicroStrategy's corporate existence. The Notes will be tenderable in lieu of cash on the exercise of the Warrants provided herein, at a value equal to 133% of the sum of par value plus interest accrued to the date of the tender but unpaid. The Notes will be issued pursuant to an indenture with the indenture trustee being a financial institution mutually satisfactory to MicroStrategy and Plaintiffs' Co-Lead Counsel. Events of default under the indenture will be a failure to pay principal or interest when due or a filing of a bankruptcy petition relating to MicroStrategy that remains undischarged or unstayed for a period of sixty (60) days. The Notes shall also contain provisions concerning any change of control or sale of all or substantially all MicroStrategy assets such that any buyer must assume the Notes and the stock provisions to be translated into the acquirer's stock.

      In the event any Plaintiff would be entitled to a fractional share of a $100 Note (after adding any increase to the principal amount in lieu of any fractional Class A share and/or Warrant as provided below) MicroStrategy shall be entitled, in lieu thereof, at MicroStrategy's option, either to pay cash or to issue additional shares of Class A common stock valued at the dollar weighted average trading price per share for all round lot transactions in the stock on the Nasdaq National Market for the twenty (20) trading days ending two (2) days prior to the date on which the shares are distributed to the Plaintiff

2. Settlement Shares: Five hundred fifty thousand (550,000) shares of MicroStrategy Class A common stock to be contributed by MicroStrategy and, directly or indirectly through MicroStrategy, Michael Saylor, Sanju Bansal and Mark Lynch. The respective contributions of Messrs. Saylor, Bansal and Lynch shall be limited to those set out in an October 23, 2000 letter from MicroStrategy's counsel to Settling Defendants' Counsel. The contribution obligations of Messrs. Saylor, Bansal and Lynch set forth in the letter shall be several, and not joint and several, obligations and shall have a total value often million dollars ($10,000,000) with the total number of shares to be contributed to be determined by dividing that ten million dollars ($10,000,000) by the Trading Price (defined below). All the Settlement Shares shall be issued pursuant to Section 3(a)(10) of the Securities Act and shall not constitute "restricted securities." In the event that the Settlement Shares cannot be issued pursuant to Section 3(a)(10), MicroStrategy shall take such steps as are necessary to permit such issuance, or, in lieu thereof, shall file a registration statement covering the issuance of the shares or seek a "no action" letter from the Securities and Exchange Commission covering such issuance. The Settlement Shares will be valued at the dollar weighted average trading price per share for all round lot transactions in the stock on the Nasdaq National Market for the twenty (20) trading days ending two (2) days prior to the date that the Settlement Hearing commences (the "Trading Price"). If the Trading Price is less than thirty dollars ($30) per share, then MicroStrategy will issue such number of Class A common shares which, when added to the number of shares being contributed by Messrs. Saylor, Bansal and Lynch and that total is multiplied by the Trading Price, will yield a product equal to sixteen million five hundred thousand dollars ($16,500,000). MicroStrategy shall issue and deliver such shares as instructed by Plaintiffs' Co-Lead Counsel, in whole or in part and from time to time as instructed by Plaintiffs' Co-Lead Counsel at MicroStrategy's sole expense. To protect against dilution, the number of shares to be issued will be increased based on a dollar weighted average anti-dilution formula in the event that MicroStrategy issues or sells any equity securities or equity linked securities to any person, for a price per Class A common share less than the lesser of thirty dollars ($30) per share or the Trading Price, provided, however, that there shall be excluded from such anti-dilution protection (a) any issuance of options or stock to any employee, officer, director or consultant of MicroStrategy or any of its subsidiaries pursuant to any MicroStrategy stock option, employee stock purchase or similar plan or rights plan in effect on the date of the commencement of the Settlement Hearing or subsequently approved by the MicroStrategy Board of Directors, or any exercises of options or rights issued under such plans, (b) shares of stock issuable upon conversion of any shares of Series A Preferred Stock outstanding on the date of commencement of the Settlement Hearing or any issuance of common stock in lieu of dividends thereon, (c) shares of stock issuable upon the conversion of shares of Class B common stock outstanding as of the date of the commencement of the Settlement Hearing, (d) shares of stock issuable upon the exercise of any warrants which are outstanding as of the date of the commencement of the Settlement Hearing, (e) any shares of equity securities issued as consideration in a merger, combination or other acquisition of any business or the assets of such a business, (f) any shares of equity securities issued in connection with any vendor, lease or similar commercial arrangement,
(g) any shares of equity securities issued in connection with any strategic alliance to the extent that such shares constitute less than 5% (unless a greater percentage is approved by Plaintiffs' Co-Lead Counsel) of the common stock of MicroStrategy (including both Class A and Class B shares) issued and outstanding prior to such issuance. The anti-dilution protection shall apply only during the period beginning on the date of the commencement of the Settlement Hearing and ending sixty (60) days from the date on which the Court enters an order approving the settlement described herein.

      In the event any Plaintiff would be entitled to a fractional share of Class A common stock, MicroStrategy shall be entitled to pay cash in lieu of the fractional share at the lesser of thirty dollars ($30) per share or the Trading Price or, in lieu thereof, at MicroStrategy's option, to increase the principal amount of the Notes distributable to the shareholder entitled to the shares by the same amount.

3. Warrants: Warrants issued by MicroStrategy to purchase one million nine hundred thousand (1,900,000) shares of MicroStrategy Class A common stock at an exercise price determined as follows: if the Trading Price is eleven dollars ($11.00) or less, then the exercise price shall be forty dollars ($40.00) per share; if the Trading Price is twenty-four dollars ($24.00) or more, then the exercise price shall be fifty dollars ($50) per share; if the Trading Price is between eleven dollars ($11 00) and twenty-four dollars ($24 00), then the exercise price shall be increased over forty dollars ($40.00) and up to fifty dollars ($50.00) in the same proportion as the Trading Price exceeds eleven dollars ($11.00) up to twenty-four dollars ($24.00). The Warrants shall expire five years from the date of issuance (as defined in section 5 below). The Warrants shall be immediately exercisable, immediately separable from the Notes, and non-redeemable. The Warrants shall be issued pursuant to Section 3(a)(10) of the Securities Act and shall not constitute "restricted securities." In the event that the Warrants cannot be issued pursuant to Section 3(a)(10), MicroStrategy shall take such steps as are necessary to permit such issuance, or, in lieu thereof, shall file a registration statement covering the issuance of the Warrants or seek a "no action" letter from the Securities and Exchange Commission covering such issuance The Warrants shall be exercisable for cash, or in lieu thereof, at the option of the holder, in Notes provided herein valued at one hundred thirty three percent (133%) of the sum of par value plus interest accrued to the date of the tender but unpaid.

      The number and kind of securities purchasable upon the exercise of each Warrant and the exercise price will be subject to adjustment in the event of a stock split or stock dividends on the Class A common stock, reorganizations, recapitalizations and reclassifications, and extraordinary distributions of other property to holders of the Class A common stock. Notwithstanding the foregoing, there shall be no adjustment with respect to any securities issued by MicroStrategy upon conversion of any shares of Series A Preferred Stock outstanding on the date of the commencement of the Settlement Hearing or any issuance of Class A common stock in lieu of dividends on such Series A Preferred Stock.

      In the event any Plaintiff would be entitled to a fractional Warrant, MicroStrategy shall be entitled to issue cash in lieu of fractional Warrants with each Warrant valued at $21.0988 for purposes of this calculation, or in lieu thereof, at MicroStrategy's option, to increase the principal amount of the Note distributable to the Plaintiff entitled to the Warrants by the same amount.

4. Registration and Listing Obligations: During the period that any Warrants are outstanding, MicroStrategy agrees that it will, at its sole cost, use its best efforts to keep a registration statement relating to the issuance of the Class A common shares upon exercise of the Warrants effective under the Securities Act; provided, however, that MicroStrategy shall have the right in its sole discretion to delay the effectiveness of any registration statement or suspend offers and sales under any effective registration statement, at any time and for any period, if (a) such action is required by applicable law, (b) the effectiveness of a registration statement or the continuation of offers and sales under a registration would require MicroStrategy to disclose a material financing, acquisition or other corporate development and MicroStrategy's Board of Directors (or where due to the nature of the circumstances, timely consultation with the Board of Directors is not, in the good faith determination of the Chairman of the Board, the Chief Executive Officer or the Chief Financial Officer of MicroStrategy, possible, then such person) shall have determined in good faith that such disclosure is not in the best interests of MicroStrategy and its shareholders, or (c) if the Board of Directors shall have determined in good faith that there is a valid business purpose or reason for such delay or suspension. This right to delay the effectiveness of any registration statement or suspend offers and sales under any effective registration statement may only be invoked for ninety (90) trading days out of any three hundred sixty five
(365) calendar day period.

      MicroStrategy will comply with all Blue Sky laws applicable to the Warrants, Notes and Class A common stock. MicroStrategy will use its best efforts to effect the listing of the Notes, Warrants and the underlying shares on the Nasdaq National Market, the American Stock Exchange or the New York Stock Exchange (or other such principal market as approved by Plaintiffs' Co-Lead Counsel) commencing on the date of their issuance and will use its best efforts to maintain such listing during the period that any Notes or Warrants are outstanding. MicroStrategy shall have no obligation to make a market in the Notes or the Warrants.

5. Definition of Issuance and Term of Notes and Warrants:

      Notwithstanding anything in this Exhibit A to the contrary, there shall be a single date on which all Notes and Warrants issued as

Settlement Consideration shall mature or expire, as the case may be. That date shall be the date that is five (5) years from the date of issuance of the first Note or Warrant issued as Settlement Consideration. In addition, there shall be common semi-annual dates on which interest is payable on all Notes issued as Settlement Consideration. Those semi-annual dates shall be determined on the basis of the date of issuance of the first Note to be issued hereunder. MicroStrategy shall issue and deliver the Notes and Warrants as instructed by Plaintiffs' Co-Lead Counsel, in whole or in part and from time to time as instructed by Plaintiffs' Co-Lead Counsel, at MicroStrategy's sole expense.

                                WARRANT AGREEMENT

            THIS WARRANT AGREEMENT (this "Agreement") is entered into as of January 11, 2001, by and between MICROSTRATEGY INCORPORATED, a Delaware corporation (the "Company"), and AMERICAN STOCK TRANSER & TRUST COMPANY, a New York limited purpose trust company, as Warrant Agent (together with any successors and assigns, the "Warrant Agent").

Recitals

            A. WHEREAS, the Company is a defendant in a class-action lawsuit (the "Action") pending in the United States District Court for the Eastern District of Virginia (the "Court"), entitled In re MicroStrategy Incorporated Securities Litigation, Civil Action No. 00-473-A;

            B. WHEREAS, in connection with the Action and as part of the transactions to be consummated pursuant to the Stipulation of Settlement dated the date hereof (the "Stipulation"), the Company has agreed to issue Warrants for the purchase of one million nine hundred thousand (1,900,000) shares of Class A common stock, par value $0.001 per share, of the Company (each, a "Warrant"):

            C. WHEREAS, the Stipulation contemplates that the Company will enter into certain agreements, including, without limitation, this Agreement;

            D. WHEREAS, the Company desires to issue the Warrants, each of which entitles the holder thereof to purchase one share of its Class A Common Stock (each of said shares of Class A Common Stock deliverable upon exercise of the Warrants, a "Warrant Share"); and

            E. WHEREAS, the Company wishes the Warrant Agent to act on behalf of the Company, and the Warrant Agent is willing to so act, in connection with the issuance, division, transfer, exchange and exercise of Warrants.

Agreement

            NOW, THEREFORE, in consideration of the foregoing and of the mutual promises and covenants contained herein and for other good and valuable consideration, the receipt and adequacy of which hereby are acknowledged, to implement the terms of the Stipulation, and for the purpose of defining the terms and provisions of the Warrants and the respective rights and obligations thereunder of the Company and the registered owners of the Warrants and any security into which they may be exchanged (the "Holders"), the parties hereto covenant and agree as follows:

                                    SECTION 1
                                   DEFINITIONS

            In this Agreement, the following terms have the meanings specified or referred to in this Section 1 and shall be equally applicable to both the singular and plural forms. Any agreement referred to below shall mean such agreement as amended, supplemented and modified from time to time to the extent permitted by the applicable provisions thereof and by this Agreement.

            "Action" has the meaning specified in Recital A hereof.

            "Agreement" has the meaning specified in the introductory paragraph of this Warrant Agreement.

            "Assets" has the meaning specified in Section 9.1(c) hereof.

            "Business Day" means a day other than (a) a Saturday or Sunday, (b) any day on which banking institutions located in the City of New York, New York are required or authorized by law or by local proclamation to close or (c) any day on which the New York Stock Exchange is closed.

            "Class A Common Stock" shall mean the shares of the Company's Class A common stock, par value $0.001 per share.

            "Class B Common Stock" shall mean the shares of the Company's Class B common stock, par value $0.001 per share.

            "Commercially Reasonable Efforts," when used with respect to any obligation to be performed or term or provision to be observed hereunder, means such efforts as a prudent Person seeking the benefits of such performance or action would make, use, apply or exercise to preserve, protect or advance its rights or interests; provided that such efforts do not require the Person whose performance or observance is required hereunder to incur a material financial cost or a substantial risk of material liability unless such cost or liability
(i) is specifically contained in this Agreement or the Stipulation; (ii) would customarily be incurred in the course of performance or observance of the relevant obligation, term or provision, (iii) is caused by or results from the wrongful act or negligence of the Person whose performance or observance is required hereunder or (iv) is not excessive or unreasonable in view of the rights or interests to be preserved, protected or advanced. Such efforts may include, without limitation, the expenditure of such funds and retention by such Person of such accountants, attorneys or other experts or advisors as may be necessary or appropriate to effect the relevant action; the undertaking of any special audit or internal investigation that may be necessary or appropriate to effect the relevant action; and the commencement, termination or settlement of any action, suit or proceeding involving the Person whose performance or observance is required hereunder to the extent necessary or appropriate to effect the relevant action.

            "Common Stock" shall mean the Class A Common Stock and/or the Class B Common Stock of the Company.

            "Court" has the meaning specified in Recital A of this Agreement.

            "Current Market Price" has the meaning specified in Section 9.1(d)(i) hereof.

            "Effective Date" has the meaning specified in Section 4.1 hereof.

            "Exercise Period" has the meaning specified in Section 4.1 hereof.

            "Exercise Price" means a price determined in accordance with the following formula. If the Trading Price (as hereinafter defined) of the Class A Common Stock is $11 or less, the exercise price shall be $40.00 per share. If the Trading Price of the Class A Common Stock is $24.00 or more, the exercise price shall be $50.00 per share. if the Trading Price is between $11.00 and $24.00, the exercise price shall be the sum of (1) $40.00 and (2) an amount, not to exceed $10.00, that is the product of 10/13 multiplied by the amount by which the Trading Price of the Class A Common Stock exceeds $11.00.

            "Holders" has the meaning specified in the preamble to this Agreement.

            "Market" means the Nasdaq National Market, or if the Class A Common Stock is no longer authorized for quotation on such market, such national securities exchange upon which the Class A Common Stock is listed, or if the Class A Common Stock is not authorized for quotation on the Nasdaq National Market or listed on any national securities exchange, the over-the-counter market as reported by the National Association of Securities Dealers Automated Quotation System, or if not so quoted, as reported by National Quotation Bureau, Incorporated. or a similar organization.

            "NASD" shall mean the National Association of Securities Dealers.

            "Number of Shares" has the meaning specified in Section 9.1(d)(ii) hereof.

            "Person" means a natural person, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization, limited liability company, limited liability partnership, government or any agency or political subdivision thereof or any other entity or organization.

            "Proceeds" has the meaning specified in Section 9.l(d)(ii) hereof.

            "Qualifying Prospectus" means a prospectus contained in a Registration Statement that satisfies all legal requirements.

            "Registration Statement" means a registration statement relating to the issuance of the Warrant Shares.

            "Rights" has the meaning specified in Section 9.1(b) hereof.

            "SEC" means the United States Securities and Exchange Commission, or any successor governmental agency or authority thereto.

            "Securities Act" means the Securities Act of 1933, as amended.

            "Stipulation" has the meaning specified in Recital B hereof,

            "Subsidiary" has the meaning specified in Section 9.1(c) hereof.

            "Trading Price" means the dollar weighted average trading price per share for all round lot transactions in the Class A Common Stock on the Market for the twenty (20) trading days ending two (2) days prior to the date that the settlement hearing in the Action commences.

            "Transfer Agent" has the meaning specified in Section 7 hereof.

            "Warrant" has the meaning specified in Recital B hereof.

            "Warrant Agent" shall mean American Stock Transfer & Trust Company and any successor hereunder.

            "Warrant Certificate" has the meaning ascribed to such term in
Section 2.1 hereof.

            "Warrant Register" has the meaning specified in Section 2.2 hereof.

            "Warrant Share" has the meaning specified in Recital D hereof.

                                    SECTION 2
                    FORM OF WARRANT; EXECUTION; REGISTRATION

            2.1 Form of Warrant; Execution of Warrants. The certificates evidencing the Warrants (the "Warrant Certificates") shall be in a form satisfying the requirements of the Market. The Warrant Certificates shall be signed on behalf of the Company by its Chairman of the Board, President or one of its Vice Presidents. The signature of any such officer on the Warrant Certificates may be manual or by facsimile. Any Warrant Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Warrant Certificate, shall be a proper officer of the Company to sign such Warrant Certificate. Each Warrant Certificate shall be dated the date it is countersigned by the Warrant Agent pursuant to Section 2.3 hereof

            2.2 Registration. The Warrant Certificates shall be numbered and shall be registered on the books of the Company maintained at the principal office of the Warrant Agent initially in New York, New York (or such other place in the continental United States as the Warrant Agent shall from time to time notify the Company and the Holders in writing) (the

"Warrant Register") as they are issued. The Company and the Warrant Agent shall be entitled to treat the registered owner of any Warrant as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrant on the part of any other person.

            2.3 Countersignature of Warrants. The Warrant Certificates shall be countersigned by the Warrant Agent and shall not be valid for any purpose unless so countersigned. Warrant Certificates may be countersigned, however, by the Warrant Agent and may be delivered by the Warrant Agent notwithstanding that the persons whose manual or facsimile signatures appear thereon as proper officers of the Company shall have ceased to be such officers at the time of such countersignature, issuance or delivery. The Warrant Agent shall, upon written instructions of the Chairman of the Board, the President, any Vice President, the Treasurer or the Secretary of the Company, countersign, issue and deliver Warrant Certificates entitling the Holders thereof to purchase not more than an aggregate of 1,900,000 Warrant Shares (subject to adjustment pursuant to Section 9 hereof) and shall countersign, issue and deliver Warrant Certificates as otherwise provided in this Agreement.

                                    SECTION 3
                        TRANSFER AND EXCHANGE OF WARRANTS

            Subject to the terms hereof, the Warrant Agent shall initially countersign, register in the Warrant Register and deliver Warrants hereunder in accordance with the written instructions of the Company. Subject to the terms hereof and the receipt of such documentation as the Warrant Agent may reasonably require, the Warrant Agent shall thereafter from time to time register the transfer of any outstanding Warrants upon the Warrant Register upon surrender of the Warrant Certificate or Certificates evidencing such Warrants duly endorsed or accompanied (if so required by it) by a written instrument or instruments of transfer in form reasonably satisfactory to the Warrant Agent, duly executed by the registered Holder or Holders thereof or by the duly appointed legal representative thereof or by a duly authorized attorney. Subject to the terms of this Agreement, each Warrant Certificate may be exchanged for another Warrant Certificate or Certificates entitling the Holder thereof to purchase a like aggregate number of Warrant Shares as the Warrant Certificate or Certificates surrendered then entitles such Holder to purchase. Any Holder desiring to exchange a Warrant Certificate or Certificates shall make such request in writing delivered to the Warrant Agent, and shall surrender, duly endorsed or accompanied (if so required by the Warrant Agent) by a written instrument or instruments of transfer in form reasonably satisfactory to the Warrant Agent, the Warrant Certificate or Certificates to be so exchanged. Upon registration of transfer, the Company shall issue and the Warrant Agent shall countersign and deliver by certified mail a new Warrant Certificate or Certificates to the persons entitled thereto.

            No service charge shall be made for any exchange or registration of transfer of a Warrant Certificate or of Warrant Certificates, but the Company may require payment of a sum sufficient to cover any stamp tax or other tax or other governmental charge that is imposed in connection with any such exchange or registration of transfer pursuant to Section 5 hereof.

            By accepting the initial delivery, transfer or exchange of Warrants, each Holder shall be deemed to agree to the terms of this Agreement as it may be in effect from time to time, including any amendments or supplements duly adopted in accordance with Section 16.3 hereof. A copy of this Agreement may be obtained by a Holder without cost upon written request to the Company at its principal office or the Warrant Agent.

                                    SECTION 4
                     TERM OF WARRANTS; EXERCISE OF WARRANTS;
                         REGISTRATION OF WARRANT SHARES

            4.1 Term of Warrants. Subject to the terms of this Agreement, each Holder shall have the right, which may be exercised, on any Business Day, from and after the later of the date the Warrants are issued to the initial Holders and the Effective Date (as defined below) and until 5:00 p.m., New York City time, on the fifth anniversary of such later date (the "Exercise Period"), to receive from the Company the number of Warrant Shares which the Holder may at the time be entitled to receive upon exercise of such Warrants and payment of the Exercise Price then in effect for such Warrant Shares, and the Warrant Shares issued to a Holder upon exercise of its Warrants shall be duly authorized, validly issued, fully paid, nonassessable and shall not have been issued in violation of or subject to any preemptive rights. Each Warrant not exercised prior to the expiration of the Exercise Period shall become void, and all rights thereunder and all rights in respect thereof under this Agreement shall cease as of the expiration of the Exercise Period, provided, however, that if the Exercise Period ends during a suspension pursuant to Section 4.3 hereof, the Exercise Period shall be extended for an additional period of time equal to the longer of the period of such suspension during the Exercise Period and twenty (20) Business Days after the date on which the Warrant Agent sends notice to the Holders of the expiration of such suspension period. As used herein, the term "Effective Date" means the first date on which the Company's Registration Statement is declared effective by the SEC.

            4.2 Exercise of Warrants. During the Exercise Period, except as such may be suspended from time to time as set forth in Section 4.3 hereof, each Holder may, subject to this Agreement, exercise from time to time some or all of the Warrants evidenced by its Warrant Certificate(s) by (i) surrendering to the Company at the principal office of the Warrant Agent such Warrant Certificate(s) with the form of notice attached thereto duly filled in and signed, which signature shall be guaranteed by an eligible guarantor institution (a bank, savings and loan association or credit union with membership in an approved signature guarantee medallion program) pursuant to Rule l7Ad-15 of the Securities Exchange Act of 1934, and (ii) paying to the Warrant Agent for the account of the Company the aggregate Exercise Price for the number of Warrant Shares in respect of which such Warrants are exercised. Warrants shall be deemed exercised on the date such Warrant Certificate(s) are surrendered to the Warrant Agent and tender of payment of the aggregate Exercise Price is made. Payment of the aggregate Exercise Price shall be made in cash by wire transfer of immediately available funds to the Warrant Agent for the account of the Company or by certified or official bank check or checks to order of the Company or by tender of 7 1/2% Series A Unsecured Notes issued pursuant to the Stipulation (the "Notes") in such amount and such manner as set forth in Section 12 hereof, or by any combination thereof or by such other form or method of payment acceptable to the Warrant Agent.

            Upon the exercise of any Warrants in accordance with this Agreement, the Company shall cause the Warrant Agent, on the Company's behalf, to issue and deliver with all reasonable dispatch, to or upon the written order of the Holder and in such name or names as the Holder may designate, a certificate or certificates for the number of full Warrant Shares issuable upon the exercise of such Warrants and shall take such other actions or cause the Warrant Agent to take such other actions at the Company's sole expense as are necessary to complete the exercise of the Warrants (including, without limitation, payment of any cash with respect to fractional interests required under Section 10 hereof). The certificate or certificates representing such Warrant Shares shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a holder of record of such Warrant Shares as of the date the Warrants are exercised hereunder. Each Warrant Share, when issued upon exercise of the Warrants, shall be duly authorized, validly issued, fully paid and non-assessable and will not have been issued in violation of or subject to any preemptive rights.

            In the event that less than all of the Warrants evidenced by a Warrant Certificate are exercised, the Holder, thereof shall be entitled to receive a new Warrant Certificate or Certificates as specified by such Holder evidencing the remaining Warrant or Warrants, and the Warrant Agent is hereby irrevocably authorized by the Company to countersign, issue and deliver the required new Warrant Certificate or Certificates evidencing such remaining Warrant or Warrants pursuant to the provisions of this Section 4.2 hereof and of
Section 3 hereof The Company, whenever required by the Warrant Agent, will supply the Warrant Agent with Warrant Certificates duly executed on behalf to the Company for such purpose.

            Upon delivery of the Warrant Shares issuable upon exercise in accordance herewith and of any required new Warrant Certificates, the Company shall direct the Warrant Agent by written order to cancel the Warrant Certificates surrendered upon exercise. Such canceled Warrant Certificates shall then be disposed of by the Warrant Agent in a manner permitted by applicable laws and satisfactory to the Company in accordance with its written instructions to the Warrant Agent. The Warrant Agent shall account promptly to the Company with respect to Warrants exercised and concurrently pay to the Company all amounts received by the Warrant Agent upon exercise of such Warrants.

            The Warrant Agent shall keep copies of this Agreement and any notices given or received hereunder available for inspection by the Holders during normal business hours at its office. The Company shall at its sole expense supply the Warrant Agent from time to time with such numbers of copies of this Agreement as the Warrant Agent may reasonably request.

            4.3 Registration of Warrant Shares; Suspension of Exercise Period. The Company covenants that, at its sole cost, it will at all times keep available such number of authorized shares of its Class A Common Stock, free from all preemptive rights with respect thereto, which will be sufficient to permit the exercise of the Warrants for the full number of Warrant Shares. The Company covenants that the Warrant Shares, when issued pursuant to the exercise of the Warrants, will be duly and validly issued, fully paid and nonassessable and free from all taxes, liens, and charges with respect to the issuance thereof The Company covenants that it will use its Commercially Reasonable Efforts to keep Registration Statement effective under the Securities Act, and will make such number of Qualifying Prospectuses available to Holders as they shall reasonably request; provided, however, that no shares of Class A Common Stock shall be issued, and the right to exercise all Warrants shall be suspended, for all periods during which there is not an effective a Registration Statement and/or there is not a Qualifying Prospectus available to Holders. The Company shall promptly notify the Warrant Agent of any such suspension, and the Warrant Agent shall have no duty, responsibility or liability in respect of any shares of Class A Common Stock issued or delivered prior to its receipt of such notice. The Company shall promptly notify the Warrant Agent of the termination of any such suspension and the Company shall cause the Warrant Agent to notify the Holders of the termination of such suspension within twenty (20) business days following notice to the Warrant Agent by the Company. The Company represents and warrants that the issuance of the Warrants is exempt from registration pursuant to Section 3(a)(10) of the Securities Act, the Warrants and the Warrant Shares will be authorized for quotation on the Market on the Effective Date and, accordingly, the Warrants are transferable without registration under the Securities Act or state "Blue Sky" laws. The Company shall file a Registration Statement with the SEC not later than the commencement of the settlement hearing in the Action as defined above.

                                    SECTION 5
                                PAYMENT OF TAXES

            The Company will pay all documentary stamp and other like taxes, if any, attributable to the initial issuance and delivery of the Warrants and the initial issuance and delivery of the Warrant Shares upon the exercise of Warrants; provided that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer of the Warrants or involved in the issuance or delivery of any Warrant Shares in a name other than that of the Holder of the Warrants being exercised, and the Warrant Agent shall not register any such transfer or issue or deliver any Warrant Certificate(s) or Warrant Shares unless or until the persons requesting the registration or issuance shall have paid to the Warrant Agent for the account of the Company the amount of such tax, if any, or shall have established to the reasonable satisfaction of the Company that such tax, if any, has been paid.

                                    SECTION 6
                    MUTILATED OR MISSING WARRANT CERTIFICATES

            In the event that any Warrant Certificate shall be mutilated, lost, stolen or destroyed, the Company shall issue, and at the direction of the Company by written order the Warrant Agent shall countersign and deliver in exchange and substitution for and upon cancellation of the mutilated Warrant Certificate or in lieu of and substitution for the Warrant Certificate lost, stolen or destroyed, a new Warrant Certificate of like tenor and representing an equivalent right or interest, but only upon receipt of evidence reasonably satisfactory to the Company and the Warrant Agent of such loss, theft or destruction of such Warrant Certificate and an indemnity or bond, if requested by the Company or the Warrant Agent, also reasonably satisfactory to them. An applicant for such a substitute Warrant Certificate shall also comply with such other reasonable procedures as the Company or the Warrant Agent may reasonably require.

                                    SECTION 7
                          RESERVATION OF WARRANT SHARES

            There have been reserved, and the Company shall at all times keep reserved, out of its authorized Class A Common Stock, free of all preemptive rights, a number of shares of Class A Common Stock sufficient to provide for the exercise of the rights of purchase represented by the outstanding Warrants. The transfer agent for the Class A Common Stock and every subsequent or other transfer agent for any shares of the Company's capital stock issuable upon the exercise of the Warrants (each, a "Transfer Agent") will be and are hereby irrevocably authorized and directed at all times to reserve such number of authorized shares as shall be required for such purpose. The Company will keep a copy of this Agreement on file with each Transfer Agent. The Warrant Agent is hereby irrevocably authorized to requisition from time to time from the Company or a Transfer Agent, as the case may be, the certificate for Warrant Shares required to honor outstanding Warrants upon exercise thereof in accordance with the terms of this Agreement. The Company will supply its Transfer Agent with duly executed stock certificates for such purposes and will itself provide or otherwise make available any cash which may be payable as provided in Section 10 hereof The Company will furnish to its Transfer Agent a copy of all notices of adjustments and certificates related thereto, transmitted to each Holder pursuant to Section 9.3 hereof. The Company will give the Warrant Agent prompt notice of any change in any Transfer Agent or any change of address of any Transfer Agent.

            Before taking any action which would cause an adjustment pursuant to
Section 9 reducing the Exercise Price, the Company will take any and all corporate action which may be necessary in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares at the Exercise Price as so adjusted.

                                    SECTION 8
                             STOCK EXCHANGE LISTINGS

            The Company shall use its Commercially Reasonable Efforts (including requests for waivers) to have the Warrants listed for quotation on the Market, and shall use its Commercially Reasonable Efforts to maintain such listing or inclusion. In the event the Warrants do not qualify for such listing or inclusion, the Company will use its Commercially Reasonable Efforts (including, requests for waivers) to effect such inclusion or listing whenever the Warrants qualify therefor. Any such listing and inclusion shall be at the Company's sole expense. In connection with any such listing or inclusion, the Company shall (i) cause a CUSIP number to be provided for the Warrants, (ii) if necessary, file with the SEC a registration statement under the Exchange Act with respect to all such Warrants and (iii) cause such registration statement to be declared effective and such effectiveness to be maintained for the term of the Warrants. Assuming that there will be at least 400 Holders of the Warrants, the Company believes that, on the date of their original issuance, the Warrants will meet the objective criteria for listing on the Market.

                                    SECTION 9
                      ADJUSTMENT OF EXERCISE PRICE: NUMBER
                  OF WARRANT SHARES AND SHARES OF CAPITAL STOCK
                       INTO WHICH WARRANTS ARE EXERCISABLE

            The number and kind of securities purchasable upon the exercise of each Warrant, and the Exercise Price, shall be subject to adjustment from time to time upon the happening of certain events, as hereinafter described.

            9.1 Mechanical Adjustments. The number of Warrant Shares purchasable upon the exercise of each Warrant and the Exercise Price shall be subject to adjustment as follows:

            (a) Adjustment for Change in Capital Stock. Subject to paragraphs
(e) and (g) below, in case the Company shall (i) pay a dividend on its outstanding shares of Common Stock in shares of Common Stock or make a distribution of shares of Common Stock on its outstanding shares of Common Stock, (ii) make a distribution on its outstanding shares of Common Stock in shares of its capital stock other than Common Stock, (iii) subdivide its outstanding shares of Common Stock into a greater number of shares of Common Stock, (iv) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, or (v) issue, by reclassification of its shares of Common Stock, other securities of the Company (including any such reclassification in connection with a consolidation or merger in which the Company is the surviving entity), then the number of Warrant Shares purchasable upon exercise of each Warrant immediately prior thereto shall be adjusted so that the Holder of each Warrant shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company which such Holder would have owned or have been entitled to receive upon the happening of any of the events described above had such Warrant been exercised in full immediately prior to the happening of such event or any record date with respect thereto. If a Holder is entitled to receive shares of two or more classes of capital stock of the Company pursuant to the foregoing upon exercise of Warrants, the allocation of the adjusted Exercise Price between such classes of capital stock shall be determined reasonably and in good faith by the Board of Directors of the Company. After such allocation, the exercise privilege and the Exercise Price with respect to each class of capital stock shall thereafter be subject to adjustment on terms substantially identical to those applicable to Common Stock in this Section 9. An adjustment made pursuant to this paragraph (a) shall become effective immediately after the record date for such event or, if none, immediately after the effective date of such event. Such adjustment shall be made successively whenever such an event occurs.

            (b) Adjustment for Rights Issue. Subject to paragraphs (e) and (g) below, in case the Company shall issue rights, options or warrants (collectively, "Rights") to all holders of its outstanding Common Stock entitling them to subscribe for or purchase shares of Common Stock at a Price Per Share (as defined in paragraph (d) below) which is lower at the record date mentioned below than the then Current Market Price (as defined in paragraph (d) below) per share of Common Stock, the number of Warrant Shares thereafter purchasable upon the exercise of each Warrant shall be determined by multiplying the number of Warrant Shares theretofore purchasable upon exercise of each Warrant by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding on the date of issuance of such Rights plus the additional Number of Shares (as defined in paragraph (d) below) of Common Stock offered for subscription or purchase in connection with such Rights and the denominator of which shall be the number of shares of Common Stock outstanding on the date of issuance of such Rights plus the number of shares which the aggregate Proceeds (as defined in paragraph (d) below) received or receivable by the Company upon exercise of such Rights would purchase at the Current Market Price per share of Common Stock at such record date. Such adjustment shall be made whenever Rights are issued, and shall become effective immediately after the record date for the determination of stockholders entitled to receive Rights.

            (c) Adjustment for Other Distributions. Subject to paragraphs (e) and (g) below, in case the Company shall distribute to all holders of its shares of Common Stock (x) evidences of indebtedness or assets (excluding cash dividends or distributions payable out of the consolidated earnings or surplus legally available for such dividends or distributions and dividends or distributions referred to in paragraphs (a) or (b) above) of the Company or any corporation or other legal entity a majority of the voting equity or equity interests of which are owned, directly or indirectly, by the Company (a "Subsidiary"), or (y) shares of capital stock of a Subsidiary (such evidences of indebtedness, assets and securities as set forth in clauses (x) and (y) above, collectively, "Assets"), then in each case the number of Warrant Shares thereafter purchasable upon the exercise of each Warrant shall be determined by multiplying the number of Warrant Shares theretofore purchasable upon the exercise of each Warrant by a fraction, the numerator of which shall be the Current Market Price per share of Common Stock on the date of such distribution and the denominator of which shall be such Current Market Price per share of Common Stock less the fair value as of such record date as determined reasonably and in good faith by the Board of Directors of the Company of the portion of the Assets applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made, and shall become effective on the date of distribution retroactive to the record date for the determination of stockholders entitled to receive such distribution.

            (d) Current Market Price; Price Per Share. For the purpose of any computation hereunder:

            (i) the "Current Market Price" per share of Common Stock at any date shall be the average of the daily closing prices for the 20 consecutive trading days preceding the date of such computation. The closing price for each day shall be (x) if the Common Stock shall be then authorized for quotation on the Nasdaq National Market, the closing price on The Nasdaq National Market -- Composite Tape (or any successor composite tape reporting transactions on The Nasdaq National Market) or, if such a composite tape shall not be in use or shall not report transactions in the Common Stock, or if the Common Stock shall be listed on a stock exchange other than The Nasdaq National Market, the last reported sales price regular way or, in case no such reported sale takes place on such day, the average of the closing bid and asked prices regular way for such day, in each case on the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading (which shall be the national securities exchange on which the greatest number of shares of the Common Stock have been traded during such 20 consecutive trading days) or (y) if the Common Stock is not listed or authorized for quotation on the Nasdaq National Market or a national securities exchange, the average of the closing bid and asked prices of the Common Stock in the over-the-counter market, the average of the closing bid and asked prices as furnished by two members of the NASD selected reasonably and in good faith from time to time by the Board of Directors for that purpose. In the absence of one or more such quotations, the Current Market Price per share of the Common Stock shall be determined reasonably and in good faith by the Board of Directors of the Company.

            (ii) "Price Per Share" shall be defined and determined according to the following formula:

            P = RJN

            where

            P = Price Per Share;

            R = the "Proceeds" received or receivable by the Company which
                (x) in the case of shares of Common Stock, is the total amount received or receivable by the, Company in consideration for the issuance and sale of such shares; and (y) in the case of Rights with respect to shares of Common Stock, is the total amount received or receivable by the Company in consideration for the issuance and sale of Rights, plus the minimum aggregate amount of additional consideration payable to the Company upon exercise, conversion or exchange thereof; provided that in each case the proceeds received or receivable by the Company shall be the net cash proceeds after deducting therefrom any compensation or expenses paid or discount allowed in the sale, underwriting or purchase thereof by underwriters or dealers or others performing similar services; and

            N = the "Number of Shares," which (x) in the case of Common
                Stock is the number of shares issued; and (y) in the case of Rights with respect to shares of Common Stock, is the maximum number of shares of Common Stock initially issuable upon exercise, conversion or exchange thereof.

            (e) Minimum Adjustment. No adjustment in the number of Warrant Shares purchasable hereunder shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the number of Warrant Shares purchasable upon the exercise of each Warrant; provided that any adjustments which by reason of this paragraph (e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations shall be made to the nearest one-thousandth of a Warrant Share and the nearest cent.

            (f) Adjustment in Exercise Price. Whenever the number of Warrant Shares purchasable upon the exercise of each Warrant is adjusted as herein provided, the Exercise Price payable upon exercise of each Warrant immediately prior to such adjustment shall be adjusted by multiplying such Exercise Price by a fraction, the numerator of which shall be the number of Warrant Shares purchasable upon the exercise of each Warrant immediately prior to such adjustment and the denominator of which shall be the number of Warrant Shares purchasable immediately thereafter.

            (g) When No Adjustment Required. No adjustment in the number of Warrant Shares purchasable upon the exercise of each Warrant need be made under this Section 9.1 in connection with: (i) shares of Common Stock, options, rights, warrants or other securities issued pursuant to any plan adopted by the Company or its subsidiaries for the benefit of employees or directors; (ii) shares of Common Stock, options, rights, warrants or other securities issued pursuant to any rights issued pursuant to the Company's 1999 Stock Option Plan, 1996 Stock Option Plan, 1997 Stock Option Plan for French Employees, 1999'Directors' Option Plan, and 1998 Employee Stock Purchase Plan, as the same may be amended or supplemented from time to time or pursuant to any successor plans adopted by the Company; (iii) sales of Common Stock pursuant to a plan adopted by the Company for reinvestment of dividends or interest. (iv) any shares of Common Stock issued by the Company upon conversion of any shares of its Series A Preferred Stock outstanding on the date hereof or any shares of Common Stock issued in lieu of dividends on such Series A Preferred Stock, or
(v) any shares of Common Stock, options, rights, warrants or other securities issued to a strategic investor, vendor, lessor, lender or similar arrangement. Additionally, no adjustment need be made if the Company issues or distributes to each Holder of Warrants the shares, rights, options, warrants, evidences of indebtedness, assets or other securities referred to in those paragraphs which each Holder of Warrants would have been entitled to receive had the Warrants been exercised for the number of Warrant Shares for which Warrants are then exercisable prior to the happening of such event or the record date with respect thereto. No adjustment in the number of Warrant Shares will be made for a change in the par value of the shares of Common Stock. If any action or transaction would require an adjustment of the Exercise Price and the number of Warrant Shares purchasable upon the exercise of each Warrant pursuant to more than one paragraph of this Section 9, only one adjustment shall be made and such adjustment shall be the amount of adjustment that has the highest absolute value.

            (h) Shares of Common Stock. For all purposes of this Agreement, the term "shares of Common Stock" shall mean (i) the Class A Common Stock and Class B Common Stock of the Company at the date of this Agreement or (ii) any other class of stock resulting from successive changes or reclassification of such shares consisting solely of changes in par value, or from par value to no par value, or from no par value to par value. In the event that at any time, as a result of an adjustment made pursuant to this Section 9.1, the Holders shall become entitled to purchase any securities of the Company other than shares of Class A Common Stock, thereafter the number of such other shares so purchasable upon exercise of each Warrant and the Exercise Price of such shares shall be subject to adjustment from time to time in a manner and on terms substantially identical to the provisions with respect to the Warrant Shares contained in paragraphs (a) through (g) above, and the provisions of this Agreement with respect to the Warrant Shares shall apply on like terms to any such other securities.

            (i) Expiration of Rights, Etc. Upon the expiration of any Rights or conversion or exchange or exercise rights, if any thereof shall not have been exercised, the Exercise Price and the number of Warrant Shares purchasable upon the exercise of each Warrant shall, upon such expiration, be readjusted and shall thereafter be such as it would have been had it been originally adjusted (or had the original adjustment not been required, as the case may be) as if (A) the only shares of Class A Common Stock so issued were the shares of Class A Common Stock, if any, actually issued or sold upon the exercise of such Rights or conversion or exchange or exercise rights and (B) such shares of Class A Common Stock, if any, were issued or sold for the consideration actually received by the Company upon such exercise plus the aggregate consideration, if any, actually received by the Company for the issuance, sale or grant of all of such Rights or conversion or exchange or exercise rights whether or not exercised; provided that no such readjustment shall have the effect of increasing the Exercise Price or decreasing the number of Warrant Shares purchasable upon the exercise of each Warrant by an amount in excess of the amount of the adjustment initially made in respect of the issuance, sale or grant of such Rights or conversion or exchange or exercise rights.

            9.2 Voluntary Adjustment by the Company. The Company may, at its option and at any time during the term of the Warrants, reduce the then current Exercise Price to any amount deemed appropriate by the Board of Directors of the Company.

            9.3 Notice of Adjustment. Whenever the number of Warrant Shares purchasable upon the exercise of each Warrant or the Exercise Price of Warrant Shares is adjusted as herein provided, the Company shall cause the Warrant Agent promptly to mail to each Holder, at the sole expense of the Company by first class mail, postage prepaid, notice of such adjustment or adjustments and shall deliver to the Warrant Agent a certificate of an officer of the Company setting forth the number of Warrant Shares purchasable upon the exercise of each Warrant and the Exercise Price of Warrant Shares after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth in reasonable detail the computations by which such adjustment was made. The Warrant Agent shall be entitled to rely on such certificate and shall be under no duty or responsibility with respect to any such certificate, except to exhibit the same, from time to time, to any Holder requesting an inspection thereof during reasonable business hours. The Warrant Agent shall not at any time be under any duty or responsibility to any Holder to determine whether any facts exist which may require any adjustment of the Exercise Price or the number of Warrant Shares or other stock or property purchasable on exercise of Warrants, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed in making such adjustment.

            9.4 Preservation of Purchase Rights upon Merger or Consolidation, in case of any consolidation of the Company with or merger of the Company into another entity, the Company or such successor entity shall execute and deliver to the Warrant Agent an agreement, which shall be binding on the Holders, that each Holder shall have the right thereafter upon payment of the Exercise Price in effect immediately prior to such action (after giving effect to any applicable adjustments under Section 9.1 hereof) to purchase upon exercise of each Warrant the kind and amount of shares and other securities and property (including cash) which such Holder would have owned or have been entitled to receive after the happening of such consolidation or merger had such Warrant been exercised immediately prior to such action. The Company shall at its sole expense mail by first class mail, postage prepaid, to each Holder notice of the execution of any such agreement. Such agreement shall provide for adjustments, which shall be substantially identical to the adjustments provided for in this
Section 9. In addition, the Company shall not merge or consolidate with or into any other entity, unless the successor entity

(if not the Company) shall expressly assume, by supplemental agreement reasonably satisfactory in form and substance to the Warrant Agent in its sole judgment and executed and delivered to the Warrant Agent, the due and punctual performance and observance of each and every covenant and condition of this Agreement to be performed and observed by the Company. The provisions of this
Section 9.4 shall similarly apply to successive consolidations or mergers.

            9.5 Statement on Warrants. Irrespective of any adjustments in the Exercise Price or the number or kind of shares purchasable upon the exercise of the Warrants, Warrants theretofore or thereafter issued may continue to express the same Exercise Price and number and kind of Warrant Shares as are stated in the Warrants initially issuable pursuant to this Agreement.

            9.6 No Impairment. The Company shall not, for the purpose of avoiding or seeking to avoid the observance or performance of any of the terms and provisions of this Agreement, amend its Certificate of Incorporation or engage in any reclassification, reorganization, consolidation, merger, dissolution, liquidation, issue, sale or exchange of securities or any other voluntary action, but will at all times in good faith assist in the implementation of all such terms and provisions and in the taking of all such actions as may be necessary or appropriate in order to enable the Holders to realize the benefits of this Agreement and the Warrant Certificate.

                                   SECTION 10
                              FRACTIONAL INTERESTS

            Neither the Company nor the Warrant Agent shall be required to issue fractional Warrant Shares on the exercise of Warrants. If more than one Warrant shall be exercised at the same time by the same Holder, the number of full Warrant Shares which shall be issuable upon such exercise shall be computed on the basis of the aggregate number of Warrants so exercised. If any fraction of a Warrant Share would, except for the provisions of this Section 10, be issuable on the exercise of any Warrant, the Company shall pay an amount in cash equal to the closing price for one share of Class A Common Stock on the date the Warrant Certificate is presented for exercise (determined in accordance with the second sentence of Section 9.1(d)(i) hereof), multiplied by such fraction.

                                   SECTION 11
                  NO RIGHTS AS STOCKHOLDERS, NOTICES TO HOLDERS

            Nothing contained in this Agreement or in any of the Warrants shall be construed as conferring upon the Holders or their transferees the right to vote or to receive dividends or to consent or to receive notice as stockholders in respect of any meeting of stockholders for the election of directors of the Company or any other matter, or any rights whatsoever as stockholders of the Company.

            In case

            (a) the Company shall authorize the issuance to all holders of shares of Common Stock of rights, options or warrants to subscribe for or purchase shares of Common Stock or of any other subscription rights or warrants; or

            (b) the Company shall authorize the distribution to all holders of shares of Common Stock of securities or assets (other than cash dividends); or

            (c) of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or of the conveyance or transfer of a substantial portion of the assets of the Company for which approval of any stockholders of the Company is required, or of any reclassification or change of Common Stock issuable upon exercise of the Warrants (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or a tender offer or exchange offer for shares of Common Stock; or

            (d) of the voluntary or involuntary dissolution, liquidation or winding up of the Company;

then the Company shall cause to be filed with the Warrant Agent and shall cause to be given to each Holder at its address appearing on the Warrant Register, at least twenty (20) days prior to the applicable record date hereinafter specified, or promptly in the case of events for which there is no record date, by first class mail, postage prepaid, a written notice stating (i) the date as of which the Holders of record of shares of Common Stock entitled to receive any such rights, options, warrants or distribution are to be determined, (ii) the initial expiration date set forth in any tender offer or exchange offer for shares of Common Stock, or (iii) the date on which any such reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up is expected to become effective or consummated, as well as the date as of which it is expected that Holders of record of shares of Common Stock shall be entitled to exchange such shares for securities or other property, if any, deliverable upon such reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation, or winding up. The failure to give the notice required by this Section 11 or any defect therein shall not affect the legality or validity of any distribution, right, option, warrant, reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation, winding up or action, or the vote upon any of the foregoing.

                                   SECTION 12
                           PAYMENTS OF EXERCISE PRICE

            All payments required to be made hereunder shall be made in lawful money of the United States of America and/or in the form of Notes. If a Holder elects to exercise a Warrant by tendering a Note, the value of such Note for purposes of the payment of the Exercise Price shall be the principal of and the accrued and unpaid interest on the Note multiplied by 133%. In accepting payment in the form of a Note, the Company shall reduce the principal and accrued but unpaid interest of such Note pro rata when used as payment of the Exercise Price hereunder. In the event that upon payment of all or part of the Exercise Price in the form of a Note, the Holder is entitled to the return of a new Note reflecting the remaining principal balance thereof, the

Company shall issue such new Note in a denomination of no less than $100 and in integral multiples of $100, and will pay any remaining principal amount, together with accrued and unpaid interest thereon, to the Holder in cash.

                                   SECTION 13
                           MERGER OR CONSOLIDATION OR
                         CHANGE OF NAME OF WARRANT AGENT

            Any corporation into which the Warrant Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Warrant Agent shall be a party, or any corporation succeeding to the corporation trust business of the Warrant Agent, shall be the successor to the Warrant Agent hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation would be eligible for appointment as a successor Warrant Agent under the provisions of Section 15 hereof. In case at the time such successor to the Warrant Agent shall succeed to the agency created by this Agreement, any of the Warrant Certificates shall have been countersigned but not delivered, any such successor to the Warrant Agent may adopt the countersignature of the original Warrant Agent and deliver such Warrant Certificates so countersigned; and in case at that time any of the Warrant Certificates shall not have been countersigned, any successor to the Warrant Agent may countersign such Warrant Certificates either in the name of the predecessor Warrant Agent or in the name of the successor Warrant Agent; and in all such cases such Warrant Certificates shall be fully valid and effective as provided therein and in this Agreement.

            In case at any time the name of the Warrant Agent shall be changed and at such time any of the Warrant Certificates shall have been countersigned but not delivered, the Warrant Agent may adopt the countersignatures under its prior name and deliver such Warrant Certificates so countersigned; and in case at that time any of the Warrant Certificates shall not have been countersigned, the Warrant Agent may countersign such Warrant Certificates either in its prior name or in its changed name; and in all such cases such Warrant Certificates shall be fully valid and effective as provided therein and in this Agreement.

                                   SECTION 14
                          APPOINTMENT OF WARRANT AGENT

            The Company hereby appoints the Warrant Agent to act as agent for the Company hereunder and in accordance with the terms and conditions hereof, and the Warrant Agent hereby accepts such appointment.

            The Warrant Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the Holders, by their acceptance of the Warrant Certificates, shall be bound:

            14.1 Correctness of Statements. The statements contained herein and in the Warrant Certificates shall be taken as statements of the Company, and the Warrant Agent assumes no responsibility for the correctness of any of the same except such as described the

Warrant Agent or action taken by it. The Warrant Agent assumes no responsibility with respect to the distribution of the Warrant Certificates or Warrants except as herein otherwise provided.

            14.2 Breach of Covenants. The Warrant Agent shall not be responsible for any failure of the Company to comply with any of the covenants contained in this Agreement or in the Warrants to be complied with by the Company.

            14.3 Performance of Duties. The Warrant Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents and shall not be responsible for the misconduct or negligence of any attorney or agent (which shall not include an employee of the Warrant Agent) appointed with due care.

            14.4 Reliance on Counsel. The Warrant Agent may consult at any time with legal counsel satisfactory to it (who may be counsel for the Company), and the Warrant Agent shall incur no liability or responsibility to the Company or to any Holder in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the opinion or the advice of such counsel.

            14.5 Proof of Action Taken. Whenever in the performance of its duties under this Agreement the Warrant Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed conclusively to be proved and established by a certificate signed by the Chairman of the Board, the President, a Vice President, the Treasurer or the Secretary of the Company and delivered to the Warrant Agent; and such certificate shall be full authorization to the Warrant Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

            14.6 Compensation. The Company agrees to pay the Warrant Agent reasonable compensation for all services rendered by the Warrant Agent in the performance of its duties under this Agreement, to reimburse the Warrant Agent for all reasonable expenses, taxes and governmental charges and other charges of any kind and nature incurred by the Warrant Agent in the performance of its duties under this Agreement (including but not limited to legal fees and expenses), and to indemnify the Warrant Agent and save it harmless against any and all liabilities, including judgments, costs and counsel fees, for anything done or omitted by the Warrant Agent or any of its agents in the performance of its duties under this Agreement, except as a result of the Warrant Agent's gross negligence or willful misconduct as determined in a final judgment of a court of competent jurisdiction and authority. The Company's obligations under this
Section 14.6 and any claim arising hereunder shall survive the resignation or removal of the Warrant Agent and the termination or discharge of the Company's obligations under this Agreement.

            14.7 Legal Proceeding. The Warrant Agent shall be under no obligation to institute any action, suit or legal proceeding or to take any other action likely to involve expense unless the Company or any one or more Holders shall furnish the Warrant Agent with reasonable security and indemnity for any costs and expenses which may be incurred or any liabilities which may arise, but this provision shall not affect the power of the Warrant Agent to take such action as the Warrant Agent may consider proper, whether with or without any such security or indemnity. All rights of action of any Holder under this Agreement or under any of the Warrants may be enforced by the Warrant Agent without the possession of any of the Warrant Certificates or the production thereof at any trial or other proceeding relative thereto, and any such action, suit or proceeding instituted by the Warrant Agent shall be brought in its name as Warrant Agent, and any recovery of judgment shall be for the ratable benefit of the Holders, as their respective rights or interests may appear.

            14.8 Other Transactions in Securities of the Company. The Warrant Agent and any stockholder, director, officer or employee of the Warrant Agent may buy, sell or deal in any of the Warrants or any other securities of the Company or become pecuniary interested in any transaction in which the Company may be interested or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Warrant Agent under this Agreement. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company or for any other Person.

            14.9 Liability of Warrant Agent. The Warrant Agent shall act hereunder solely as agent, and its duties shall be determined solely by the provisions hereof. The Warrant Agent shall not be liable for anything which it may do or refrain from doing in connection with this Agreement except for its own gross negligence or bad faith.

            14.10 Reliance on Documents. The Warrant Agent will not incur any liability or responsibility to the Company or to any Holder for any action taken in reliance on any notice, resolution, waiver, consent, order, certificate or other paper, document or instrument reasonably believed by it to be genuine and to have been signed, sent or presented by the proper party or parties.

            14.11 Validity of Agreement. The Warrant Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Warrant Agent) or in respect of the validity or execution of any Warrant Certificate (except its countersignature thereto) or any Warrant; nor shall the Warrant Agent by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any Warrant Shares (or other securities) to be issued pursuant to this Agreement or any Warrant, or as to whether any Warrant Shares (or other securities) will, when issued, be validly issued, fully paid and nonassessable, or as to the Exercise Price or the number or amount of Warrant Shares or other securities or any assets or other property issuable upon exercise of any Warrant.

            14.12 Instructions from Company. The Warrant Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from the Chairman of the Board, the President, a Vice President, the Treasurer or the Secretary of the Company, and to apply to such officers for advice or instructions in connection with its duties, and shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with instructions of any such officer or officers, provided such instructions are not in contravention of this Agreement.

                                   SECTION 15
                             CHANGE OF WARRANT AGENT

      The Warrant Agent may resign and be discharged from its duties under this Agreement by giving to the Company thirty (30) days' notice in writing. The Company may remove the Warrant Agent if: (1) the Warrant Agent fails to comply with the terms of this Agreement; (2) the Warrant Agent is adjudged a bankrupt or an insolvent or an order for relief is entered with respect to the Warrant Agent under any Bankruptcy Law; (3) a custodian or public officer takes charge of the Warrant Agent or its property; or (4) the Warrant Agent becomes incapable of acting. The Warrant Agent may be removed by like notice to the Warrant Agent and the Holders from the Company, such notice to specify the date when removal shall become effective. If the Warrant Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Warrant Agent. If the Company shall fail to make such appointment within a period of thirty (30) days after such removal or notification in writing of such resignation or incapacity by the resigning or incapacitated Warrant Agent or by any Holder (who shall with such notice submit his Warrant Certificate or Certificates for inspection by the Company), then any Holder may apply to any court of competent jurisdiction for the appointment of a successor to the Warrant Agent. Any successor Warrant Agent, whether appointed by the Company or such a court, shall be a bank or trust Company, in good standing, incorporated under the laws of the United States of America or any state thereof and having at the time of its appointment as Warrant Agent a combined capital and surplus of at least $100,000,000. After appointment and acceptance of such appointment in writing, the successor Warrant Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Warrant Agent without further act or deed; but the former Warrant Agent shall deliver and transfer to the successor Warrant Agent any property at the time held by it hereunder, and shall execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Failure to file any notice provided for in this Section 15, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Warrant Agent or the appointment of the successor Warrant Agent, as the case may be. In the event of such resignation or removal, the successor Warrant Agent shall mail, by first class mail, postage prepaid, to each Holder, written notice of such removal or resignation and the name and address of such successor Warrant Agent.

                                   SECTION 16
                                  MISCELLANEOUS

            16.1 Notices. Any notice pursuant to this Agreement by the Company or by any Holder to the Warrant Agent, or by the Warrant Agent or by any Holder to the Company, shall be in writing and shall be delivered in person or by facsimile transmission, or mailed first class, postage prepaid, (a) to the Company, at its offices at 8000 Towers Crescent Drive, Vienna, VA 22182, Attn:
General Counsel, Facsimile No: 703-848-8610, or (b) to the Warrant Agent, at its offices at 59 Maiden Lane, New York, New York 10038, Attention: Executive Vice President,

Facsimile No.: (718) 236-4588. Each party hereto may from time to time change the address to which notices to it are to be delivered or mailed hereunder by notice to the other party.

            Any notice mailed pursuant to this Agreement by the Company or the Warrant Agent to the Holders shall be in writing and shall be mailed first class, postage prepaid, or otherwise delivered, to such Holders at their respective addresses in the Warrant Register. The initial address of each Holder shall be as provided by the Company to the Warrant Agent. Any Holder may change its address by notice to the Company and the Warrant Agent given in accordance with this Section 16.1.

            16.2 Cancellation of Warrants. In the event the Company shall purchase or otherwise acquire Warrants, the same shall thereupon be delivered to the Warrant Agent and be cancelled by it and retired. The Warrant Agent shall cancel any Warrant Certificate surrendered for exchange, substitution, transfer or exercise in whole or in part.

            16.3 Supplements and Amendments. The Company and the Warrant Agent may from time to time supplement or amend this Agreement, the Warrants and the Warrant Certificates without approval of any Holder, in order to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision herein, or to comply with the requirements of any national securities exchange or the Market (including but not limited to the deletion of Section 9.2), or to make any other provisions in regard to matters or questions arising hereunder which the Company and the Warrant Agent may deem necessary or desirable and which shall not be inconsistent with the provisions of the Warrants and this Agreement. Any other supplement or amendment to this Agreement may be made with the approval of the holders of a majority of the then outstanding Warrants; provided, however, that any such amendment or supplement that (i) increases the Exercise Price; (ii) decreases the number of shares of Class A Common Stock issuable upon exercise of a Warrant; or (iii) shortens the period during which the Warrants may be exercised shall require the consent of each Holder of a Warrant affected thereby.

            16.4 Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Warrant Agent shall bind and inure to the benefit of the Company or the Warrant Agent and their respective successors hereunder.

            16.5 Applicable Law. This Agreement, the Warrants, the rights and obligations of the parties hereto and any claims or disputes relating thereto shall be governed by and construed in accordance with the laws of Delaware (excluding the choice of law rules thereof).

            16.6 Benefits of this Agreement. Nothing in this Agreement shall be construed to give any person or corporation other than the Company, the Warrant Agent and the Holders any legal or equitable right, remedy or claim under this Agreement; and this Agreement shall be for the sole and exclusive benefit of the Company, the Warrant Agent, their respective assigns and the Holders.

            16.7 Execution in Counterparts. This Agreement may be executed in multiple counterparts, which, when taken together, shall constitute an original.

            16.8 Captions. The captions of the sections and subsections of this Agreement have been inserted for convenience only and shall have no substantive effect.

[SIGNATURES APPEAR ON NEXT PAGE]

Signatures

            IN WITNESS WHEREOF, each of the undersigned have duly caused this Agreement to be executed on their behalf as of the day and year first above written.

                                        MICROSTRATEGY INCORPORATED


                                        By: /s/ Lewis H. Ferguson
                                            -----------------------------
                                        Name: Lewis H. Ferguson
                                              ---------------------------
                                        Title: Counsel for MicroStrategy
                                               --------------------------

                                        AMERICAN STOCK TRANSFER
                                        & TRUST COMPANY


                                        By: /s/ Herbert J. Lemmer
                                            -----------------------------
                                        Name: Herbert J. Lemmer
                                              ---------------------------
                                        Title: VICE PRESIDENT
                                               --------------------------

                                                             CUSIP No. _________

THIS WARRANT IS GOVERNED BY AND SUBJECT TO THE TERMS AND CONDITIONS CONTAINED IN THE WARRANT AGREEMENT (AS DEFINED HEREIN). A COPY OF THE WARRANT AGREEMENT MAY BE OBTAINED UPON REQUEST FROM MICROSTRATEGY INCORPORATED OR THE WARRANT AGENT (AS DEFINED HEREIN).

                   Warrant to Purchase Class A Common Stock of
                           MicroStrategy Incorporated
           Void after __________ __, 200_ [5 years from date of issue]

            This Warrant (the "Warrant") is issued to _________________________, or his, her or its registered assigns (the "holder") by MicroStrategy Incorporated, a Delaware corporation (the "Company"), on ___________________, 2001 (the "Warrant Issue Date"). This Warrant is issued pursuant to that certain Warrant Agreement dated as of January 11, 2001 (the "Warrant Agreement"), between the Company and American Stock Transfer & Trust Company, a New York limited purpose trust company, as Warrant Agent (together with any successors and assigns, the "Warrant Agent") and in furtherance of that certain Stipulation of Settlement in settlement of a class-action lawsuit (the "Action") pending in the United States District Court for the Eastern District of Virginia, entitled In re MicroStrategy Incorporated Securities Litigation, Civil Action No. 00-473-A (the "Stipulation").

            All capitalized terms not defined herein shall have the meanings ascribed to them in the Warrant Agreement.

            1. Purchase Shares. Subject to the terms and conditions hereinafter set forth, the holder is entitled, upon surrender of this Warrant to the Warrant Agent (or at such other place as the Company shall notify the holder hereof in writing), to purchase from the Company up to _____________________________ (____________) fully paid and nonassessable shares of the Company's Class A common stock, par value $0.001 per share, as constituted on the Warrant Issue Date (the "Common Stock"). The number of shares of Common Stock issuable pursuant to this Section 1 (the "Warrant Shares") shall be subject to adjustment pursuant to Section 9 of the Warrant Agreement.

            2. Exercise Price. The purchase price for the Warrant Shares shall be $_____ per share, as adjusted from time to time pursuant to Sections 9.1(f) and 9.2 of the Warrant Agreement (the "Exercise Price"). All payments required to be made hereunder shall be made in lawful money of the United States of America and/or in the form of 7 1/2% Series A Unsecured Notes due five (5) years from date of initial issuance of the 7 1/2% Series A Unsecured Notes unless extended pursuant to Section 4.1 of the Warrant Agreement (the "Notes"). To the extent a holder validly elects to exercise a Warrant by tendering a Note, the value of such Note for purposes of the payment of the Exercise Price shall be the principal of and the accrued and unpaid interest on the Note tendered to the date of tender multiplied by l33%.

            3. Exercise Period. This Warrant shall be exercisable, in whole or in part, on any Business Day, from and after the later of ___________ __, 2001 and the Effective Date and until 5:00 p.m., New York City time, on the fifth anniversary of such later date (the "Exercise Period").

            4. Method of Exercise. While this Warrant remains outstanding and exercisable in accordance with Section 3 above, the holder may exercise, in whole or in part, the purchase rights evidenced hereby. Such exercise shall be effected by: (a) the surrender of the Warrant, together with a duly executed copy of the form of Notice of Election attached hereto, to the Warrant Agent at its principal offices; and (b) the payment to the Warrant Agent for the account of the Company in the manner provided for and in an amount equal to the aggregate Exercise Price as set forth in Section 2 herein for the number of Warrant Shares being purchased.

            5. Certificates for Warrant Shares. Upon the exercise of the purchase rights evidenced by this Warrant, one or more certificates for the number of Warrant Shares so purchased shall be issued as soon as practicable thereafter (with appropriate restrictive legends, if applicable), and in any event within thirty (30) days of the delivery of the Notice of Election. In case the holder shall exercise this Warrant with respect to less than all of the Warrant Shares that may be purchased under this Warrant, the Company shall execute a new warrant in the form of this Warrant for the balance of such Warrant Shares and deliver such new warrant to the holder of this Warrant.

            6. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant, but in lieu of such fractional shares the Company shall make a cash payment therefor on the basis of the Exercise Price then in effect.

            7. No Shareholder Rights. Prior to exercise of this Warrant, the holder shall not be entitled to any rights of a shareholder with respect to the Warrant Shares, including (without limitation) the right to vote such Warrant Shares, receive dividends or other distributions thereon, exercise preemptive rights or be notified of shareholder meetings, and such holder shall not be entitled to any notice or other communication concerning the business or affairs of the Company. However, nothing in this Section 7 shall limit the right of the holder to be provided the notices required under the Warrant Agreement.

            8. Transfers of Warrant. Subject to compliance with applicable federal and state securities laws, this Warrant and all rights (but only with all related obligations) hereunder are transferable in whole or in part by the holder. The transfer shall be recorded on the books of the Company upon (i) the surrender of this Warrant, properly endorsed, or as otherwise provided for in
Section 3 of the Warrant Agreement to the Warrant Agent at its principal offices, and (ii) the payment to the Company of all transfer taxes and other governmental charges imposed on such transfer. In the event of a partial transfer, the Company shall issue to the holders one or more appropriate new warrants.

            9. Successors and Assigns. The terms and provisions of this Warrant and the Warrant Agreement shall inure to the benefit of, and be binding upon, the Company and the holders hereof and their respective successors and assigns.

            10. Amendments and Waivers. Any term of this Warrant may be amended and the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the holder. Any waiver or amendment effected in accordance with this Section shall be binding upon each holder of any Warrant Shares purchased under this Warrant at the time outstanding (including securities into which such Warrant Shares have been converted), each future holder of all such Warrant Shares, and the Company.

            11. Notices. All notices required under this Warrant shall be deemed to have been given or made for all purposes (i) upon personal delivery, (ii) upon confirmation receipt that the communication was successfully sent to the applicable number if sent by facsimile; (iii) one
(1) business day after being sent, when sent by professional overnight courier service, or (iv) five (5) days after posting when sent by registered or certified mail. Notices to the Company shall be sent to the principal office of the Company (or at such other place as the Company shall notify the holder hereof in writing). Notices to the holder shall be sent to the address of the holder on the books of the Company (or at such other place as the holder shall notify the Company hereof in writing). Notices to the Warrant Agent shall be sent to: American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York 10038, Attn: Executive Vice President, facsimile (718) 236-4588 or such other address as the Warrant Agent shall indicate in a notice to the Company and the holder.

            12. Captions. The section and subsection headings of this Warrant are inserted for convenience only and shall not constitute a part of this Warrant in construing or interpreting any provision hereof.

            13. Governing Law. This Warrant shall be governed by the laws of Delaware (excluding the choice of law rules thereof).

            14. Warrant Agreement. This Warrant is governed by and subject to the terms and conditions contained in the Warrant Agreement. In the event of a conflict between the provisions of the Warrant Agreement and this Warrant, the provisions of the Warrant Agreement shall govern. A copy of the Warrant Agreement may be obtained at no cost upon request from the Company at its principal office or from the Warrant Agent.

            IN WITNESS WHEREOF, the Company and the Warrant Agent have caused this Warrant to be executed by officers thereunto duly authorized.

                                   MICROSTRATEGY INCORPORATED


                                   _____________________________
                                   Name: _______________________
                                   Title: ______________________

                                   AMERICAN STOCK TRANSFER & TRUST
                                   COMPANY

                                   _____________________________
                                   Name: _______________________
                                   Title: ______________________

                           MICROSTRATEGY INCORPORATED
                           WARRANT NOTICE OF EXERCISE

To: AMERICAN STOCK TRANSFER & TRUST COMPANY
    59 Maiden Lane
    New York, New York 10038
    Attn: Executive Vice President
    Facsimile (718) 236-4588

      (a) The undersigned hereby elects to purchase ___________________ shares of Class A Common Stock of MicroStrategy Incorporated (the "Company"), pursuant to the terms of the attached Warrant and the Warrant Agreement referenced therein. To the extent the undersigned is not exercising this Warrant in full, please reissue and return to the undersigned a new warrant to purchase the remaining number of shares of Class A Common Stock.

            (b) Payment of the Exercise Price per share required under such Warrant accompanies this notice in the form of [mark as applicable]:

_____       Cash in the amount of __________________ by means of

            _____ wire transfer of immediately available funds to the Warrant Agent for the account of the Company, or _____ certified or official bank check or checks to the order of the Company;

            or:

_____       Tender of 7 1/2% Series A Unsecured Notes in the amount of
            _______________. To the extent that the 7 1/2% Series A Unsecured Notes tendered to pay the warrant exercise price exceeds the warrant exercise price, a new 7 1/2% Series A Unsecured Note for the balance shall be issued to the Holder and any fractional amount not evenly divisible by $100 shall at the Company's option either be paid in cash or in additional shares of Class A Common Stock rounded up to the next whole number of shares.


________________________________________________
By:_____________________________________________ [NAME]
Taxpayer I.D. No. or Soc. Sec. No: _______________________
Address: _____________________________________________
__________________________________________________
Date:__________________

Name in which shares should be registered:

__________________________________________________
Taxpayer I.D. No. or Soc. Sec. No.________________
Address: _________________________________________
__________________________________________________

      Signatures must be guaranteed by an eligible guarantor institution (a bank, stockbroker, savings and loan association or credit union with membership in an approved signature guarantee medallion program) pursuant to Rule l7Ad-15 of the Securities Exchange Act of 1934.

Signature Guaranteed by:
__________________________________________________
__________________________________________________

                           MICROSTRATEGY INCORPORATED
                                WARRANT TRANSFER

To: AMERICAN STOCK TRANSFER & TRUST COMPANY
    59 Maiden Lane
    New York, New York 10038
    Attn: Executive Vice President
    Facsimile: (718) 236-4588

      For value received, the undersigned hereby sells, assigns and transfers unto __________________________________________________________ the right to purchase __________________________ (________) shares of Series A Common Stock, par value $0.00l per share, of MicroStrategy Incorporated (the "Corporation") pursuant to the attached Warrant and does hereby irrevocably constitute and appoint ___________ attorney to transfer the Warrant, or such portion as is transferred hereby, on the books of the Corporation with full power of substitution in the premises. The undersigned requests said attorney to issue to the transferee a Warrant certificate evidencing such transfer and to issue to the undersigned a new Warrant evidencing the right to purchase Series A Common Stock for the balance not so transferred, if any.

Signature: _________________________________________
By:_________________________________________ [NAME]
Taxpayer I.D. No. or Soc. Sec. No: _________________
Address: _________________________________________
______________________________________________
Date:__________________

Name in which new Warrant(s) should be registered:

Right to Purchase No. of Shares of Series A Common Stock: __________________
Name: _________________________________________________
Taxpayer I.D. No. or Soc. Sec. No: _________________________
Address: ________________________________________________
______________________________________________
______________________________________________

The balance of the attached Warrant not so transferred shall be returned to the transferor in the form of a new Warrant reflecting such reduced amount.

      Signatures must be guaranteed by an eligible guarantor institution (a bank, stockbroker, savings and loan association or credit union with membership in an approved signature guarantee medallion program) pursuant to Rule l7Ad-15 of the Securities Exchange Act of 1934.

Signature Guaranteed by:
______________________________________________
______________________________________________

--------------------------------------------------------------------------------

                           MICROSTRATEGY INCORPORATED,

                                     Issuer,

                                       and

                     AMERICAN STOCK TRANSFER & TRUST COMANY

                                     Trustee

                                    INDENTURE

                          Dated as of January 11, 2001

        $80,500.000 as adjusted pursuant to the Stipulation of Settlement defined herein

                         7 1/2% Series A Unsecured Notes

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

ARTICLE I DEFINITIONS; TRUST INDENTURE ACT ................................    1
 SECTION 1.01. DEFINITIONS ................................................    1
 SECTION 1.02. OTHER DEFINITIONS ..........................................    5
 SECTION 1.03. INCORPORATION BY REFERENCE OF TRUST INDENTURE ACT ..........    5
 SECTION 1.04. RULES OF CONSTRUCTION ......................................    6
ARTICLE II THE NOTES ......................................................    6
 SECTION 2.01. FORM AND DATING ............................................    6
 SECTION 2.02. EXECUTION AND AUTHENTICATION ...............................    8
 SECTION 2.03. REGISTRAR AND PAYING AGENT .................................    8
 SECTION 2.04. PAYING AGENT TO HOLD MONEY IN TRUST ........................    9
 SECTION 2.05. HOLDER LISTS ...............................................    9
 SECTION 2.06. TRANSFER AND EXCHANGE ......................................    9
 SECTION 2.07. REPLACEMENT NOTES ..........................................   10
 SECTION 2.08. OUTSTANDING NOTES ..........................................   10
 SECTION 2.09. TREASURY NOTES .............................................   10
 SECTION 2.10. TEMPORARY NOTES ............................................   11
 SECTION 2.11. CANCELLATION ...............................................   11
 SECTION 2.12. ADDITIONAL REDUCTION IN PRINCIPAL AMOUNT OF AND
 INTEREST ON THE NOTES ....................................................   11
 SECTION 2.13. DEFAULTED INTEREST .........................................   11
 SECTION 2.14. CUSIP NUMBERS ..............................................   12
ARTICLE III REDEMPTION ....................................................   12
 SECTION 3.01. REDEMPTION .................................................   12
 SECTION 3.02. NOTICES TO TRUSTEE .........................................   12
 SECTION 3.03. SELECTION OF NOTES TO BE REDEEMED ..........................   12
 SECTION 3.04. NOTICE TO HOLDERS OF REDEMPTION ............................   13
 SECTION 3.05. EFFECT OF NOTICE OF REDEMPTION .............................   14
 SECTION 3.06. DEPOSIT OF REDEMPTION PRICE ................................   14
 SECTION 3.07. NOTES REDEEMED IN PART .....................................   14
 SECTION 3.08. PAYMENT OF INTEREST FOLLOWING NOTICE OF REDEMPTION .........   14
ARTICLE IV MANDATORY CONVERSION ...........................................   14
 SECTION 4.01. MANDATORY CONVERSION .......................................   14
 SECTION 4.02. NOTICES TO TRUSTEE .........................................   14
 SECTION 4.03. SELECTION OF NOTES TO BE CONVERTED .........................   15
 SECTION 4.04. NOTICE TO HOLDERS OF CONVERSION ............................   15
 SECTION 4.05. EFFECT OF NOTICE OF CONVERSION .............................   16
 SECTION 4.06. DEPOSIT OF CONVERSION SHARES AND MONEY .....................   16
 SECTION 4.07. NOTES CONVERTED IN PART ....................................   16
 SECTION 4.08. FRACTIONAL SHARES ..........................................   17

 SECTION 4.09. TAXES ON CONVERSION ........................................   17
 SECTION 4.10. COMPANY TO PROVIDE STOCK ...................................   17
 SECTION 4.11. PAYMENT OF INTEREST AND DIVIDENDS FOLLOWING NOTICE OF
 CONVERSION ...............................................................   17
ARTICLE V COVENANTS .......................................................   18
 SECTION 5.01. PAYMENT OF NOTES ...........................................   18
 SECTION 5.02. COMPLIANCE CERTIFICATE .....................................   18
 SECTION 5.03 REPORTS .....................................................   19
 SECTION 5.04. CORPORATE EXISTENCE ........................................   19
 SECTION 5.05. OBLIGATION TO REDEEM/CONVERT ...............................   19
 SECTION 5.06. RESTRICTIONS ON CONVERSION .................................   19
ARTICLE VI SUBORDINATION ..................................................   20
 SECTION 6.01. AGREEMENT TO SUBORDINATE AND RANKING .......................   20
 SECTION 6.02. NO PAYMENT ON NOTES IF SENIOR DEBT IN DEFAULT ..............   20
 SECTION 6.03. DISTRIBUTION ON ACCELERATION OF NOTES; DISSOLUTION AND
 REORGANIZATION; SUBROGATION OF NOTES .....................................   21
 SECTION 6.04. RELIANCE BY SENIOR DEBT ON SUBORDINATION PROVISIONS ........   24
 SECTION 6.05. NO WAIVER OF SUBORDINATION PROVISIONS ......................   24
 SECTION 6.06. TRUSTEE'S RELATION TO SENIOR DEBT ..........................   25
 SECTION 6.07. OTHER PROVISIONS SUBJECT HERETO ............................   25
ARTICLE VII SUCCESSORS ....................................................   26
 SECTION 7.01. LIMITATION ON MERGER, SALE OR CONSOLIDATION ................   26
 SECTION 7.02. SUCCESSOR CORPORATION SUBSTITUTED ..........................   26
ARTICLE VIII DEFAULTS AND REMEDIES ........................................   27
 SECTION 8.01. EVENTS OF DEFAULT ..........................................   27
 SECTION 8.02. ACCELERATION ...............................................   28
 SECTION 8.03. OTHER REMEDIES .............................................   28
 SECTION 8.04. WAIVER OF PAST DEFAULTS ....................................   28
 SECTION 8.05. CONTROL BY MAJORITY ........................................   29
 SECTION 8.06. LIMITATION ON SUITS ........................................   29
 SECTION 8.07. RIGHTS OF HOLDERS TO RECEIVE PAYMENT .......................   29
 SECTION 8.08. COLLECTION SUIT BY TRUSTEE .................................   29
 SECTION 8.09. TRUSTEE MAY FILE PROOFS OF CLAIM............................   30
 SECTION 8.10. PRIORITIES .................................................   30
 SECTION 8.11. UNDERTAKING FOR COSTS ......................................   30
ARTICLE IX TRUSTEE ........................................................   31
 SECTION 9.01. DUTIES OF TRUSTEE ..........................................   31
 SECTION 9.02. RIGHTS OF TRUSTEE ..........................................   31
 SECTION 9.03. INDIVIDUAL RIGHTS OF TRUSTEE ...............................   32
 SECTION 9.04. TRUSTEE'S DISCLAIMER .......................................   32
 SECTION 9.05. NOTICE OF DEFAULTS .........................................   32
 SECTION 9.06. REPORTS BY TRUSTEE TO HOLDERS ..............................   32

 SECTION 9.07. COMPENSATION AND INDEMNITY .................................   33
 SECTION 9.08. REPLACEMENT OF TRUSTEE .....................................   34
 SECTION 9.09. SUCCESSOR TRUSTEE BY MERGER, ETC. ..........................   35
 SECTION 9.10. ELIGIBILITY; DISQUALIFICATION ..............................   35
 SECTION 9.11. PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY ..........   35
ARTICLE X DISCHARGE OF INDENTURE ..........................................   35
 SECTION 10.01. TERMINATION OF COMPANY'S OBLIGATIONS ......................   35
 SECTION 10.02. REPAYMENT TO COMPANY ......................................   35
ARTICLE XI AMENDMENTS, SUPPLEMENTS AND WAIVERS ............................   36
 SECTION 11.01. WITHOUT CONSENT OF HOLDERS ................................   36
 SECTION 11.02. WITH CONSENT OF HOLDERS ...................................   36
 SECTION 11.03. COMPLIANCE WITH TRUST INDENTURE ACT .......................   37
 SECTION 11.04. REVOCATION AND EFFECT OF CONSENTS .........................   37
 SECTION 11.05. NOTATION ON OR EXCHANGE OF NOTES ..........................   38
 SECTION 11.06. TRUSTEE PROTECTED .........................................   38
ARTICLE XII MISCELLANEOUS .................................................   38
 SECTION 12.01. TRUST INDENTURE ACT CONTROLS ..............................   38
 SECTION 12.02. NOTICES ...................................................   38
 SECTION 12.03. COMMUNICATION BY HOLDERS WITH OTHER HOLDERS ...............   39
 SECTION 12.04. CERTIFICATE AND OPINION AS TO CONDITIONS PRECEDENT ........   39
 SECTION 12.05. STATEMENTS REQUIRED IN CERTIFICATE OR OPINION .............   39
 SECTION 12.06. RULES BY TRUSTEE AND AGENTS ...............................   39
 SECTION 12.07. LEGAL HOLIDAYS ............................................   40
 SECTION 12.08. NO RECOURSE AGAINST OTHERS ................................   40
 SECTION 12.09. COUNTERPARTS AND FACSIMILE SIGNATURES .....................   40
 SECTION 12.10. VARIABLE PROVISIONS .......................................   40
 SECTION 12.11. GOVERNING LAW, SUBMISSION TO JURISDICTION .................   41
 SECTION 12.12. NO ADVERSE INTERPRETATION OF OTHER AGREEMENTS .............   42
 SECTION 12.13. SUCCESSORS ................................................   42
 SECTION 12.14. SEVERABILITY ..............................................   42
 SECTION 12.15. TABLE OF CONTENTS, HEADINGS, ETC. .........................   42

Exhibit
Exhibit A. Form of Note ...................................................   Al

            INDENTURE, dated as of January 11, 2001, between MicroStrategy Incorporated, a Delaware corporation with a principal place of business at 8000 Towers Crescent Drive, Suite 1400, Vienna, Virginia 22182 (the "COMPANY"), and American Stock Transfer & Trust Company, a New York limited purpose trust company with a principal place of business at 59 Maiden Lane, New York, New York 10038, as trustee (the "TRUSTEE").

            Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders (as defined in Section
      1.01 hereof) of the Company's 7 1/2% Series A Unsecured Notes due five years after the Initial Issuance Date of the Notes (the "NOTES"):

                                    ARTICLE I
                        DEFINITIONS; TRUST INDENTURE ACT

SECTION 1.01. DEFINITIONS.

            "AFFILIATE" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise.

            "AGENT" means any Registrar, Paying Agent, Presenting Agent or Conversion Agent.

            "BOARD OF DIRECTORS" means the Board of Directors of the Company or any authorized committee of the Board of Directors.

            "BOARD RESOLUTION" means a duly authorized resolution of the Board of Directors.

            "BUSINESS DAY" means any day that is not a Legal Holiday.

            "CAPITAL STOCK" means any and all shares, interests, participations, rights or other equivalents, however designated, of corporate stock, including, without limitation, partnership interests.

            "COMMON STOCK" means the Class A common stock, par value $0.001 per share, of the Company as the same exists at the date of the execution of this Indenture or as such stock may be constituted from time to time.

            "COMPANY" means the party named as such above until a successor replaces it in accordance with Article VII and thereafter means the successor.

            "DEFAULT" means any event that is, or with the passage of time or the giving of notice or both would be, an Event of Default.

            "DESIGNATED SENIOR DEBT" means Senior Debt in which the instrument creating or evidencing the same or the assumption or guarantee thereof (or related agreements or documents to which the Company is a party) expressly provides that such Senior Debt shall be "Designated Senior Debt" for the purposes of the Indenture.

            "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

            "EXCHANGE RATE CONTRACT" means, with respect to any Person, any currency swap agreements, forward exchange rate agreements, foreign currency futures or options, exchange rate collar agreements, exchange rate insurance and other agreements or arrangements, or combination thereof, the principal purpose of which is to provide protection against fluctuations in currency exchange rates. An Exchange Rate Contract may also include an Interest Rate Agreement.

            "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as approved by a significant segment of the accounting profession, which are in effect from time to time.

            "GUARANTEE" means a guarantee, other than by endorsement of negotiable instruments for collection in the ordinary course of business, direct or indirect, in any manner, including, without limitation, letters of credit and reimbursement agreements in respect thereof, of all or any part of any Indebtedness.

      "HOLDER" means a Person in whose name a Note is registered in the register referred to in Section 2.03.

            "INDEBTEDNESS" means, with respect to any Person, any indebtedness of such Person, whether or not contingent, in respect of borrowed money or evidenced by bonds, notes, debentures or similar instruments or letters of credit, or reimbursement agreements in respect thereof, or representing the balance deferred and unpaid of the purchase price of any property (which purchase price is due more than six months after the placing into service or delivery of such property) including pursuant to capital leases and sale-and-leaseback transactions, or representing any hedging obligations under an Exchange Rate Contract or an Interest Rate Agreement, except any such balance that constitutes an accrued expense or trade payable, if and to the extent any of the foregoing indebtedness, other than obligations under an Exchange Rate Contract or an Interest Rate Agreement, would appear as a liability upon a balance sheet of such Person prepared in accordance with GAAP, and also includes, to the extent not otherwise included, the Guarantee of items which would be included within this definition if incurred directly by such Person. The amount of any Indebtedness outstanding as of any date shall be the accreted value thereof, in the case of any Indebtedness issued with original issue discount. Indebtedness shall not include liabilities for taxes of any kind.

            "INDENTURE" means this Indenture, as amended from time to time.

            "INITIAL ISSUANCE DATE" shall be the date of the first issuance of a 7 1/2% Series A Unsecured Note.

            "INITIAL RECIPIENTS" means those Persons initially receiving Notes pursuant to the Stipulation of Settlement.

            "INTEREST ACCRUAL COMMENCEMENT DATE" shall be the date of the commencement of the Settlement Hearing in respect of a class-action lawsuit in the United Stated District Court for the Eastern District of Virginia, entitled In re MicroStrategy Incorporated Securities Litigation, Civil Action No. 00-473-A.

            "INTEREST RATE AGREEMENT" means, with respect to any Person, any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement or other similar agreement the principal purpose of which is to protect the party indicated therein against fluctuations in interest rates.

            "ISSUANCE DATE" means the date on which the Notes are first authenticated and issued.

            "MARKET" means the Nasdaq National Market, or if the Common Stock is no longer authorized for quotation on such market, such national securities exchange upon which the Common Stock is listed, or if the Common Stock is not authorized for quotation on the Nasdaq National Market or listed on any national securities exchange, the over-the-counter market as reported by the National Association of Securities Dealers Automated Quotation System, or if not so quoted, as reported by National Quotation Bureau, Incorporated, or a similar organization.

            "NOTES" has the meaning set forth in the preamble hereto.

            "OBLIGATIONS" means any principal, interest, penalties, fees, indemnifications, reimbursements, damages and other liabilities payable under the documentation governing any Indebtedness.

            "OFFICER" means the Chairman or Vice Chairman of the Board, the President, any Vice President, the Treasurer, the Secretary, any Assistant Treasurer or any Assistant Secretary of the Company.

            "OFFICERS' CERTIFICATE" means a certificate of the Company signed by two Officers, one of whom must be the Chairman of the Board, the President, the Treasurer or a Vice President of the Company.

            "OPINION OF COUNSEL" means a written opinion from legal counsel who is reasonably acceptable to the Trustee. The counsel may be an employee of or counsel to the Company or the Trustee.

            "PERSON" means any natural person, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization, limited liability company, limited liability partnership, government or any agency or political subdivision thereof or any other entity or organization.

            "SEC" means the Securities and Exchange Commission.

            "SECURITIES ACT" means the Securities Act of 1933, as amended.

            "SENIOR DEBT" means the principal of, interest on and other amounts due on: (i) secured Indebtedness of the Company, whether outstanding on the date hereof or thereafter created, incurred, assumed or guaranteed by the Company; and (ii) unsecured institutional Indebtedness of the Company evidenced by one or more promissory notes, whether outstanding on the date hereof or thereafter created, incurred, assumed or guaranteed by the
      Company: unless, in the instrument creating or evidencing or pursuant to which Indebtedness under (i) or (ii) is outstanding, it is expressly provided that such Indebtedness is not senior in right of payment to the Notes.

            "STIPULATION OF SETTLEMENT" means that certain Stipulation of Settlement, dated as of January 11,2001, entered into among Akiko and Atsukuni Minami and Local 144 Nursing Home Pension Fund on behalf of the Class (as such term is defined in the Stipulation of Settlement), the Company as defendant, and defendants Michael J. Saylor, Sanju K. Bansal, Mark S. Lynch, Stephen S. Trundle, Ralph S. Terkowitz, and Frank A. Ingari, by and through their respective counsel, and filed in the United States District Court for the Eastern District of Virginia (Alexandria Division).

            "SUBSIDIARY" means any corporation, association or other business entity of which more than 50% of the total voting power of shares of Capital Stock entitled, without regard to the occurrence of any contingency, to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more of the other Subsidiaries of that Person or a combination thereof.

            "TIA" means the Trust Indenture Act of 1939 (15 U.S. Code Sections 77aaa-77bbbb) as in effect on the date of execution of this Indenture.

            "TRUST OFFICER" means any officer or assistant officer of the Trustee assigned by the Trustee to administer its corporate trust matters.

            "TRUSTEE" means the party named as such above until a successor replaces it in accordance with the applicable provisions of this Indenture and thereafter means the successor.

            "WHOLLY-OWNED SUBSIDIARY" of any specified Person means a Subsidiary of such Person all of the outstanding Capital Stock or other ownership interests of which (other than directors' qualifying shares) shall at the time be owned by such Person or by one or more Wholly-Owned Subsidiaries of such Person or a combination thereof.

SECTION 1.02. OTHER DEFINITIONS.

                                                                      DEFINED
TERM                                                                  IN SECTION

"BANKRUPTCY LAW" ..................................................      8.01
"CHANGE OF CONTROL"................................................      7.01
"CONVERSION AGENT".................................................      2.03
"CUSTODIAN" .......................................................      8.01
"DESIGNATED SENIOR DEBT DEFAULT" ..................................      6.02
"EVENT OF DEFAULT" ................................................      8.01
"EXCESS AMOUNT"....................................................      2.12
"INTEREST PAYMENT DATE" ...........................................      2.01(b)
"LEGAL HOLIDAY" ...................................................     12.07
"PAYING AGENT" ....................................................      2.03
"PAYMENT BLOCKAGE NOTICE" .........................................      6.02
"PAYMENT BLOCKAGE PERIOD" .........................................      6.02
"PRESENTING AGENT" ................................................      2.03
"REGISTRAR" .......................................................      2.03
"SENIOR DEBT DEFAULT" .............................................      6.02
"SETTLEMENT COSTS" ................................................      2.12

SECTION 1.03. INCORPORATION BY REFERENCE OF TRUST INDENTURE ACT.

            Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture.

            The following TIA terms used in this Indenture have the following meanings:

            "INDENTURE SECURITIES" means the Notes;

            "INDENTURE SECURITY HOLDER" means a Holder of a Note;

            "INDENTURE TO BE QUALIFIED" means this Indenture;

            "INDENTURE TRUSTEE" or "INSTITUTIONAL TRUSTEE" means the Trustee;
      and

            "OBLIGOR" on the Notes means the Company or any other obligor on the Notes.

            All other terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule under the TIA have the meanings so assigned to them.

SECTION 1.04. RULES OF CONSTRUCTION.

      Unless the context otherwise requires:

      (a)   a term has the meaning assigned to it;

      (b) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP consistently applied;

      (c)   "OR" is not exclusive;

      (d) words in the singular include the plural, and in the plural include the singular;

      (e)   provisions apply to successive events and transactions;

      (f) references to sections of or rules under the Securities Act shall be deemed to include substitute, replacement or successor sections or rules adopted by the SEC from lime to time; and

      (g)   a reference to "$" or U.S. Dollars is to United States dollars.

                                   ARTICLE II
                                   THE NOTES

SECTION 2.01. FORM AND DATING.

            (a) GENERAL.

            The Notes and the Trustee's certificate of authentication shall be substantially in the form of Exhibit A hereto, which is hereby incorporated by reference and expressly made a part of this Indenture, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture. The Notes may have notations, legends or endorsements required by law, stock exchange rule, agreements to which the Company is subject, if any, or usage (provided that any such notation, legend or endorsement is in a form acceptable to the Company and, if such notation, legend or endorsement would have any material effect on the rights of the Holders, to Co-Lead Counsel for the Holders (as defined in the Stipulation of Settlement)). The Company shall furnish any such legend not contained in Exhibit A to the Trustee in writing. Each Note shall be dated the date of its authentication. The Notes shall be in registered form without coupons in denominations of $100 and integral multiples thereof. The terms and provisions of the Notes set forth in Exhibit A are part of this Indenture and to the extent applicable, the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby. However, to the extent any provision of any Note conflicts with the express provisions of this Indenture, the provisions of this Indenture shall govern and be controlling.

            (b) NOTES.

            The Notes are being issued by the Company pursuant to the Stipulation of Settlement. The Notes are exempt from registration by virtue of an exemption pursuant to Section 3(a)(I0) of the Securities Act. In the event that such exemption from registration is not available under the Securities Act, the Company shall take such steps as are necessary either to cause the registration of the Notes under the Securities Act or to obtain relief from the registration requirements of the Securities Act by obtaining a "no action" letter from the SEC.

            The Notes shall be issued to the Initial Recipients on the Issuance Date in the form of certificated Notes in definitive, fully registered form without interest coupons in the form set forth in Exhibit A hereto, each of which Notes shall be registered in the name of the appropriate Initial Recipient or its nominee, duly executed by the Company and authenticated by the Trustee as hereinafter provided.

            The aggregate principal amount of the Notes which may be authenticated and delivered under this Indenture is limited to eighty million five hundred thousand dollars and no cents ($80,500,000), except that, pursuant to the Stipulation of Settlement, such amount may be increased, at the Company's option, to account for the issuance of Notes in lieu of fractional shares of Common Stock or warrants to purchase fractional shares of Common Stock, and except for Notes authenticated and delivered pursuant to Section 2.07 hereof in exchange for, or in lieu of, other Notes previously authenticated and delivered under this Indenture.

            The Notes shall be known as the "7 1/2% Series A Unsecured Notes" of the Company. The Notes shall mature on the date which is five (5) years from the Initial Issuance Date. The principal amount of the Notes shall bear interest at a rate of seven and one half percent (7 1/2%) per annum from the Interest Accrual Commencement Date until maturity. The Company shall pay interest semiannually commencing six (6) months after the Initial Issuance Date of the Notes until maturity, or if any such day is not a Business Day, on the next succeeding Business Day, beginning on the date which is six (6) months after the date of issuance of the Notes (each an "INTEREST PAYMENT DATE"). Principal of the Notes shall be due at maturity. Interest on the Notes will accrue and compound annually from the Interest Accrual Commencement Date until the Initial Issuance Date and thereafter will accrue semiannually. The Company shall pay interest (including post-petition interest in any proceeding under Bankruptcy Law) on overdue principal from time to time at the same rate per annum on the Notes then in effect; it shall pay interest (including post-petition interest in any proceeding under Bankruptcy Law) on overdue installments of interest (without regard to any applicable grace periods) from time to time on demand at the same rate to the extent lawful. Interest will be computed on the basis of a 360 day year consisting of 12 months of 30 days each.

            The principal and interest shall be payable as provided in the form of the Notes attached hereto as Exhibit A. The Notes shall be redeemable at the option of the Company at any time, in whole or in part, subject to the conditions provided in Article III hereof. The Notes shall be convertible at the option of the Company at any time, in whole or in part, as provided in Article IV hereof. The Notes shall be subordinated in right of payment and in right of remedies to Senior Debt of the Company as provided in Article VI hereof.

SECTION 2.02. EXECUTION AND AUTHENTICATION.

            One Officer shall sign the Notes for the Company by manual or facsimile signature.

            If an Officer whose signature is on a Note no longer holds that office at the time the Note is authenticated, the Note shall nevertheless be valid.

            A Note shall not be valid until authenticated by the signature of an authorized officer of the Trustee. The signature shall be conclusive evidence that the Note has been authenticated under this Indenture.

            The Trustee shall, upon a written order of the Company signed by an Officer, authenticate one or more Notes for original issue up to an aggregate principal amount stated in Section 2.01(b) hereof.

            The Trustee may appoint an authenticating agent acceptable to the Company to authenticate Notes. An authenticating agent may authenticate Notes whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with Holders, the Company or an Affiliate.

SECTION 2.03. REGISTRAR AND PAYING AGENT.

            The Company shall maintain in New York, New York an office or agency where the Notes may be presented for registration of transfer or for exchange, payment or conversion (collectively, the "PRESENTING AGENT"), which Presenting Agent may, but need not, be the Trustee. The Company initially designates American Stock Transfer & Trust Company to act as Presenting Agent. The Trustee is initially appointed to act as Note registrar to maintain a register of transfers of the Notes (the "REGISTRAR") and to act as paying agent with respect to the Notes ("PAYING AGENT") and to act as agent for conversion of the Notes ("CONVERSION AGENT"). The Registrar shall keep a register of the Notes and of their transfer and exchange. The Company may appoint one or more co-Registrars, one or more additional Paying Agents and one or more additional Conversion Agents in such other locations as it shall determine. The term "Registrar" includes any co-Registrar, the term "Paying Agent" includes any additional Paying Agent and the term "Conversion Agent" includes any additional conversion agent. The Company may change any Paying Agent, Registrar, Presenting Agent or Conversion Agent without prior notice to any Holder. The Company shall notify the Trustee of the name and address of any Agent not a party to this Indenture. If the Company fails to appoint or maintain another entity as Registrar, Paying Agent, Presenting Agent or Conversion Agent, the Trustee shall act as such. The Company or any of its Affiliates may act as Paying Agent, Registrar, Presenting Agent or Conversion Agent.

SECTION 2.04. PAYING AGENT TO HOLD MONEY IN TRUST.

            The Company shall require each Paying Agent other than the Trustee to agree in writing that the Paying Agent will hold in trust for the benefit of Holders or the Trustee all money held by the Paying Agent for the payment of principal or interest on the Notes, and will notify the Trustee of any default by the Company in making any such payment. While any such default continues, the Trustee may require a Paying Agent to pay all money held by it to the Trustee and to account for any money disbursed by it. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee. Upon such payment over to the Trustee, the Paying Agent (if other than the Company or an Affiliate of the Company) shall have no further liability for the money. If the Company or an Affiliate of the Company acts as Paying Agent, it shall segregate and hold in a separate trust fund for the benefit of the Holders all money held by it as Paying Agent.

SECTION 2.05. HOLDER LISTS.

            The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Holders. If the Trustee is not the Registrar, the Company shall furnish to the Trustee on or before each interest payment date and at such other times as the Trustee may request in writing a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Holders.

SECTION 2.06. TRANSFER AND EXCHANGE.

            Whenever Notes are presented to the Registrar or a co-Registrar with a request to register a transfer or to exchange them for an equal principal amount of Notes of other denominations, the Registrar shall register the transfer or make the exchange if its requirements for such transactions are met. To permit registrations of transfers and exchanges, the Company shall issue and the Trustee shall authenticate Notes at the Registrar's request. No service charge shall be made to a Holder for any registration of transfer or exchange (except as otherwise expressly permitted herein), but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer tax or similar governmental charge payable upon exchanges pursuant to Sections 2.10, 3.07, 4.07 or 11.05 hereof).

            The Company shall not be required (i) to issue, register the transfer of or exchange any Note for a period beginning at the opening of business 15 days before the day of any selection of Notes to be redeemed under Section 3.01 hereof or to be converted under Section 4.01 hereof and ending at the close of business on the day of selection, or (ii) to register the transfer, or exchange, of any Note so selected for redemption or conversion in whole or in part, except the unredeemed or unconverted portion of any Note being redeemed or converted in part.

            Notwithstanding anything contained herein to the contrary, neither the Trustee nor the Registrar shall be responsible for ascertaining whether any purchase or transfer complies with the registration provisions of or exemptions from the Securities Act or any applicable state securities laws.

            Any transfer or exchange of a Note in certificated form shall be accompanied by surrender of the certificated Note, endorsed or accompanied by an instrument of transfer acceptable to the Registrar, executed by the Holder or an attorney in fact acting on its behalf.

SECTION 2.07. REPLACEMENT NOTES.

            If the Holder of a Note claims that the Note has been lost, destroyed or wrongfully taken or if such Note is mutilated and is surrendered to the Trustee, the Company shall issue and the Trustee shall authenticate a replacement Note if the Trustee's and the Company's requirements are met. If required by the Trustee or the Company, an indemnity bond must be supplied by the Holder that is sufficient in the judgment of both to protect the Company, the Trustee, any Agent or any authenticating agent from any loss which any of them may suffer if a Note is replaced. The Company may charge for its expenses in replacing a Note.

            In case any such mutilated, destroyed, lost or stolen Note has become or is about to become due and payable, or is about to be purchased by the Company pursuant to Article III hereof, the Company in its discretion may, instead of issuing a new Note, pay or purchase such Note, as the case may be.

            Every replacement Note shall be in exchange for, or in lieu of, other Notes previously issued and shall be entitled to all of the benefits of this Indenture equally and proportionately with all other Notes duly issued hereunder.

SECTION 2.08. OUTSTANDING NOTES.

            The Notes outstanding at any time are all the Notes authenticated by the Trustee except for those canceled by it, those delivered to it for cancellation, and those described in this Section 2.08 as not outstanding.

            If a Note is replaced, paid or purchased pursuant to Section 2.07 hereof, it ceases to be outstanding.

            If the principal amount of any Note is considered paid under Section
      5.01 hereof, it ceases to be outstanding and interest on it ceases to accrue.

            Except as set forth in Section 2.09 hereof, a Note does not cease to be outstanding because the Company or an Affiliate of the Company holds the Note.

SECTION 2.09. TREASURY NOTES.

            In determining whether the Holders of the required principal amount of Notes have concurred in any direction, waiver or consent, Notes owned by the Company or an Affiliate of the Company shall be considered as though they are not outstanding, except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Notes that the Trustee knows are so owned shall be so disregarded.

SECTION 2.10. TEMPORARY NOTES.

                  Until definitive Notes are ready for delivery, the Company may prepare and the Trustee shall authenticate temporary Notes. Temporary Notes shall be substantially in the form of definitive Notes but may have variations that the Company considers appropriate for temporary Notes. Without unreasonable delay, the Company shall prepare and the Trustee shall authenticate definitive Notes in exchange for temporary Notes. Holders of temporary Notes shall be entitled to all of the benefits of this Indenture.

SECTION 2.11. CANCELLATION.

            The Company at any time may deliver Notes to the Trustee for cancellation. The Presenting Agent, Registrar, Paying Agent and Conversion Agent shall forward to the Trustee any Notes surrendered to them for registration of transfer, exchange, payment, redemption or conversion. The Trustee shall promptly cancel all Notes surrendered for registration of transfer, exchange, payment, redemption, conversion, replacement or cancellation and shall dispose of canceled Notes as the Company directs. The Company may not issue new Notes to replace Notes that it has paid or that have been delivered to the Trustee for cancellation.

SECTION 2.12. ADDITIONAL REDUCTION IN PRINCIPAL AMOUNT OF AND INTEREST ON THE NOTES.

            Pursuant to the Stipulation of Settlement, the Company is obligated to pay all costs of notice and administration of all transactions contemplated by the Stipulation of Settlement (exclusive of any attorneys' fees and expenses, the "SETTLEMENT COSTS"). If the Settlement Costs exceed $750,000, then the Company shall pay such excess (the "EXCESS AMOUNT") as and when incurred but shall be entitled to a credit equal to the Excess Amount against the installment of interest on the Notes next due, to be applied against the Notes then outstanding on a pro rata basis. If the Excess Amount exceeds the total amount of interest due on the Notes on the next subsequent interest payment date, the Company may, in its sole discretion, either reduce the principal amount of the Notes then outstanding on a pro rata basis by the balance of the Excess Amount not previously applied or apply such amount against subsequent installments of interest, provided, however, that no Note shall be reduced to an amount not divisible by $100. The Company shall not be entitled to any refund or reimbursement of the costs of notice and administration in the event that the Settlement is not approved, terminated, or does not become final and effective for any reason. The Company shall notify the Trustee in writing of the reduction of interest due on and/or principal amount of the Notes and will supply the Trustee with such documentation of Settlement Costs as the Trustee may reasonably request. The Company shall promptly thereafter provide notice, or cause the Trustee to provide notice, to the Holders of the reduction in interest payable on or principal amount of the Notes.

SECTION 2.13. DEFAULTED INTEREST.

            If the Company fails to make a payment of interest on the Notes, it shall pay such defaulted interest plus any interest payable on the defaulted interest, in any lawful manner. It may pay such defaulted interest, plus any such interest payable on it, to the Persons who are

      Holders on a subsequent special record date. The Company shall fix any such record date and payment date, provided that no such record date shall be less than 10 days prior to the related payment date for such defaulted interest. At least 15 days before any such record date, the Company shall mail to Holders a notice that states the special record date, the related payment date and amount of such interest to be paid.

SECTION 2.14. CUSIP NUMBERS.

            The Company in issuing the Notes shall use "CUSIP" numbers if then generally in use, and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption or conversion and other notices as a convenience to Holders of Notes; provided, that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Notes or as contained in any notice of a redemption or conversion and that reliance may be placed only on the other identification numbers printed on the Notes, and any redemption or conversion shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in the "CUSIP" numbers.

                                   ARTICLE III
                                   REDEMPTION

SECTION 3.01. REDEMPTION.

            Subject to Sections 5.05 and 5.06 hereof, the Company, in its sole discretion, may redeem all or any of the Notes, in whole or in part, selected in accordance with the provisions of Section 3.03 hereof, at any time upon thirty (30) days written notice to the record Holders thereof, without premium or penalty, at a redemption price payable solely in cash equal to the principal of and (except if the redemption date shall be an Interest Payment Date) any accrued but unpaid interest on the Notes through but excluding the redemption date. Any redemption pursuant to this
      Section 3.01 shall be made pursuant to the provisions of Sections 3.02 through 3.07 hereof

SECTION 3.02. NOTICES TO TRUSTEE.

            If the Company elects to redeem Notes pursuant to the redemption provisions of Section 3.01 hereof, it shall notify the Trustee in writing of the redemption date and the accrued interest on and principal amount of Notes to be redeemed. The Company shall give the notice provided for in this Section 3.02 at least 45 days before the redemption date, unless a shorter notice period shall be satisfactory to the Trustee. The Company may not give notice of any redemption if the Company has defaulted in payment of interest and the default is continuing.

SECTION 3.03. SELECTION OF NOTES TO BE REDEEMED.

            If less than all of the Notes are to be redeemed at any time, selection of Notes shall be made by the Trustee on a pro rata basis considering all of the Notes outstanding on the redemption date, provided that no partial redemption shall leave a balance that is not evenly divisible by $100. The Trustee shall make the selection not more that five
      (5) Business Days
      after it receives the notice described in Section 3.02 hereof from the Notes outstanding not previously called for redemption or conversion. Notes and portions of Notes selected shall be in amounts of $100 or integral multiples of $100. Provisions of this Indenture that apply to Notes called for redemption also apply to portions of Notes called for redemption. The Trustee shall notify the Company promptly of the Notes or portions of Notes to be called for redemption.

SECTION 3.04. NOTICE TO HOLDERS OF REDEMPTION.

            At least 30 days but not more than 60 days before a redemption date which date shall also be at least 5 days after notice to the Trustee pursuant to Section 3.02, the Company shall mail or cause the Trustee to mail, by first class mail, a notice of redemption to each Holder whose Notes are to be redeemed at its registered address. The notice shall identify the Notes to be redeemed and shall state:

            (a) the redemption date;

            (b) the redemption price together with accrued interest separately stated on the portion of the Notes to be redeemed to the date of redemption;

            (c) if any Note is to be redeemed in part only (but not in any amount not divisible by $100), the portion of the principal amount thereof redeemed, and that, after the redemption date, upon surrender of such Note, a new Note in principal amount equal to the unredeemed portion thereof shall be issued in the name of the Holder thereof upon cancellation of the original Note;

            (d) the name and address of the Paying Agent;

            (e) that Notes called for redemption must be surrendered to the Paying Agent to collect the redemption price plus accrued interest, if any;

            (f) that interest on Notes called for redemption ceases to accrue on and after the redemption date;

            (g) the paragraph of the Notes pursuant to which the Notes called for redemption are being redeemed; and

            (h) the "CUSIP" number of the Notes to be redeemed.

            At the Company's request, the Trustee shall give notice of redemption in the Company's name and at the Company's expense; provided that the Company shall have delivered to the Trustee, at least 30 days prior to the redemption date, an Officers' Certificate requesting that the Trustee give such notice and setting forth the information to be stated in such notice, as provided in the preceding paragraph.

3.05. EFFECT OF NOTICE OF REDEMPTION.

            Once notice of redemption is mailed in accordance with Section 3.04 hereof, Notes called for redemption become due and payable on the redemption date at the price set forth in the Note. A notice of redemption may not be conditional.

SECTION 3.06. DEPOSIT OF REDEMPTION PRICE.

            On or before 1:00 p.m. (Eastern Standard Time) on the redemption date, the Company shall deposit with the Paying Agent money (in immediately available funds) sufficient to pay the redemption price of and (except if the redemption date shall be an Interest Payment Date) accrued interest on all Notes to be redeemed on that date. The Paying Agent shall return to the Company any money not required or used for that purpose.

SECTION 3.07. NOTES REDEEMED IN PART.

            Subject to Sections 5.05 and 5.06 hereof, upon surrender of a Note that is redeemed in part, the Company shall issue and the Trustee shall authenticate for the Holder at the expense of the Company a new Note equal in principal amount to the unredeemed portion of the Note surrendered.

SECTION 3.08. PAYMENT OF INTEREST FOLLOWING NOTICE OF REDEMPTION.

            Interest shall not accrue and no payment for interest shall be made on any Note or portion thereof called for redemption pursuant to this
      Article III with respect to the period following the date of redemption. In the case of any Note surrendered for redemption after the close of business on any record date for the payment of an installment of interest but before the opening of business on the next succeeding Interest Payment Date, such Note, when surrendered for redemption, must be accompanied by payment in an amount equal to the interest payable on such Interest Payment Date on the principal amount of the Note so converted. Accrued interest shall be paid on such Interest Payment Date to the holder of the Note on such record date. If less than all of the Notes are to be redeemed at any time, the foregoing provision shall apply only to the portion so redeemed and interest shall accrue and be paid on the balance of the Notes in accordance with the provisions of Article II.

                                   ARTICLE IV
                              MANDATORY CONVERSION

SECTION 4.01. MANDATORY CONVERSION.

            Subject to Sections 5.05 and 5.06 hereof, the Company, in its sole discretion, may cause the Holders to convert all or any of the Notes, in whole or in part, selected in accordance with the provisions of Section
      4.03 hereof, at any time upon thirty (30) days written notice to the record Holders thereof, without premium or penalty, into shares of Common Stock. The number of shares of Common Stock into which the Notes, or any parts thereof, shall be converted shall be such number of shares of Common Stock as may be obtained by dividing the principal of and (except if the redemption date is an Interest Payment Date) any accrued but unpaid interest (through but excluding the conversion date) on the Notes to be converted by an amount equal to eighty percent (80%) of the dollar-weighted average trading price per share for all round lot transactions in the Common Stock on the Market for the ten (10) trading days ending two (2) days prior to the date of the written notice to the Trustee and issuance of a press release by the Company describing the redemption. Any conversion pursuant to this Section
      4.01 shall be made pursuant to the provisions of Sections 4.02 through
      4.07 hereof.

SECTION 4.02. NOTICES TO TRUSTEE.

            If the Company elects to convert any of the Notes pursuant to the mandatory conversion provisions of Section 4.01 hereof, it shall notify the Trustee in writing of the conversion date and the accrued interest on and principal amount of Notes to be converted. The Company shall give the notice provided for in this Section 4.02 at least 45 days before the conversion date, unless a shorter notice period shall be satisfactory to the Trustee. The Company may not give notice of any conversion if the Company has defaulted in payment of interest and the default is continuing.

SECTION 4.03. SELECTION OF NOTES TO BE CONVERTED.

            If less than all of the Notes are to be converted at any time, selection of Notes shall be made by the Trustee on a pro rata basis considering all of the Notes outstanding on the redemption date provided that no partial conversion shall leave a balance that is not evenly divisible by $100. The Trustee shall make the selection not more that five
      (5) Business Days after it receives the notice described in Section 4.02 hereof from the Notes outstanding not previously called for redemption or conversion. Notes and portions of Notes selected shall be in amounts of $100 or integral multiples of $100. Provisions of this Indenture that apply to Notes called for conversion also apply to portions of Notes called for conversion. The Trustee shall notify the Company promptly of the Notes or portions of Notes to be called for conversion.

SECTION 4.04. NOTICE TO HOLDERS OF CONVERSION.

            At least 30 days but not more than 60 days before a conversion date which date shall also be at least 5 days after the notice to the Trustee pursuant to Section 4.02, the Company shall mail or cause the Trustee to mail, by first class mail, a notice of conversion to each Holder whose Notes are to be converted at its registered address. The notice shall identify the Notes to be converted and shall state:

            (a) the conversion date;

            (b) the conversion ratio which shall specify in reasonable detail the methodology used to determine the conversion ratio, including the stock price, the discount rate and the trading dates used to calculate the conversion ratio;

            (c) if any Note is to be converted in part only, the portion of the principal amount thereof converted, and that, after the conversion date, upon surrender of such Note, a new

      Note in principal amount equal to the unconverted portion thereof shall be issued in the name of the Holder thereof upon cancellation of the original Note;

            (d) the name and address of the Conversion Agent;

            (e) that Notes called for conversion must be surrendered to the Conversion Agent to collect the shares of Common Stock which shall be based on the principal amount of the Notes to be converted together with interest accrued to the conversion date and cash in lieu of fractional shares, if any;

            (f) that interest on Notes called for conversion ceases to accrue on and after the conversion date;

            (g) the paragraph of the Notes pursuant to which the Notes called for conversion are being converted; and

            (h) the "CUSIP" number of the Notes to be converted.

            At the Company's request, the Trustee shall give notice of conversion in the Company's name and at the Company's expense; provided that the Company shall have delivered to the Trustee, at least 30 days prior to the conversion date, an Officers' Certificate requesting that the Trustee give such notice and setting forth the information to be stated in such notice, as provided in the preceding paragraph.

SECTION 4.05. EFFECT OF NOTICE OF CONVERSION.

            Once notice of conversion is mailed in accordance with Section 4.04 hereof, Notes called for conversion shall be deemed convened into the requisite number of shares of Common Stock on the conversion date at the conversion ratio set forth in the Note. A notice of conversion may not be conditional.

SECTION 4.06. DEPOSIT OF CONVERSION SHARES AND MONEY.

            On or before 1:00 p.m. (Eastern Standard Time) on the conversion date, the Company shall deposit with the Conversion Agent certificates for the number of whole shares of Common Stock issuable upon the conversion and money (in immediately available funds) sufficient to pay for any fractional shares determined pursuant to Section 4.08 hereof sufficient to convert all Notes to be converted and to acquire all fractional shares to be acquired on that date. The Conversion Agent shall return to the Company any shares and/or money not required or used for such purposes.

SECTION 4.07. NOTES CONVERTED IN PART.

            Subject to Sections 5.05 and 5.06 hereof, upon surrender of a Note that is converted in part, the Company shall issue and the Trustee shall authenticate for the Holder at the expense of the Company a new Note equal in principal amount to the unconverted portion of the Note surrendered.

SECTION 4.08. FRACTIONAL SHARES.

            The Company will not issue fractional shares of Common Stock upon conversion of a Note. In lieu thereof, the Company will pay either an amount in cash calculated by multiplying the fractional share times the per share price based upon the dollar-weighted average trading price per share for all round lot transactions in the Common Stock on the Market for the ten (10) trading days ending two (2) days prior to the date of notice to the Trustee pursuant to Section 4.01 or issue additional shares of Common Stock rounded up to the next whole number of shares, or a combination of the two.

SECTION 4.09. TAXES ON CONVERSION.

            The issuance of certificates for shares of Common Stock upon the conversion of any Note shall be made without charge to the converting Holder for such certificates or for any tax in respect of the issuance of such certificates, and such certificates shall be issued in the respective names of, or in such names as may be directed by, the Holder or Holders of the converted Note; provided, however, that in the event that certificates for shares of Common Stock are to be issued in a name other than the name of the Holder of the Note converted, such Note, when surrendered for conversion, shall be accompanied by an instrument of transfer, in form satisfactory to the Company, duly executed by the registered Holder thereof or his duly authorized attorney; and provided further, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificates in a name other than that of the Holder of the converted Note, and the Company shall not be required to issue or deliver such certificates unless or until the Person or Persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid or is not applicable.

SECTION 4.10. COMPANY TO PROVIDE STOCK.

            The Company shall at all times, after the giving of a notice of conversion pursuant to Section 4.04 hereof, reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock, solely for the purpose of issuance upon conversion of Notes as herein provided with respect to such notice of conversion, a sufficient number of shares of Common Stock to permit the conversion of all outstanding Notes subject to such notice of conversion for shares of Common Stock. All shares of Common Stock which may be issued upon conversion of the Notes shall be duly authorized, validly issued, fully paid and nonassessable when so issued.

SECTION 4.11. PAYMENT OF INTEREST AND DIVIDENDS FOLLOWING NOTICE OF CONVERSION.

            Interest shall not accrue and no payment for interest shall be made on any Note or portion thereof called for conversion pursuant to this
      Article IV with respect to the period following the date of conversion. In the case of any Note surrendered for conversion after the close of business on any record date for the payment of an installment of interest but before the opening of business on the next succeeding Interest Payment Date, such Note, when surrendered for conversion, must be accompanied by payment in an amount equal to the interest payable on such Interest Payment Date on the principal amount of the Note so convened. Accrued interest shall be paid on such Interest Payment Date to the bolder of the Note on such record date. If less than all of the Notes are to be converted at any time, the foregoing provision shall apply only to the portion so converted and interest shall accrue and be paid on the balance of the Notes in accordance with the provisions of
      Article II. Interest that accrues from the last Interest Payment Date to a date of conversion preceding a record date shall only be paid on the date of conversion in the form of Common Stock or cash in lieu of Common Stock in accordance with the provisions of this Article IV and Holders of Shares of Common Stock issued upon conversion will not be entitled to receive any dividends payable to holders of shares of Common Stock as of any record date before the close of business on the conversion date.

                                    ARTICLE V
                                    COVENANTS

SECTION 5.01. PAYMENT OF NOTES.

            The Company shall pay the principal of, and interest on, the Notes on the dates and in the manner provided in the Notes. Principal and interest shall be considered paid on the date due if the Paying Agent (other than the Company or an Affiliate of the Company) holds on that date money designated for and sufficient to pay all principal and interest then due. To the extent lawful, the Company shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on (i) overdue principal at the rate borne by the Notes, compounded semiannually; and (ii) overdue installments of interest (without regard to any applicable grace period) at the same rate, compounded semiannually.

SECTION 5.02. COMPLIANCE CERTIFICATE.

            The Company shall deliver to the Trustee, within 90 days after the end of each fiscal year of the Company, an Officers' Certificate stating that a review of the activities of the Company and its Subsidiaries during the preceding fiscal year has been made under the supervision of the signing Officers with a view to determining whether the Company has kept, observed, performed and fulfilled its obligations under, and complied with the covenants and conditions contained in, this Indenture, and further stating, as to each such Officer signing such certificate, that to the best of his knowledge [he Company has kept, observed, performed and fulfilled each and every covenant, and complied with the covenants and conditions contained in this Indenture and is not in default in the performance or observance of any of the terms, provisions and conditions hereof (or, if a Default or Event of Default shall have occurred, describing all such Defaults or Events of Default of which he may have knowledge) and that to the best of his knowledge no event has occurred and remains in existence by reason of which payments on account of the principal or of interest, if any, on the Notes are prohibited. One of the Officers signing such Officers' Certificate shall be either the Company's principal executive officer, principal financial officer or principal accounting officer.

            The Company will, so long as any of the Notes are outstanding, deliver to the Trustee forthwith upon becoming aware of any Default or Event of Default, an Officers' Certificate specifying such Default or Event of Default.

SECTION 5.03. REPORTS.

            Whether or not required by the rules and regulations of the SEC, so long as any Notes are outstanding, the Company shall file with the SEC and furnish to the Trustee and to the Holders of Notes, all quarterly and annual financial information required to be contained in a filing with the SEC on Forms l0-Q and 10-K, including a "Management's Discussion and Analysis of Results of Operations and Financial Condition" and, with respect to the annual information only, a report thereon by the Company's certified independent accountants, in each case, as required by the rules and regulations of the SEC as in effect on the Issuance Date. The Trustee shall be under no obligation or duty to review such reports, such delivery to it being for the purpose of having the same on file with the Trustee and available for examination.

SECTION 5.04. CORPORATE EXISTENCE.

            Subject to Article VII hereof, to the extent permitted by law the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence.

SECTION 5.05. OBLIGATION TO REDEEM, CONVERT OR REPURCHASE.

            The Company shall not reduce the outstanding principal amount of the Notes below sixty percent (60%) of the original outstanding principal amount of such Notes, unless it shall, without penalty or premium, redeem or cause the conversion into Common Stock of the entire remaining outstanding principal amount of the Notes pursuant to Article III or IV hereof.

SECTION 5.06. RESTRICTIONS ON CONVERSION OR REDEMPTION.

            The provisions of Articles III or IV or anything else in this Indenture to the contrary notwithstanding, the Company shall not convert or redeem any Notes while a petition in bankruptcy relating to the Company is pending and is not discharged or stayed. If notice of conversion or redemption is given during the thirty (30) day period prior to the filing date of a petition in bankruptcy relating to the Company, then conversion or redemption as the case may be shall take place five (5) days after such petition is discharged or stayed or thirty (30) days after the notice of conversion, whichever is later. Furthermore, the Company shall not convert any Notes if, during the ten (10) trading day period used for calculating the conversion ratio as set forth in Section 4.01 hereof, the Company, any member of the Board of Directors or any officer of the Company subject to the requirements of Section 16 of the Exchange Act purchased shares of Common Stock (excluding any issuance of Common Stock to any director or officer of the Company pursuant to any Company stock option, employee stock purchase or similar plan or rights plan in effect on the date hereof or subsequently approved by the Board of Directors, or any exercise of options or rights issued under such plans).

                                   ARTICLE VI
                                  SUBORDINATION

SECTION 6.01. AGREEMENT TO SUBORDINATE AND RANKING.

            The Company, for itself and its successors, and each Holder, by its acceptance of Notes, agree that the indebtedness represented by, and the payment of the principal of or interest on or any other amounts due on, the Notes is subordinated in right of payment, to the extent and in the manner stated in this Article VI, to the prior payment in full of all existing and future Senior Debt. The Notes shall rank pari passu with, and shall not be senior in right of payment to, such other Indebtedness of the Company whether outstanding on the date of this Indenture or hereafter created, incurred, issued or guaranteed by the Company.

SECTION 6.02. NO PAYMENT ON NOTES IF SENIOR DEBT IN DEFAULT.

            Anything in this Indenture to the contrary notwithstanding, no payment on account of principal of or redemption of, interest on, or other amounts due on the Notes, and no redemption, conversion, purchase, or other acquisition of the Notes, shall be made by or on behalf of the Company (i) unless full payment of amounts then due for principal and interest and of all other amounts then due on all Senior Debt has been made or duly provided for pursuant to the terms of the instrument governing such Senior Debt, (ii) if, at the time of such payment, redemption, conversion, purchase or other acquisition, or immediately after giving effect thereto, there shall exist under any Senior Debt, or any agreement pursuant to which any Senior Debt is issued, any default, which default shall have resulted in the full amount of such Senior Debt being declared due and payable (any such event, a "SENIOR DEBT DEFAULT"), or (iii) if, at the time of such payment, redemption, conversion, purchase or other acquisition, the Trustee shall have received written notice from any of the holders of Designated Senior Debt or such holder's representative (a "PAYMENT BLOCKAGE NOTICE") that there exists under such Designated Senior Debt, or any agreement pursuant to which such Designated Senior Debt is issued, any default, permitting the holders thereof to declare any amounts of such Designated Senior Debt due and payable (any such event, a "DESIGNATED SENIOR DEBT DEFAULT"), but only for the period (the "PAYMENT BLOCKAGE PERIOD") commencing on the date of receipt by the Trustee of the Payment Blockage Notice and ending (unless earlier terminated by notice given to the Trustee by the holders of such Designated Senior Debt) on the earlier of (a) the date on which such Designated Senior Debt Default shall have been cured or waived or (b) 90 days from the receipt of the Payment Blockage Notice, unless the holders of the Designated Senior Debt that provided the Payment Blockage Notice have so accelerated the Designated Senior Debt. Upon termination of the Payment Blockage Period, subject to Section 6.03 hereof, payments on account of regularly scheduled principal of or interest on the Notes which are then due and payable or which had been blocked and redemptions, conversions, purchases or other acquisitions may be made by or on behalf of the Company. Notwithstanding anything herein to the contrary, (a) only one Payment Blockage Notice may be given during any period of 360 consecutive days with respect to the same Designated Senior Debt Default or any other Designated Senior Debt Defaults on the same issue of Designated Senior Debt existing or continuing at the time of such notice unless such Designated Senior Debt Default or such other Designated Senior Debt Defaults have been cured or waived for a period of not less than

      90 consecutive days and (b) no new Payment Blockage Period may be commenced by the holder or holders of the same issue of Designated Senior Debt or their representative or representatives during any period of 360 consecutive days unless all Designated Senior Debt Defaults which were the subject of the immediately preceding Payment Blockage Notice have been cured or waived.

            In the event that, notwithstanding the provisions of this Section 6.02, payments are made by or on behalf of the Company in contravention of the provisions of this Section 6.02, such payments shall be held by the Trustee or any Paying Agent, as applicable, in trust for the benefit of, and shall be paid over to and delivered to, the holders of Senior Debt or their representative or the trustee under the indenture or other agreement (if any), pursuant to which any instruments evidencing any Senior Debt may have been issued (as to which the Trustee shall be entitled to request and rely upon written certification from such holders of Senior Debt or related trustees) for application to the payment of all Senior Debt ratably according to the aggregate amounts remaining unpaid to the extent necessary to pay all Senior Debt in full in cash in accordance with the terms of such Senior Debt, after giving effect to any concurrent payment or distribution to or for the holders of Senior Debt.

            The Company shall give prompt written notice to the Trustee and any Paying Agent of any Senior Debt Default or Designated Senior Debt Default.

            This Section 6.02 shall not be construed or interpreted to mean that a failure to pay principal or interest on the Notes when due does not constitute a Default under the Notes despite the fact that such principal or interest may not be paid on the Notes pursuant to the terms of this
      Section 6.02.

SECTION 6.03. DISTRIBUTION ON ACCELERATION OF NOTES; DISSOLUTION AND REORGANIZATION; SUBROGATION OF NOTES.

            (a) If the Notes are declared due and payable because of the occurrence of an Event of Default, the Company or the Trustee shall give prompt written notice to the holders of all Senior Debt or to the trustee(s) for such Senior Debt (in each case to the extent known to the Trustee) of such acceleration. The Company may not pay the principal of or interest on or any other amounts due on the Notes until five days after such holders or trustee(s) of Senior Debt receive such notice and, thereafter, the Company may pay the principal of or interest on or any other amounts due on the Notes only if the provisions of this Article VI permit such payment.

            (b) Upon (i) any acceleration of the principal amount due on the Notes because of an Event of Default or (ii) any distribution of assets of the Company upon any dissolution, winding up, liquidation or reorganization of the Company (whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors or any other dissolution, winding up, liquidation or reorganization of the Company):

                  (1) the holders of all Senior Debt shall first be entitled to receive payment in full of the principal thereof, the interest thereon and any other amounts due thereon before the Holders are entitled to receive payment on account of the principal of or interest on or any other amounts due on the Notes:

                  (2) any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to which the Holders or the Trustee would be entitled except for the provisions of this Article VI, shall be paid by the liquidating trustee or agent or other Person making such a payment or distribution, directly to the holders of Senior Debt (or their representatives(s) or trustee(s) acting on their behalf), ratably according to the aggregate amounts remaining unpaid on account of the principal of or interest on and other amounts due on the Senior Debt held or represented by each, to the extent necessary to make payment in full in cash of all Senior Debt remaining unpaid, after giving effect to any concurrent payment or distribution to the holders of such Senior Debt; and

                  (3) in the event that, notwithstanding the foregoing, any
            payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, shall be received by the Trustee or the Holders before all Senior Debt is paid in full in cash, such payment or distribution shall be held in trust for the benefit of, and be paid over to the holders of the Senior Debt remaining unpaid (or their representatives) or trustee(s) acting on their behalf, ratably as aforesaid, for application to the payment of such Senior Debt until all such Senior Debt shall have been paid in full in cash, after giving effect to any concurrent payment or distribution to the holders of such Senior Debt. Subject to the payment in full in cash of all Senior Debt, the Holders shall be subrogated to the rights of the holders of Senior Debt to receive payments or distributions of cash, property or securities of the Company applicable to the Senior Debt to the extent of the payments or distributions made to the holders of such Senior Debt pursuant to the provisions of this Article VI until the principal of and interest on the Notes shall be paid in full and, for purposes of such subrogation, no such payments or distributions to the holders of Senior Debt of cash, property or securities which otherwise would have been payable or distributable to Holders shall, as between the Company, its creditors other than the holders of Senior Debt, and the Holders, be deemed to be a payment by the Company to or on account of the Senior Debt, it being understood that the provisions of this Article VI are, and are intended solely for the purpose of, defining the relative rights of the Holders, on the one hand, and the holders of Senior Debt, on the other hand.

            Nothing contained in this Article VI or elsewhere in this Indenture or in the Notes is intended to or shall (i) impair, as between the Company and its creditors other than the holders of Senior Debt, the obligation of the Company, which is absolute and unconditional, to pay to the Holders the principal of and interest on the Notes as and when the same shall become due and payable in accordance with the terms of the Notes, or, (ii) affect the relative rights of the Holders and creditors of the Company other than holders of Senior Debt or, as between the Company and the Trustee, the obligations of the Company to the Trustee, or (iii) prevent the Trustee or the Holders from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article VI of the holders of Senior Debt in respect of cash, property and securities of the Company received upon the exercise of any such remedy.

            Upon distribution of assets of the Company referred to in this
      Article VI, the Trustee, subject to the provisions of Section 9.01 hereof, and the Holders shall be entitled to rely upon a certificate of the liquidating trustee or agent or other Person making any distribution to the Trustee or to the Holders for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of the Senior Debt and other Indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article VI, unless the Trustee reasonably believes or should believe that such information is not correct or accurate.

            (c) The provisions of this Article VI shall not be applicable to any cash, properties or securities received by the Trustee or by any Holder when received as a holder of Senior Debt and nothing in Section 9.11 hereof or elsewhere in this Indenture shall deprive the Trustee or such Holder of any of its rights as such holder.

            (d) The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment of money to or by the Trustee in respect of the Notes pursuant to the provisions of this Article VI. The Trustee, subject to the provisions of Section 9.01 hereof, shall be entitled to assume that no such fact exists unless the Company or any holder of Senior Debt or any trustee therefor has given such notice to the Trustee. Notwithstanding the provisions of this Article VI or any other provisions of this Indenture, the Trustee shall not be charged with knowledge of the existence of any fact which would prohibit the making of any payment of monies to or by the Trustee in respect of the Notes pursuant to the provisions in this Article VI, unless, and until, the Trustee shall have received written notice thereof from the Company or any holder or holders of Senior Debt or from any trustee therefor; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Section 9.01 hereof, shall be entitled in all respects to assume that no such facts exist; provided that if on a date not less than two (2) Business Days immediately preceding the date upon which by the terms hereof any such monies may become payable for any purpose (including, without limitation, the principal of or interest on any Note), the Trustee shall not have received with respect to such monies the notice provided for in this Section 6.03(d), then anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such monies and to apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary which may be received by it on or after such prior date.

            The Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Debt (or a trustee on behalf of such holder) to establish that such notice has been given by a holder of Senior Debt (or a trustee on behalf of any such holder or holders). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Debt to participate in any payment or distribution pursuant to this Article VI, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Debt held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article VI, and, if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment; nor shall the Trustee be charged with knowledge of the curing or waiving of any default of the character specified in Section 6.02 hereof or that any event or any condition preventing any payment in respect of the Notes shall have ceased to exist, unless and until the Trustee shall have received an Officers' Certificate to such effect.

            (e) The provisions of this Section 6.03 applicable to the Trustee shall also apply to any Paying Agent for the Company.

SECTION 6.04. RELIANCE BY SENIOR DEBT ON SUBORDINATION PROVISIONS.

            Each Holder of any Note by his acceptance thereof acknowledges and agrees that the foregoing subordination provisions are, and are intended to be, an inducement and a consideration for each holder of any Senior Debt, whether such Senior Debt was created or acquired before or after the issuance of the Notes, to acquire and continue to hold, or to continue to hold, such Senior Debt, and such holder of Senior Debt shall be deemed conclusively to have relied on such subordination provisions in acquiring and continuing to hold, or in continuing to hold, such Senior Debt, and no amendment or modification of the provisions contained in this Article VI shall diminish the rights of such holders of Senior Debt unless such holders have expressly agreed thereto in writing. Notice of any default in the payment of any Senior Debt, except as expressly stated in this Article VI, and notice of acceptance of the provisions hereof are hereby expressly waived. Except as otherwise expressly provided herein, no waiver, forbearance or release by any holder of Senior Debt under such Senior Debt or under this Article VI shall constitute a release of any of the obligations or liabilities of the Trustee or Holders of the Notes provided in this Article VI.

SECTION 6.05. NO WAIVER OF SUBORDINATION PROVISIONS.

            Except as otherwise expressly provided herein, no right of any present or future holder of any Senior Debt to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

            Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Debt may, at any time and from time to time, without the consent of, or notice to, the Trustee or the Holders of the Notes, without incurring responsibility to the Holders of the Notes and without impairing or releasing the subordination provided in this
      Article VI or the obligations hereunder of the Holders of the Notes to the holders of Senior Debt, do any one or more of the following: (i) change the manner, place or terms of payment of, or renew or alter, Senior Debt (including, without limitation, changing the principal amount of, interest rate on, or maturity date of, such Senior Debt), or otherwise amend or supplement in any manner Senior Debt or any instrument evidencing the same or any agreement under which Senior Debt is outstanding; (ii) sell, exchange, release or otherwise dispose of any property pledged, mortgaged or otherwise securing Senior Debt; (iii) release any Person liable in any manner for the collection of Senior Debt; and (iv) exercise or refrain from exercising any rights against the Company or any other Person.

SECTION 6.06. TRUSTEE'S RELATION TO SENIOR DEBT.

            The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article VI in respect of any Senior Debt at any time held by it, to the same extent as any holder of Senior Debt, and nothing in Section 9.11 hereof or elsewhere in this Indenture shall deprive the Trustee of any of its rights as such holder.

            With respect to the holders of Senior Debt, the Trustee undertakes to perform or to observe only such of its covenants and obligation, as are specifically set forth in this Article VI, and no implied covenants or obligations with respect to the holders of Senior Debt shall be read into this Indenture against the Trustee. The Trustee shall not owe any fiduciary duty to the holders of Senior Debt but shall have only such obligations to such holders as are expressly set forth in this Article VI; and in no event shall the Trustee be liable to any such holders if it shall in good faith mistakenly pay over or distribute to Holders of the Notes or to the Company (or any other Person) amounts to which such holders of Senior Debt would be entitled under this Article VI.

            Each Holder of a Note by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article VI and appoints the Trustee his attorney-in-fact for any and all such purposes, including, in the event of any dissolution, winding up or liquidation or reorganization under any applicable bankruptcy law of the Company (whether in bankruptcy, insolvency or receivership proceedings or otherwise), the timely filing of a claim for the unpaid balance of such Holder's Notes in the form required in such proceedings and the causing of such claim to be approved. If the Trustee does not file a claim or proof of debt in the form required in such proceedings prior to 30 days before the expiration of the time to file such claims or proofs, then any Holder or holders of Senior Debt or their representative or representatives shall have the right to demand, sue for, collect, receive and receipt for the payments and distributions in respect of the Notes which are required to be paid or delivered to the holders of Senior Debt as provided in this
      Article VI and to file and prove all claims therefore and to take all such other action in the name of the holders or otherwise, as such holders of Senior Debt or representative thereof may determine to be necessary or appropriate for the enforcement of the provisions of this Article VI.

SECTION 6.07. OTHER PROVISIONS SUBJECT HERETO.

            Except as expressly stated in this Article VI, notwithstanding anything contained in this Indenture to the contrary, all the provisions of this Indenture and the Notes are subject to the provisions of this
      Article VI. However, nothing in this Article VI shall apply to or adversely affect the claims of, or payment, to, the Trustee pursuant to
      Section 9.07 hereof. Notwithstanding the foregoing, the failure to make a payment on account of principal of or interest on the Notes by reason of any provision of this Article VI shall not be construed as preventing the occurrence of an Event of Default under Section 8.01 hereof

                                   ARTICLE VII
                                   SUCCESSORS

SECTION 7.01. LIMITATION ON MERGER, SALE OR CONSOLIDATION.

            The Company may not, directly or indirectly, consolidate with or merge with or into, or sell, lease or otherwise dispose of all or substantially all of its assets, on a consolidated basis, whether in a single transaction or a series of related transactions, to another person or group of affiliated persons, other than to its Wholly-Owned Subsidiaries, unless:

            (a) either: (i) in the case of a merger or consolidation, the Company is the surviving entity; or (ii) the resulting, surviving or transferee entity is a corporation organized under the laws of the United States, any state thereof or the District of Columbia and expressly assumes by supplemental indenture all of the Company's obligations in connection with the Notes and the Indenture; and

            (b) no Default or Event of Default shall exist immediately before or after giving effect on a pro forma basis to such transaction.

            Upon any permitted consolidation or merger or any permitted sale, lease or other disposition of all or substantially all of the assets of the Company in accordance with the foregoing (a "CHANGE OF CONTROL"), the successor corporation formed by such consolidation or into which the Company is merged or to which such sale, lease or other disposition is made, shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor corporation had been named therein in the same manner as the Company is named, but such a transaction will not release the Company from its obligations under the Indenture and the Notes.

            For purposes of the foregoing, the transfer, by lease, assignment, sale or otherwise, of all or substantially all of the properties and assets of one or more Subsidiaries, which properties and assets, if held by the Company instead of such Subsidiary, would constitute all or substantially all of the Company's properties and assets, shall be deemed to be the transfer of all or substantially all of the Company's properties and assets. This Section 7.01 will not apply to a sale, assignment, transfer, conveyance or other disposition of assets between or among the Company and any of its Wholly-Owned Subsidiaries

SECTION 7.02. SUCCESSOR CORPORATION SUBSTITUTED.

            Upon any Change of Control, the successor corporation formed by such consolidation or into or with which the Company is merged or to which such sale, assignment, transfer, lease, conveyance or other disposition is made shall succeed to, and be substituted for and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person has been named as the Company herein.

                                  ARTICLE VIII
                              DEFAULTS AND REMEDIES

SECTION 8.01. EVENTS OF DEFAULT.

            An "EVENT OF DEFAULT" occurs if:

            (a) the Company defaults in the payment of interest on any Note when the same becomes due and payable;

            (b) the Company defaults in the payment of the principal of any Note when the same becomes due and payable at maturity, upon redemption or mandatory conversion, or otherwise;

            (c) the Company fails to observe or perform any covenant or agreement contained in Section 5.01, 5.04, 5.05, 5.06 and 7.01 hereof;

            (d) the Company fails to observe or perform any other covenant or agreement contained in this Indenture or the Notes, required by it to be performed and the failure continues for a period of 60 days after notice from the Trustee to the Company or from the Holders of at least thirty-five percent (35%) in principal amount of the then outstanding Notes to the Company and the Trustee stating that such notice is a "Notice of Default";

            (e) the Company, pursuant to or within the meaning of any Bankruptcy
      Law:

                  (i) commences a voluntary case;

                  (ii) consents to the entry of an order for relief against it in an involuntary case in which it is the debtor;

                  (iii) consents to the appointment of a Custodian of it or for all or substantially all of its property;

                  (iv) makes a general assignment for the benefit of its
            creditors; or

                  (v) generally is unable to pay its debts as the same become due; or

            (f) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

                  (i) is for relief against the Company in an involuntary case which order remains unstayed or unwithdrawn for 60 days;

                  (ii) appoints a Custodian of the Company or for all or
            substantially all of its property which order is not stayed or withdrawn within 60 days; and

                  (iii) orders the liquidation of the Company, and the order or decree remains unstayed and in effect for 60 days.

            (g) there shall exist under any Senior Debt, or any agreement pursuant to which any Senior Debt is issued, any default which (i) shall remain uncured after the expiration of any applicable notice or cure period and (ii) shall have caused such Senior Debt to become due and payable.

            The term "BANKRUPTCY LAW" means Title 11, U.S. Code or any similar Federal, state or foreign law for the relief of debtors or the protection of creditors. The term "CUSTODIAN" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

SECTION 8.02. ACCELERATION.

            If an Event of Default (other than an Event of Default specified in clauses (e) or (f) of Section 8.01 hereof) occurs and is continuing, the Trustee by notice to the Company, or the Holders of at least thirty-five percent (35%) in principal amount of the then outstanding Notes by notice to the Company and the Trustee, may declare all the Notes to be due and payable. Upon such declaration, the principal of, and interest on the Notes shall be due and payable immediately. If an Event of Default specified in clause (e) or (f) of Section 8.01 hereof occurs, such an amount shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder.

            The Holders of a majority in principal amount of the then outstanding Notes by notice to the Trustee may rescind an acceleration and its consequences (i) if the recession would not conflict with any judgment or decree of a court of competent jurisdiction and (ii) if all existing Events of Default have been cured or waived except nonpayment of principal or interest on the Notes that has become due solely because of the acceleration of the Notes.

SECTION 8.03. OTHER REMEDIES.

            If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy to collect the payment of principal or interest on the Notes or to enforce the performance of any provision of the Notes or this Indenture.

            The Trustee may maintain a proceeding even if it does not possess any of the Notes or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Holder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. All remedies are cumulative to the extent permitted by law.

SECTION 8.04. WAIVER OF PAST DEFAULTS.

            The Holders of a majority in principal amount of the then outstanding Notes by notice to the Trustee may on behalf of all of the Holders of the Notes waive an existing Default or Event of Default and its consequences except a continuing Default or Event of Default in the payment of the principal of or interest on any Note. Any such waiver of an existing Default or Event of Default and its consequences may be made subject to such conditions as may be requested by the Holders of a majority in principal amount of the then outstanding Notes by notice to the Trustee and agreed upon by the Trustee in its sole and absolute discretion. When a Default or Event of Default is waived, it is cured and ceases; provided, however, that no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon and any such waivers shall be subject to the provisions of Section
      11.02 hereof; provided, further, that a conditional waiver shall be effective only in accordance with its conditions.

SECTION 8.05. CONTROL BY MAJORITY.

            The Holders of a majority in principal amount of the then outstanding Notes may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on it. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture, is unduly prejudicial to the rights of other Holders, or would involve the Trustee in personal liability.

SECTION 8.06. LIMITATION ON SUITS.

            Subject to the provisions of Section 8.07 hereof, a Holder may pursue a remedy with respect to this Indenture or the Notes only if:

            (a) the Holder gives to the Trustee notice of a continuing Event of Default;

            (b) the Holders of at least thirty-five percent (35%) in principal amount of the then outstanding Notes make a request to the Trustee to pursue the remedy;

            (c) such Holder or Holders offer to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense:

            (d) the Trustee does not comply with the request within 60 days after receipt of the request and the offer of indemnity; and

            (e) during such 60-day period the Holders of a majority in principal amount of the then outstanding Notes do not give the Trustee a direction inconsistent with the request.

            A Holder may not use this Indenture to prejudice the rights of another Holder or to obtain a preference or priority over another Holder.

SECTION 8.07. RIGHTS OF HOLDERS TO RECEIVE PAYMENT.

            Notwithstanding any other provision of this Indenture, the right of any Holder of a Note to receive payment of principal, and interest on the Note, on or after the respective due dates and in accordance with the terms set forth in the Note, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of the Holder.

SECTION 8.08. COLLECTION SUIT BY TRUSTEE.

            If an Event of Default specified in Section 8.01(a) or (b), hereof occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company for the whole amount of principal and interest remaining unpaid on the Notes and interest on overdue principal and interest and such further amount as shall be sufficient to cover the costs and, to the extent lawful, expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

SECTION 8.09. TRUSTEE MAY FILE PROOFS OF CLAIM.

            The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and the Holders allowed in any judicial proceedings relative to the Company, its creditors or its property. Nothing contained herein shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

SECTION 8.10. PRIORITIES.

            Subject to the provisions of Article VI hereof, if the Trustee collects any money pursuant to this Article VIII, it shall pay out the money in the following order:

            First: to the Trustee for amounts due under Section 9.07 hereof;

            Second: to the holders of Senior Debt, if and to the extent required by Article VI;

            Third: to Holders for amounts due and unpaid on the Notes for principal and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Notes for principal and interest, respectively, and

            Fourth: to the Holders for any other payments pursuant to the terms of this Indenture; and

            Fifth: to the Company.

            The Trustee may fix a record date and payment date for any payment to Holders made pursuant to this Section 8.10.

SECTION 8.11. UNDERTAKING FOR COSTS.

            In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as a Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 8.11 does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 8.07 hereof, or a suit by Holders of more than 10% in principal amount of the then outstanding Notes.

                                   ARTICLE IX
                                     TRUSTEE

SECTION 9.01. DUTIES OF TRUSTEE.

            (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

            (b) Except during the continuance of an Event of Default: (i) the Trustee need perform only those duties that are specifically set forth in this Indenture and no others and (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, the Trustee shall examine the certificates and opinions to determine whether or not they conform on their face to the requirements of this Indenture.

            (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that: (i) this paragraph does not limit the effect of paragraph (b) of this Section 9.01; (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts and (iii) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 8.05 hereof

            (d) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b) and (c) of this Section 9.01.

            (e) The Trustee may refuse to perform any duty or exercise any right or power (including, without limitation, as requested or directed by a Holder) unless it receives indemnity satisfactory to it against any loss, liability or expense.

            (f) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

SECTION 9.02. RIGHTS OF TRUSTEE.

            (a) The Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper Person. The Trustee need not investigate any fact or matter stated in the document.

            (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel, or both. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officers' Certificate or Opinion of Counsel.

            (c) The Trustee may act through agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

            (d) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers.

            (e) The Trustee shall not be charged with knowledge of any Event of Default under subsections (c) through (f) (and subsection (a) or (b) if the Trustee does not act as Paying Agent) of Section 8.01, unless either
      (1) a Trust Officer of the Trustee assigned to its corporate trust department shall have actual knowledge thereof, or (2) the Trustee shall have received written notice thereof in accordance with Section 12.02 hereof from the Company or any Holder.

            (f) The grant of any permissive rights, power or authority hereunder to the Trustee shall not be construed to be a duty.

SECTION 9.03. INDIVIDUAL RIGHTS OF TRUSTEE.

            The Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Company or an Affiliate with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights. However, the Trustee is subject to Sections 9.10 and 9.11 hereof

SECTION 9.04. TRUSTEE'S DISCLAIMER.

            The Trustee makes no representation as to the validity or adequacy of this Indenture or the Notes, it shall not be accountable for the Company's use of the proceeds from the Notes, and it shall not be responsible for any statement of the Company in the Indenture or any statement in the Notes other than its authentication.

SECTION 9.05. NOTICE OF DEFAULTS.

            If a Default or Event of Default occurs and is continuing and if it is known to the Trustee, the Trustee shall mail to Holders a notice of the Default or Event of Default within 30 days after the Trustee becomes aware of such Default or Event of Default. Except in the case of a Default or Event of Default in payment of principal or interest on any Note, the Trustee may withhold the notice if and so long as a committee of its Trust Officers in good faith determines that withholding the notice is in the interests of Holders.

SECTION 9.06. REPORTS BY TRUSTEE TO HOLDERS.

            Within 60 days after the reporting date stated in Section 12.10, the Trustee shall mail to Holders a brief report dated as of such reporting date that complies with TIA Section 313(a) if and to the extent required by such Section 313(a). The Trustee also shall comply with TIA Section 313(b)(2). The Trustee shall also transmit by mail all reports as required by TIA Section 313(c).

            A copy of each report at the time of its mailing to Holders shall be filed with the SEC and each stock exchange on which the Notes are listed. The Company shall notify the Trustee when the Notes are listed on any stock exchange.

SECTION 9.07. COMPENSATION AND INDEMNITY.

            The Company shall pay to the Trustee from time to time reasonable compensation for its services hereunder as to which the Company and the Trustee shall from time to time mutually agree in writing. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee upon request for all reasonable disbursements, expenses and advances incurred or made by it. Such disbursements and expenses may include the reasonable disbursements, compensation and expenses of the Trustee's agents and counsel.

            The Company shall indemnify the Trustee against any claims, demands, expenses (including but not limited to reasonable compensation, fees, disbursements and expenses of the Trustee's agents and counsel), losses, damages or liabilities incurred by it, except as set forth in the next paragraph, arising out of, related to, or in connection with the acceptance or administration of this trust and its rights or duties hereunder, including the reasonable costs and expenses, and the costs and expenses of enforcing this Indenture (including this Section 9.07) against the Company and of defending itself against any claim (whether asserted by the Company, or any Holder or any other person) or liability in connection with the exercise or performance of any of its powers or duties hereunder. The Trustee shall notify the Company promptly of any claim for which it may seek indemnity. The Company shall defend the claim and the Trustee shall cooperate in the defense. The Trustee may have separate counsel and the Company shall pay the reasonable fees, disbursements and expenses of such counsel. The Company need not pay for any settlement made without its consent, which consent shall not be unreasonably withheld.

            The Company need not reimburse any expense or indemnify against any loss or liability incurred by the Trustee through the Trustee's negligence or willful misconduct.

            To secure the Company's payment obligations in this Section 9.07, the Trustee shall have a lien prior to the Notes on all money or property held or collected by the Trustee, except money or property held in trust to pay principal and interest on particular Notes.

            Without prejudice to any other rights available to the Trustee under applicable law, when the Trustee incurs expenses or renders services after an Event of Default specified in Section 8.01(e) or (f) hereof occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any Bankruptcy Law.

            All amounts owing to the Trustee under this Section 9.07 shall be payable by the Company in United States dollars.

SECTION 9.08. REPLACEMENT OF TRUSTEE.

                  A resignation or removal of the Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section 9.08.

                  The Trustee may resign by so notifying the Company. The
            Holders of a majority in principal amount of the then outstanding Notes may remove the Trustee by so notifying the Trustee and the Company. The Company may remove the Trustee if:

                  (a) the Trustee fails to comply with Section 9.10 hereof,
            unless the Trustee's duty to resign is stayed as provided in TIA
            Section 310(b);

            (b) the Trustee is adjudged a bankrupt or an insolvent or an order for relief is entered with respect to the Trustee under any Bankruptcy Law;

            (c) a Custodian or public officer takes charge of the Trustee or its property; or

            (d) the Trustee becomes incapable of acting.

            If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint a successor Trustee. Within one year after the successor Trustee takes office, the Holders of a majority in principal amount of the then outstanding Notes may appoint a successor Trustee to replace the successor Trustee appointed by the Company.

            If a successor Trustee does not take office within 30 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or any Person that has been a bona fide Holder of a Note for at least six
      (6) months may petition any court of competent jurisdiction for the appointment of a successor Trustee.

            If the Trustee fails to comply with Section 9.10 hereof, unless the Trustee's duty to resign is stayed as provided in TIA Section 310(b), any Holder who has been a bona fide Holder of a Note for at least six months may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

            A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Thereupon the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to Holders. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, subject to the lien provided for in Section 9.07 hereof. Notwithstanding replacement of the Trustee pursuant to this Section 9.08 hereof, the Company's obligations under Section 9.07 hereof shall continue for the benefit of the retiring trustee with respect to expenses and liabilities incurred by it prior to such replacement.

SECTION 9.09. SUCCESSOR TRUSTEE BY MERGER, ETC.

            If the Trustee consolidates, merges or converts into, or transfers all or substantially all of its corporate trust business (including the administration of this Indenture) to, another corporation, the successor corporation without any further act shall be the successor Trustee.

SECTION 9.10. ELIGIBILITY; DISQUALIFICATION.

            This Indenture shall always have a Trustee who satisfies the requirements of TIA Section 310(a)(1) and (5). The Trustee shall always have a combined capital and surplus as stated in Section 12.10 hereof. The Trustee is subject to TIA Section 310(b).

SECTION 9.11. PREFERENTIAL COLLECTION OF CLANS AGAINST COMPANY.

            The Trustee is subject to TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated therein.

                                    ARTICLE X
                             DISCHARGE OF INDENTURE

SECTION 10.01. TERMINATION OF COMPANY'S OBLIGATIONS.

            This Indenture shall cease to be of further effect (except that the Company's obligations under Sections 9.07 and 10.02 hereof shall survive) when all outstanding Notes theretofore authenticated and issued have been delivered to the Trustee for cancellation and the Company has paid all sums payable hereunder. In the event that any payment made under the Indenture is avoided under any bankruptcy or reorganization law following termination of the Indenture, the Indenture shall be revived as if the challenged amount had never been paid.

SECTION 10.02 REPAYMENT TO COMPANY.

            The Trustee and the Paying Agent shall promptly pay to the Company upon request any excess money or securities held by them at any time.

            The Trustee and the Paying Agent shall pay to the Company upon request any money held by them for the payment of principal or interest that remains unclaimed for two years after the date upon which such payment shall have become due (subject to the requirements of any abandoned property laws that may be applicable); provided, however, that the Company shall have first caused notice of such payment to the Company to be mailed to each Holder entitled thereto no less than 30 days prior to such payment. After payment to the Company, the Trustee and the Paying Agent shall have no further liability with respect to such money and Holders entitled to the money must look to the Company for payment as general creditors unless any applicable abandoned property law designates another Person.

                                   ARTICLE XI
                       AMENDMENTS, SUPPLEMENTS AND WAIVERS

SECTION 11.01. WITHOUT CONSENT OF HOLDERS.

            The Company and the Trustee may amend or supplement this Indenture or the Notes without the consent of any Holder:

            (a) to cure any ambiguity, defect or inconsistency;

            (b) to comply with Section 7.01 hereof;

            (c) to provide for uncertificated Notes in addition to or in place of certificated Notes;

            (d) to make any change that provides additional rights or benefits to the Holders of the Notes;

            (e) to make any change that does not adversely affect the interests hereunder of any Holder; or

            (f) to qualify the Indenture under the TIA or to comply with the requirements of the SEC in order to maintain the qualification of the Indenture under the TIA.

SECTION 11.02. WITH CONSENT OF HOLDERS.

            Subject to Section 8.07 hereof, the Company and the Trustee may amend or supplement this Indenture or the Notes with the written consent of the Holders of at least a majority in principal amount of the then outstanding Notes. Subject to Sections 8.04 and 8.07 hereof, the Holders of a majority in principal amount of the Notes then outstanding may also waive compliance in a particular instance by the Company with any provision of this Indenture or the Notes. However, without the consent of each Holder affected, an amendment, supplement or waiver under this
      Section 11.02 may not:

            (a) reduce the principal amount of Notes whose Holders must consent to an amendment, supplement or waiver;

            (b) reduce the principal of or change the fixed maturity of any Note or alter the provisions of Section 7 of the Notes in a manner adverse to the Holders;

            (c) reduce the rate of or change the time for payment or accrual of interest on any Note;

            (d) waive a continuing default or Event of Default in the payment of the principal of or interest on any Note, except a rescission of acceleration of the Notes by the Holders of at least a majority in aggregate principal amount of the Notes and a waiver of the payment default that resulted from such acceleration;

            (e) make any Note payable in money other than that stated in the
      Note:

            (f) make any change in Section 8.04 or 8.07 hereof;

            (g) waive a redemption payment with respect to any Note;

            (h) modify Article V or VI in a manner adverse to the Holders of Notes; and

            (i) make any change in the foregoing amendment and waiver provisions of this Article XI.

            To secure a consent of the Holders under this Section 11.02, it shall not be necessary for the Holders to approve the particular form of any proposed amendment, supplement or waiver, but it shall be sufficient if such consent approves the substance thereof.

            After an amendment, supplement or waiver under this Section 11.02 becomes effective, the Company shall mail to Holders a notice briefly describing the amendment or waiver.

SECTION 11.03. COMPLIANCE WITH TRUST INDENTURE ACT.

            Every amendment to this Indenture or the Notes shall be set forth in a supplemental indenture that complies with the TIA as then in effect.

SECTION 11.04. REVOCATION AND EFFECT OF CONSENTS.

            Until an amendment. supplement or waiver becomes effective, a consent to it by a Holder of a Note is a continuing consent by the Holder and every subsequent Holder of a Note or portion of a Note that evidences the same debt as the consenting Holder's Note, even if notation of the consent is not made on any Note. However, any such Holder or subsequent Holder may revoke the consent as to his Note or portion of a Note if the Trustee receives the notice of revocation before the date on which the Trustee receives an Officers' Certificate certifying that the Holders of the requisite principal amount of Notes have consented to the amendment, supplement or waiver.

            The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to consent to any amendment, supplement or waiver. If a record date is fixed, then notwithstanding the provisions of the immediately preceding paragraph, those Persons who were Holders at such record date (or their duly designated proxies), and only those Persons, shall be entitled to consent to such amendment, supplement or waiver or to revoke any consent previously given, whether or not such Persons continue to be Holders after such record date. No consent shall be valid or effective for more than 90 days after such record date unless consents from Holders of the principal amount of Notes required hereunder for such amendment or waiver to be effective shall have also been given and not revoked within such 90-day period.

            After an amendment, supplement or waiver becomes effective it shall bind every Holder, unless it is of the type described in any of clauses
      (a) through (i) of Section 11.02 hereof. In such case, the amendment or waiver shall bind each Holder who has consented to it and every subsequent Holder that evidences the same debt as the consenting Holder's Note.

SECTION 11.05. NOTATION ON OR EXCHANGE OF NOTES.

            The Trustee may place an appropriate notation about an amendment or waiver on any Note thereafter authenticated. The Company in exchange for all Notes may issue and the Trustee shall authenticate new Notes that reflect the amendment or waiver.

            Failure to make such notation on a Note or to issue a new Note as aforesaid shall not affect the validity and effect of such amendment or waiver.

SECTION 11.06. TRUSTEE PROTECTED.

            The Trustee shall sign all supplemental indentures, except that the Trustee may, but need not, sign any supplemental indenture that adversely affects its rights, obligations or protections. Upon request by the Company to sign any amendment or supplement, the Trustee shall be entitled to request and receive from the Company, and to rely upon, an Opinion of Counsel and Officer's Certificate to the effect that such supplement or amendment is authorized or permitted under this Article XI.

                                   ARTICLE XII
                                  MISCELLANEOUS

SECTION 12.01. TRUST INDENTURE ACT CONTROLS.

            This Indenture is subject to the provisions of the TIA that are required to be incorporated into this Indenture, and shall, to the extent applicable, be governed by such provisions. If any provision of this Indenture limits, qualifies, or conflicts with another provision which is required (or would be so required) to be incorporated in this Indenture by the TIA, the incorporated provision shall control.

SECTION 12.02. NOTICES.

            Any notice or communication by the Company or the Trustee to the other is duly given if in writing and delivered in Person or mailed by first class mail to the other's address stated in Section 12.10 hereof. The Company or the Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications.

            Any notice or communication to a Holder shall be mailed by first class mail to his address shown on the register kept by the Registrar. Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders.

            If a notice or communication is mailed in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it.

            If the Company mails a notice or communication to Holders, it shall mail a copy to the Trustee and each Agent at the same time.

            All other notices or communications shall be in writing.

            In case by reason of the suspension of regular mail service, or by reason of any other cause, it shall be impossible to mail any notice as required by the Indenture, then such method of notification as shall be made with the approval of the Trustee shall constitute a sufficient mailing of such notice.

SECTION 12.03. COMMUNICATION BY HOLDERS WITH OTHER HOLDERS.

            Holders may communicate pursuant to TIA Section 3 12(b) with other Holders with respect to their rights under this Indenture or the Notes. The Company, the Trustee, the Registrar and anyone else shall have the protection of TIA Section 312(c).

SECTION 12.04. CERTIFICATE AND OPINION AS TO CONDITIONS PRECEDENT.

            Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the Trustee upon the Trustee's request:

            (a) an Officers' Certificate stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

            (b) an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

SECTION 12.05. STATEMENTS REQUIRED IN CERTIFICATE OR OPINION.

            Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than pursuant to Section 5.03) shall include:

            (a) a statement that the Person signing such certificate or rendering such opinion has read such covenant or condition;

            (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

            (c) a statement that, in the opinion of such Person, such Person has made such examination or investigation as is necessary to enable such Person to express an informed opinion as to whether or not such covenant or condition has been complied with; and

            (d) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been complied with.

SECTION 12.06. RULES BY TRUSTEE AND AGENTS.

            The Trustee may make reasonable rules for action by, or a meeting of, Holders. The Registrar or Paying Agent may make reasonable rules and set reasonable requirements for its functions.

SECTION 12.07. LEGAL HOLIDAYS.

            A "LEGAL HOLIDAY" is a Saturday, a Sunday or a day on which banking institutions in the State of Delaware are not required to be open. If a payment date is a Legal Holiday, payment may be made on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period. If any other operative date for purposes of this Indenture shall occur on a Legal Holiday then for all purposes the next succeeding day that is not a Legal Holiday shall be such operative date.

SECTION 12.08. NO RECOURSE AGAINST OTHERS.

            A director, officer, employee, incorporator or shareholder of the Company, as such, shall not have any liability for any Obligations of the Company under the Notes or this Indenture or for any claim based on, in respect of or by reason of such Obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Notes.

SECTION 12.09. COUNTERPARTS AND FACSIMILE SIGNATURES.

            This Indenture may be executed by manual or facsimile signature in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

SECTION 12.10. VARIABLE PROVISIONS.

            The first certificate pursuant to Section 5.03 hereof shall be for the fiscal year ended on December 31 of the year of the Initial Issuance Date or such other date as may be required under the Trust Indenture Act.

            The reporting date for Section 9.06 hereof is May 1st of each year. The first reporting date shall be the first day of May of the year following the year in which the Notes are first issued.

            The Trustee shall always have a combined capital and surplus of at least $10,000,000 as set forth in its most recent published annual report of condition and any Successor Trustee shall have a combined capital and surplus of at least $100,000,000.

            The Company's address is:

                 MICROSTRATEGY INCORPORATED
                 8000 Towers Crescent Drive
                 Vienna, Virginia 22182
                 Attention: General Counsel
                 Facsimile No. (703) 848-8610

            With a copy to:

                 Williams & Connolly
                 725 Twelfth Street, N.W.
                 Washington, D.C. 20005
                 Attn: John K. Villa, Esq.
                 Facsimile No. (202) 434-5029

            The Trustee's address is:

                 if by mail:
                 American Stock Transfer & Trust Company
                 59 Maiden Lane
                 New York, New York 10038
                 Attention: Executive Vice President

                 if by delivery or overnight courier:
                 American Stock Transfer & Trust Company
                 59 Maiden Lane
                 New York, New York 10038
                 Attention: Executive Vice President

SECTION 12.11. GOVERNING LAW, SUBMISSION TO JURISDICTION.

            THE INTERNAL LAWS OF THE STATE OF DELAWARE SHALL GOVERN THIS INDENTURE AND THE NOTES, WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS THEREOF

            To the extent permitted by applicable law, the Company irrevocably submits to the nonexclusive jurisdiction of the United States District Court for the Eastern District of Virginia in any suit or proceeding based on or arising under this Indenture and the Notes and irrevocably agrees that all claims in respect of such suit or proceeding may be determined in any such court. The Company irrevocably and fully waives the defense of an inconvenient forum to the maintenance of such suit or proceeding. The Company hereby irrevocably designates and appoints CT Corporation System as the authorized agent of the Company upon whom process may be served in any such suit or proceeding (the "PROCESS AGENT'), it being understood that the designation and appointment of the Process Agent as such authorized agent shall become effective immediately without any further action on the part of the Company. The Company represents to the Trustee that it has notified the Process Agent of such designation and appointment and that the Process Agent has accepted the same. The Company hereby irrevocably authorizes and directs the Process Agent to accept such service. The Company further agrees that service of process upon the Process Agent shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding. Nothing herein shall affect the right of the Trustee or any Holder to serve process in any other manner permitted by law. In the event that CT Corporation System ceases to be the Process Agent, the Company agrees that it will take any and all action, including the execution and filing of any and all such documents and instruments as may be necessary to validly designate and appoint an alternate agent as Process Agent, and to maintain such designation and appointment in full force and effect so long as the Company has any outstanding obligations under this Indenture or the Notes, on terms that are reasonably acceptable to the Trustee. To the extent that the Company has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, the Company hereby irrevocably waives such immunity in respect of its obligations hereunder and thereunder, to the extent permitted by law.

SECTION 12.12. NO ADVERSE INTERPRETATION OF OTHER AGREEMENTS.

            This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company or an Affiliate. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

SECTION 12.13. SUCCESSORS.

            All agreements of the Company in this Indenture and the Notes shall bind its successor. All agreements of the Trustee in this Indenture shall bind its successor.

SECTION 12.14. SEVERABILITY.

            In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 12.15. TABLE OF CONTENTS, HEADINGS, ETC.

            The Table of Contents, Cross-Reference Table, and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

                      [SIGNATURES APPEAR ON FOLLOWING PAGE]

      IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all as of the date first written above.


                                        MICROSTRATEGY INCORPORATED,
                                        as Issuer

                                        By: /s/ [Illegible]
                                            ------------------------------------
                                            Name: counsel for
                                            Title: MicroStrategy, Incorporated


                                        AMERICAN STOCK TRANSFER & TRUST COMPANY
                                        as Trustee

                                        By: /s/ Herbert J. Lemmer
                                            ------------------------------------
                                            Name: HERBERT J. LEMMER
                                            Title: VICE PRESIDENT

                                                                       EXHIBIT A

                               (Face of Security)

                         7 1/2% SERIES A UNSECURED NOTE
      Due five (5) years from date of first issuance of any 7 1/2% Series
                                A Unsecured Note

Cusip No.  _____________

Note No.   _____________                                          $_____________

                           MICROSTRATEGY INCORPORATED

promises to pay to the order of ________________________________________________
or registered assigns, the principal sum of _________________________ Dollars on

_____________

Interest Payment Dates:  ______________________ and ____________________

commencing               _______________________________________________________

Record Dates:            ______________________ and ____________________

Authenticated:                                        Dated: ___________________

____________________,                   MICROSTRATEGY INCORPORATED
as Trustee


By:______________________________       By:_____________________________________
        Authorized Officer                      Officer of the Company


                                        Attest: ________________________________
                                                Officer of the Company

(SEAL)

                               (Back of Security)

                         7 1/2% SERIES A UNSECURED NOTE
       Due five (5) years from date of first issuance of any 7 1/2% Series
                                A Unsecured Note

      Capitalized terms used herein shall have the meanings ascribed to them in that certain Indenture dated as of January 11, 2001 (the "Indenture") between MicroStrategy Incorporated, a Delaware corporation (the "Company"), and American Stock Transfer & Trust Company, a New York limited purpose trust company (the "Trustee") unless otherwise indicated.

1. Interest and Principal. The Company promises to pay interest on the principal amount of this 7 1/2% Series A Unsecured Note due five (5) years from date of first issuance of any 7 1/2% Series A Unsecured Note (the "Note") at a rate of seven and one half percent (7 1/2%) per annum from the date of the commencement of the Settlement Hearing in respect of a class-action lawsuit in the United States District Court for the Eastern District of Virginia, entitled In re MicroStrategy Incorporated Securities Litigation, Civil Action No. 00-473-A (the "Interest Accrual Commencement Date") until maturity. The Company will pay interest semiannually commencing after the date of issuance of the Note on dates that shall be common for all 7 1/2% Series A Unsecured Notes and shall be the date that is six (6) months after the issuance of the first 7 1/2% Series A Unsecured Notes until maturity (each an "Interest Payment Date"), or if any such day is not a Business Day, on the next succeeding Business Day. Principal of the Notes will be due at maturity. Interest on the Notes will accrue and compound annually from the Interest Accrual Commencement Date until the date of issuance and thereafter will accrue semiannually. The Company shall pay interest (including post-petition interest in any proceeding under Bankruptcy Law) on overdue principal from time to time at the same rate per annum on the Notes then in effect; it shall pay interest (including post-petition interest in any proceeding under Bankruptcy Law) on overdue installments of interest (without regard to any applicable grace periods) from time to time at the same rate to the extent lawful. Interest will be computed on the basis of a 360 day year of 12 months of 30 days each.

2. Method of Payment. The Company will pay interest on the Notes by check or wire transfer (pursuant to wire instructions provided by the Holder no later than 30 days prior to the applicable Interest Payment Date) to the Persons who are registered Holders of Notes at the close of business on the record date next preceding the Interest Payment Date. The Notes will be payable both as to principal and interest at the office of the Paying Agent maintained for such purpose within the City and State of New York. Interest shall not accrue and no payment for interest shall be made on this Note if called for Redemption or Mandatory Conversion pursuant to Section 5 or 6 of the Note with respect to any period following the date of redemption or conversion. In the case of any Note surrendered for redemption or conversion after the close of business on any record date for the payment of an installment of interest but before the opening of business on the next succeeding Interest Payment Date, such Note when surrendered for conversion, must be accompanied by payment in an amount equal to the interest payable on such Interest Payment Date on the principal amount of the Note so redeemed or converted. Accrued interest shall be paid on such Interest Payment Date to the holder of this Note on such record date. If less than all of this Note is to be converted at any time, the preceding provisions shall apply only to the portion so converted and interest shall accrue and be paid on the balance of this Note in accordance with the provisions of Article II of the Indenture.

3. Presenting Agent, Paving Agent, Conversion Agent and Registrar. Initially, the Trustee will act as Presenting Agent, Paying Agent, Conversion Agent and Registrar. The Company may change any Presenting Agent, Paying Agent, Conversion Agent or Registrar without notice to any Holder. The Company or any of its subsidiaries may act in any such capacity.

4. Indenture. The Company issued the Notes under the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S. Code ss.ss. 77aaa-77bbbb) (the "TIA"). The Notes are subject to all such terms, and Holders are referred to the Indenture and the TIA for a statement of such terms. The Notes are limited to eighty million five hundred thousand dollars and no cents ($80,500,000) in aggregate principal amount, except that, pursuant to the Stipulation of Settlement, such amount may be increased, at the Company's option, to account for the issuance of Notes in lieu of fractional shares of Common Stock or Warrants (as defined below) to purchase fractional shares of Common Stock.

5. Redemption. The Company, in its sole discretion, may redeem all or any of the Notes, in whole or in part, pro rata, at any time, without premium or penalty, at a redemption price payable solely in cash equal to the principal of and any accrued but unpaid interest on the Notes in accordance with Article III of the Indenture.

6. Mandatory Conversion. The Company, in its sole discretion, may cause the Holder to convert all or any of the Notes, in whole or in part, pro rata, without premium or penalty, into shares of Common Stock in accordance with
Article IV of the Indenture, provided, however, that nothing contained herein shall be construed as conferring upon the Holders any rights whatsoever as stockholders of the Company prior to such conversion. The number of shares of Common Stock into which the Notes, or any part thereof, shall be converted shall be such number of shares of Common Stock as may be obtained by dividing the principal and any accrued but unpaid interest thereon to be converted by an amount equal to eighty percent (80%) of the dollar-weighted average trading price per share for all round lot transactions in the Common Stock on the Market for the ten (10) trading days ending two (2) days prior to the date of the written notice to the Trustee and issuance of a press release by the Company describing the conversion. In the event of any such conversion, the Company shall pay the holder cash in lieu of any fractional shares (valued in the same manner as the shares actually issued) and shall pay, at the Company's option, in lieu of any Note that would otherwise be reissued in an amount not evenly divisible by $100, either cash or additional shares of Common Stock rounded up to the next whole number of shares, or a combination of the two.

7. Possible Reduction in Principal Amount of and Interest on the Notes. Pursuant to the Stipulation of Settlement dated January 11, 2001, the Company is obligated to pay all costs of notice and administration of all transactions contemplated by the Stipulation of Settlement (exclusive of any attorneys' fees and expenses, the "Settlement Costs"). If the Settlement Costs exceed $750,000, then the Company shall pay such excess (the "Excess Amount") as and when incurred but shall be entitled to a credit equal to the Excess Amount against the installment of interest on the Notes next due, to be applied against the Notes then outstanding on a pro rata basis. If the Excess Amount exceeds the total amount of interest then due on the Notes, the Company may, in its sole discretion, either apply such remaining Excess Amount against subsequent installments of interest on the next subsequent interest payment date or reduce the principal amount of the Notes outstanding on a pro raw basis by the balance of the Excess Amount not previously applied, provided however, that this Note may not be reduced to an amount not divisible by $100.

S. Obligation to Redeem/Convert. The Company shall not reduce the outstanding principal amount of the Notes below sixty percent (60%) of their original outstanding principal amount, unless it shall redeem or convert into Class A Common Stock, without penalty or premium, the entire remaining outstanding principal amount of the Notes pursuant to Section 5 or Section 6 hereof.

9. Change in Control. In the event of a Change in Control of the Company (as defined in Article VII of the Indenture), the resulting, surviving or transferee entity shall expressly assume all of the Company's obligations in connection with the Notes and the Indenture.

10. Denominations, Transfer. Exchange. The Notes are exempt from registration by virtue of an exemption pursuant to Section 3(a)(I0) of the Securities Act of 1933, as amended (the "Securities Act"). In the event that such exemption from registration is not available under the Securities Act, the Company shall take such steps as are necessary either to cause the registration of the Notes under the Securities Act or to obtain relief from the registration requirements of the Securities Act by obtaining a "no action" letter from the U.S. Securities and Exchange Commission (the "SEC"). The Notes shall be in registered form without coupons in denominations of $100 and integral multiples of $100. The transfer of Notes may be registered and Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents, and the Company may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. The Company need not exchange or register the transfer of any Note or portion of a Note selected for redemption, except for the unredeemed portion of any Note being redeemed in part.

11. Persons Deemed Owners. The registered Holder of a Note may be treated as its owner for all purposes.

12. Amendments and Waivers. Without the consent of any Holder, the Company and the Trustee may amend or supplement the Indenture or the Notes to cure any ambiguity, defect or inconsistency; to provide for uncertificated Notes in addition to or in place of certificated Notes; to make any change that would provide any additional rights or benefits to the Holders or that does not adversely affect the rights under the Indenture of any Holder; or to comply with requirements of the SEC in order to effect or maintain the qualification of the Indenture under the TIA.

13. Defaults and Remedies. Events of Default are described in the Indenture and include default in payment when due of principal of and interest on the Notes. If an Event of Default occurs and is continuing, the Trustee or the holders of at least thirty-five percent (35%) in principal amount of the then outstanding Notes may declare all the Notes to be due and payable immediately, except that in the case of an Event of Default arising from certain events of bankruptcy or insolvency, all outstanding Notes shall become due and payable immediately without further action or notice. Holders of Notes may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Notes. Subject to certain limitations, Holders of a majority in principal amount of the then outstanding Notes may direct the Trustee in its exercise of any trust or power.

14. No Recourse Against Others. A director, officer, employee, incorporator or stockholder of the Company, as such, shall not have any liability for any obligations of the Company under the Notes or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.

15. Authentication. This Note shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

16. Use of Notes to Exercise Warrants. Under the Stipulation of Settlement, the Company has issued certain warrants (the "Warrants") to purchase shares of Common Stock. Pursuant to that certain Warrant Agreement between the Company and American Stock Transfer & Trust Company, which governs the terms of the Warrants, this Note may be used to pay the exercise price payable upon exercise of Warrants (the "Exercise Price"). If a Holder elects to exercise a Warrant by tendering this Note, the value of this Note for purposes of the payment of the Exercise Price shall be the principal of and the accrued but unpaid interest on the Note multiplied by 133%. In accepting payment in the form of a Note, the Company shall reduce the principal and accrued but unpaid interest of this Note pro rata when used as payment of the Exercise Price. In the event that upon payment of all or part of the Exercise Price with this Note, the Holder is entitled to the return of a new Note reflecting the remaining principal balance hereof, the Company shall issue such new Note in a denomination of no less than $100 and in integral multiples of $100, and will pay any remaining principal amount, together with accrued and unpaid interest thereon, to the Holder in cash.

17. Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors
Act).

18. Subordination. This Note is subordinated to certain other indebtedness of the Company as described more fully in the Indenture.

19. Governing Law. The internal laws of the State of Delaware shall govern this Note without regard to its provisions of conflicts of laws.

The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to the Trustee at the following address:

                    American Stock Transfer & Trust Company
                    59 Maiden Lane
                    New York, New York 10038

ASSIGNMENT FORM

To assign this Note, fill in the form below: (I) or (we) assign and transfer this Note to

________________________________________________________________________________
_____________________________________________
(Insert assignee's soc. sec. or tax I.D. no.)

________________________________________________________________________________
_____________________________________________

________________________________________________________________________________
_____________________________________________

________________________________________________________________________________
_____________________________________________
(Print or type assignee's name. address and zip code)

and irrevocably appoint _____________________________________________________ to
transfer this Note on the books of the Company. The agent may substitute another to act for him.

________________________________________________________________________________

Date:


Your Signature:_________________________________
(Sign exactly, as your name appears on the face of this Note)

Signature Guarantee.

Signatures must be guaranteed by an eligible guarantor institution (a bank, stockbroker, savings and loan association or credit union with membership in an approved signature guarantee medallion program) pursuant to Rule l7Ad-15 of the Securities Exchange Act of 1934.


                                      A-7